                                             -----------------------------------
                                             OMB APPROVAL
                                             -----------------------------------
                                             OMB Number: 3235-0570
                                             Expires: November 30, 2005
                                             Estimated average burden
                                             hours per response. . . . . . . 5.0
                                             -----------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07454
                                   ---------
                              Pacific Capital Funds
------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)
              111 South King Street Honolulu, HI         96813
------------------------------------------------------------------------------
           (Address of principal executive offices)   (Zip code)
           BISYS Fund Services, 3435 Stelzer Road Columbus, Ohio 43219
------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 614-470-8000
                                                    ------------

Date of fiscal year end: July 31, 2003
                         -------------

Date of reporting period: July 31, 2003
                          -------------

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Reports to Stockholders.

         Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

                             Pacific Capital Funds
             ------------------------------------------------------
                                 Annual Report














                                                             As of July 31, 2003

                              Pacific Capital Funds
       MANAGED BY THE ASSET MANAGEMENT GROUP OF [Graphic] Bank of Hawaii

MUTUAL FUNDS: . ARE NOT FDIC INSURED . HAVE NO BANK GUARANTEE . MAY LOSE VALUE

                               Table of Contents

                            Letter to Shareholders
                                    Page 1

                            Fund Performance Review
                                    Page 3

                     Statements of Assets and Liabilities
                                    Page 29

                           Statements of Operations
                                    Page 32

                      Statements of Changes in Net Assets
                                    Page 35

                      Schedules of Portfolio Investments
                                    Page 39

                         Notes to Financial Statements
                                    Page 65

                             Financial Highlights
                                    Page 78

                        Report of Independent Auditors
                                    Page 89

  Glossary of Terms

Dow Jones Industrial Average is a price-weighted average based on the price-only performance of 30 blue chip stocks (The average is computed by adding the prices of the 30 stocks and dividing by a denominator, which has been adjusted over the years for stocks splits, stock dividends and substitutions of stocks).

Gross Domestic Product is the measure of the market value of the goods and services produced by labor and property in the United States.

Lehman Brothers Government/Credit Bond Index is composed of all bonds that are investment-grade rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's. Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

Lehman Brothers 5-Year Municipal Bond Index tracks bonds with maturity range of four to six years.

Lehman Brothers Municipal Bond Index is a broad benchmark for the tax-exempt bond market. The bonds tracked by this index must have a minimum credit rating of at least Baa.

Merrill Lynch 1-5 Year U.S. Treasury Index is comprised of approximately 66 issues of U.S. Treasury securities maturing between one and five years

Merrill Lynch Corporate/Government Master Index consists of issues which include corporate debt obligations rated BBB or better and publicly issued, non-convertible domestic debt of the U.S. government or any agency thereof. These quality parameters are based on composites of ratings assigned by Standard and Poor's Ratings Group and Moody's Investors Service, Inc. Only notes and bonds with a minimum maturity of one year are included.

Merrill Lynch One-Year Treasury Index consists of yields on Treasury securities at a constant, the fixed maturities are constructed by the Treasury department, and are based on the most actively traded marketable Treasury securities. Yields on these issues are based on composite quotes reported by U.S. Government securities dealers to the Federal Reserve Bank of New York. To obtain the constant maturity yields, personnel at Treasury construct a yield curve each business day, and yield values are then read from the curve at fixed maturities.

Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East
(EAFE) Index is comprised of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

Morgan Stanley Capital International (MSCI), All Country (AC) Far East Free Index (excluding Japan) represents the 48 developed and emerging markets around the world that collectively comprise virtually all of the foreign equity stock markets.

Nasdaq Composite Index is a market price only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign common stocks and American Depository Receipts.

Price-to-Earnings Ratio (P/E) - A valuation ratio of a company's current share price to its per-share earnings. A high P/E means high projected earnings in the future. This ratio gives an investor an idea of how much they are paying for a particular company's earning power.

The Russell Universe - In 1984, Russell created the Russell family of stock indices as part of a more accurate and comprehensive system for evaluating the performance of investment managers. Russell now maintains 21 U.S. stock indices and has launched similar broad-market and style indices in Canada and Japan. Today, more than $214 billion is invested in funds modeling Russell's U.S. indices, and more than $1 trillion in funds is benchmarked against the global family of Russell indices.

Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index.

Russell 1000 Growth Index measures the performance of 1,000 securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values.

Russell 2000(R) Growth Index tracks the performance of domestically traded common stocks of small- to mid-sized companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index measures the performance of the 1,000 largest of the 3,000 largest U.S.-domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500 Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole.

Yield Curve - a graph of bond yields available at a given moment in time, with the dividend yield rising along the vertical line and bond durations moving outward along the horizontal line. A typical yield curve is rising, or positive, because bonds of longer duration pay more interest.

  Letter to Shareholders


Dear Shareholders:

The 12-month period between August 1, 2002 and July 31, 2003 was characterized by two very different environments. The economy struggled during the first eight months of the period, causing stocks to fall and helping bonds gain. The situation reversed itself during the final four months, however, as the economy showed signs of strength, the stock market surged and bonds lost ground. The Dow Jones Industrial Average/1/ gained 5.69% during the period, while the S&P 500 Index/1/ returned 10.64%.

Economic Recap
The economy began the period with relatively healthy growth, largely due to a great deal of stimulus from the Federal Reserve Board (the "Fed"). But a number of factors combined to drag on the economy, including rising oil prices, a strike by west-coast dockworkers and low corporate spending. Fears about the impending war with Iraq, as well as other geopolitical tensions, weighed heavily on business spending, as international instability clouded corporate leaders' outlook and caused them to delay spending initiatives.

Low interest rates led to record levels of mortgage refinancing during this time. That refinancing activity boosted consumers' buying power, helping to prop up the economy. Even so, Gross Domestic Product/1/ (GDP) grew just 1.4% during the fourth calendar quarter of 2002. The Fed lowered short-term interest rates by 0.50 percentage points in November, marking the 12th time the Board had lowered interest rates during this easing cycle.

The difficult economic environment continued into March, as the run-up to war cast a pall over business activity. Economic growth appeared to gain strength in the spring, however, after the invasion of Iraq cleared up the business outlook. The Fed became concerned during the spring about the possibility of deflation, a destructive economic environment characterized by falling prices. The Fed lowered short-term interest rates on June 25, from 1.25% to 1.00%, to reduce the risk of deflation.

Stock Market Recap
Stocks suffered during most of the period due to the cloudy economic outlook. Better-than-expected earnings reports in August helped push stocks higher, but the stock market soon slumped as it became clear that the economy was stagnating. The market repeated that cycle in the fall: Stocks rose in late October and early November when corporate profits beat expectations, but then fell due to the economic uncertainty that resulted from the run-up to war. The stock market then stagnated during most of the first calendar quarter of 2003.

Stocks surged following the Iraq invasion. Investors anticipating an economic recovery bid up shares of highly cyclical stocks, particularly technology and biotechnology shares. Shares of small companies outperformed large stocks during that period. The rally lasted through June, and stocks traded in a fairly tight range during July as investors tried to determine the economy's strength.

Bond Market Recap
Fixed-income investments benefited from falling interest rates during the first ten months of the period. Investors wary of the struggling stock market sought bonds for their stability, pushing yields down and prices up. Bonds also benefited from the weak economy and the Fed's easing monetary policy, which especially boosted prices on short-term securities. Yields on Treasury bonds reached 40-year lows in that environment.

Bond yields rose dramatically beginning in mid-June. Investors sold fixed-income securities out of concern that a stronger economy would lead to higher interest rates. Investors also shifted money from bonds to stocks, as bonds' very low yields looked less attractive than potential returns in the rising stock market. Yields on long-term bonds sustained the greatest increases in that environment. Short-term bonds' yields remained relatively stable, anchored by the Fed's indications that it would keep short-term interest rates low. Corporate bonds outperformed government bonds for the 12-month period, as investors prized the higher yields offered by corporate issues.

/1/ See Glossary of Terms for additional information

Pacific Capital Funds
Early in the period we positioned the Pacific Capital Equity Funds for an economic recovery. That strategy hurt returns prior to March, but boosted gains during the stock-market rally, as the Funds benefited from strong stock selection.

We positioned the Pacific Capital Fixed-Income Funds defensively during the period, with durations shorter than those of their benchmarks. That strategy hurt relative performance until yields rose very late in the period.

The Asset Management Group
We instituted several changes during the period to enhance the management structure of the Pacific Capital Funds. First, we created our new Analytics and Risk Management Group in February. That group is comprised of officers who provide analytical support to the Funds' portfolio managers, to help the managers optimize the construction and risk profiles of their portfolios. The Analytics and Risk Management Group also analyzes the performance of the Funds to give managers detailed feedback on how various strategies contributed to returns.

Next, we also implemented a team approach to managing the Funds, beginning on March 1, in which research analysts, trading and portfolio management all work together to support the investment process. That culmination of experience and ideas serves to improve efficiency and deliver consistent investment performance over time. In addition, we partnered with Chicago Equity Partners, a leading stock analysis firm, to provide additional resources to our research analysis team.

Finally, we created our Investment Strategy Committee to provide our managers with a broad view of economic trends that could affect the Pacific Capital Funds. That committee is chaired by William Barton, Executive Vice President and Chief Investment Officer, who has 44 years of experience analyzing economic trends and their impact on financial markets.

Thank you for your confidence in the Pacific Capital Funds. If you have any questions or would like a fund prospectus, please contact your registered investment consultant or call Pacific Capital Funds at (800) 258-9232.

Sincerely,

William Barton
The Asset Management Group of Bank of Hawaii
Executive Vice President
Chief Investment Officer

Howard Hodel
The Asset Management Group of Bank of Hawaii
Manager and Executive Vice President

/1/ See Glossary of Terms page for additional information.

                        NOTICE ABOUT DUPLICATE MAILINGS

 In order to reduce expenses of the Pacific Capital Funds incurred in connection with the mailing of prospectuses, prospectus supplements, semi-annual reports and annual reports to multiple shareholders at the same address, Pacific Capital Funds may in the future deliver one copy of a prospectus, prospectus supplement, semi-annual report or annual report to a single investor sharing a street address or post office box with other investors, provided that all such investors have the same last name or are believed to be members of the same family. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you share an address with another investor and wish to receive your own prospectus, prospectus supplements, semi-annual reports and annual reports, please call the Trust toll-free at (800) 258-9232.

  Pacific Capital Growth Stock Fund

The Equity Investment Team of The Asset Management Group of Bank of Hawaii

Team members include Howard Hodel, Clyde Powers, Bill Carpenter, Teresa Yee, and Laughon Bryant. Mr. Hodel, Executive Vice President and Manager of the Adviser's registered investment unit, has served as head of Bank of Hawaii's Investment Services Group Analytics and Risk Management since January 2003. He previously served at Bank of America from 1994 to 2003 as the Managing Director of Market Risk Control Investments, and from 1987 to 1994 as Vice President in Corporate Finance. Mr. Powers, CFA, Vice President of the Adviser, joined the Adviser in 1997. He previously served as a Portfolio Manager for Amcore Investment Group from 1995 to 1997, and as Managing Director-Investment Operations for Union Capital Advisors from 1984 to 1995. Mr. Carpenter, Vice President of the Adviser, rejoined the Adviser in 1999. He previously served as a Small-Cap Analyst for Greenville Capital Management from 1996 to 1998, and as Portfolio Manager for First Hawaiian Bank's Trust Division from 1985 to 1995 and as the Risk Manager for Bank of Hawaii from 1980 to 1984. Ms. Yee, Vice President and Portfolio Manager of the Adviser, joined the Adviser in 1998. Previously she served as an Equity Analyst from 1993 to 1997 at CIBC Oppenheimer. Mr. Bryant, Assistant Vice President, has served the Adviser as a Securities Analyst since 1997. Previously, he served as Portfolio Manager from 1993 to 1997 in First Hawaiian Bank's Trust and Investment Division.


How did the Fund perform compared to its benchmark?
For the 12-month period ended July 31, 2003, the Fund returned 10.14% (Class A Shares without sales charge), trailing its benchmark, the Russell 1000 Growth Index/1/, at 11.64%.

What were the major factors in the market that influenced the Fund's performance?
The year ended July 31 was extremely volatile as investors focused on the impending war with Iraq, corporate malfeasance, a sputtering economy, and a Fed that couldn't force the economy higher despite cutting rates and providing ample liquidity. Near year-end however, consumer confidence improved, the job market started to stabilize, corporate America concluded their inventory liquidation, and capital spending showed signs of improving. Nasdaq/1/ was the best performing index for the period and information technology was the top sector. By the end of the period reported earnings were exceeding expectations, estimates for the balance of the year were raised, and the equity markets responded favorably. Good performance resulted from a slight overweight in technology and good equity selection.

Throughout the year, we positioned the Fund for an improving economy by increasing the weights in information technology and the depressed financial sector. The Fund benefited from strong stock selection, including Sandisk, Express Scripts, Hispanic Broadcasting and Zimmer Holdings. The two sectors with negative returns for the period were energy and industrials.++/ /

The Asset Management Group Fund Outlook
The recent bear market was longer and deeper by historical standards than most other market declines. The market rally has surprised investors both in terms of breadth and magnitude and now may need to consolidate. However, we feel that the possibility for better conditions is on the horizon, supported by an improving economy, stronger reported earnings, ample liquidity, and unattractive alternatives. Therefore, at this time, we will maintain our overweight in economically sensitive sectors of the economy.

/1/ See Glossary of Terms for additional information.
++ The portfolio composition is subject to change.

  Pacific Capital Growth Stock Fund

Fund Objective:

The Fund, which seeks long-term growth of principal with a secondary objective of dividend income, primarily invests in shares of large, high-quality companies with two characteristics: above-average growth potential and exposure to large global markets. We seek to invest in such companies when their shares trade at attractive levels relative to their growth prospects. When appropriate, the Fund also may invest in shares of smaller firms that we believe demonstrate the potential for extraordinary growth.


Growth of a $10,000 Investment

                                    [CHART]

                                  Class Y
                                  Shares      Russell 1000   Standard and
            Class A   Class B     (No Sales   Growth         Poor's 500
            Shares*   Shares**    Charge)     (Index)        Stock Index
            -------   --------    ---------   ------------   ------------
07/31/1993  $9,599    $10,000     $10,000      $10,000       $10,000
            10,000     10,418      10,418       10,410        10,381
            10,113     10,536      10,536       10,332        10,304
            10,288     10,718      10,718       10,620        10,513
            10,167     10,592      10,592       10,550        10,415
            10,295     10,726      10,726       10,732        10,543
            10,460     10,897      10,897       10,980        10,896
            10,269     10,698      10,698       10,780        10,602
             9,836     10,247      10,247       10,259        10,140
             9,985     10,403      10,403       10,308        10,272
            10,084     10,506      10,506       10,464        10,440
07/31/1994   9,923     10,338      10,338       10,154        10,182
            10,181     10,607      10,607       10,502        10,519
            10,503     10,942      10,942       11,087        10,947
            10,247     10,675      10,675       10,936        10,683
            10,393     10,827      10,827       11,194        10,928
            10,093     10,514      10,516       10,836        10,527
            10,170     10,595      10,598       11,017        10,680
            10,440     10,877      10,891       11,252        10,958
            10,687     11,134      11,151       11,724        11,383
            10,942     11,400      11,419       12,066        11,720
            11,210     11,679      11,700       12,330        12,061
            11,547     12,030      12,044       12,760        12,538
07/31/1995  11,853     12,349      12,365       13,253        12,832
            12,259     12,772      12,791       13,804        13,260
            12,113     12,619      12,652       13,819        13,296
            12,633     13,161      13,186       14,456        13,853
            12,724     13,256      13,295       14,466        13,804
            13,105     13,653      13,696       15,028        14,411
            13,199     13,751      13,789       15,114        14,678
            13,467     14,030      14,071       15,620        15,183
            13,693     14,265      14,310       15,905        15,329
            13,513     14,078      14,136       15,926        15,476
            13,636     14,206      14,257       16,345        15,703
            13,933     14,515      14,581       16,916        16,109
07/31/1996  13,927     14,509      14,578       16,939        16,175
            13,272     13,827      13,885       15,946        15,455
            13,513     14,078      14,140       16,358        15,783
            14,349     14,949      15,017       17,549        16,669
            14,473     15,078      15,150       17,655        17,126
            15,620     16,272      16,366       18,980        18,426
            15,146     15,779      15,861       18,609        18,065
            16,119     16,793      16,895       19,914        19,187
            16,087     16,759      16,865       19,779        19,342
            15,311     15,951      16,044       18,709        18,538
            16,609     17,304      17,416       19,951        19,644
            17,471     18,201      18,321       21,391        20,850
07/31/1997  18,169     18,928      19,056       22,247        21,780
            19,512     20,328      20,464       24,214        23,510
            18,449     19,220      19,352       22,797        22,203
            19,452     20,265      20,419       23,919        23,419
            18,792     19,577      19,727       23,035        22,636
            19,486     20,300      20,455       24,013        23,684
            19,718     20,543      20,703       24,282        24,092
            20,100     20,940      21,117       25,008        24,359
            21,624     22,528      22,716       26,889        26,116
            22,400     23,336      23,529       27,961        27,453
            22,768     23,706      23,929       28,348        27,730
            22,098     22,994      23,226       27,544        27,253
07/31/1998  23,465     24,405      24,673       29,231        28,360
            23,333     24,268      24,549       29,037        28,058
            18,995     19,748      19,986       24,679        24,001
            20,678     21,460      21,737       26,575        25,539
            21,848     22,679      23,005       28,711        27,616
            23,623     24,514      24,866       30,895        29,290
            26,734     27,711      28,143       33,681        30,978
            27,755     28,759      29,229       35,659        32,273
            26,153     27,089      27,551       34,030        31,270
            28,084     29,070      29,591       35,822        32,521
            27,174     28,104      28,637       35,868        33,781
            26,467     27,368      27,896       34,766        32,983
07/31/1999  28,681     29,643      30,249       37,201        34,814
            27,394     28,284      28,900       36,018        33,727
            27,770     28,644      29,295       36,607        33,560
            28,116     28,988      29,673       35,838        32,640
            30,659     31,607      32,354       38,544        34,706
            32,825     33,817      34,657       40,624        35,411
            36,561     37,624      38,609       44,849        37,497
            35,391     36,400      37,365       42,746        35,613
            40,352     41,486      42,636       44,836        34,939
            40,998     42,119      43,311       48,045        38,357
            40,010     41,085      42,278       45,759        37,203
            38,053     39,059      40,232       43,455        36,439
07/31/2000  41,482     42,562      43,880       46,748        37,338
            39,788     40,768      42,067       44,799        36,754
            42,490     43,533      44,956       48,855        39,037
            40,171     41,127      42,510       44,234        36,976
            39,828     40,747      42,151       42,141        36,820
            35,452     36,253      37,533       35,929        33,917
            35,385     36,176      37,456       34,792        34,083
            34,814     35,575      36,862       37,196        35,292
            30,198     30,849      32,000       30,881        32,074
            26,830     27,326      28,382       27,521        30,042
            29,845     30,419      31,633       31,001        32,377
            29,736     30,304      31,520       30,545        32,594
07/31/2001  28,568     29,101      30,276       29,838        31,800
            27,835     28,328      29,512       29,092        31,487
            25,527     25,951      27,053       26,713        29,516
            22,866     23,258      24,283       24,046        27,133
            24,115     24,519      25,611       25,308        27,650
            26,803     27,240      28,467       27,739        29,771
            27,102     27,526      28,777       27,687        30,032
            25,636     26,037      27,251       27,197        29,594
            23,762     24,118      25,272       26,069        29,023
            25,473     25,807      27,081       26,970        30,115
            23,056     23,373      24,537       24,769        28,289
            22,431     22,714      23,859       24,170        28,081
07/31/2002  20,693     20,938      22,021       21,934        26,080
            18,738     18,962      19,958       20,728        24,047
            18,846     19,048      20,071       20,790        24,205
            17,163     17,329      18,262       18,634        21,575
            18,493     18,675      19,703       20,343        23,473
            19,199     19,363      20,467       21,448        24,855
            17,842     17,988      19,025       19,966        23,394
            17,407     17,558      18,573       19,482        22,781
            17,299     17,415      18,431       19,392        22,439
            17,543     17,673      18,714       19,753        22,657
            18,982     19,076      20,240       21,214        24,524
            19,851     19,964      21,173       22,273        25,816
07/31/2003  19,960     20,050      21,286       22,579        26,146
            20,639     20,709      22,021       23,141        26,607

For performance purposes, the above graph has not been adjusted for CDSC charges.

Average Annual Total Returns as of July 31, 2003

                                              1 Year 5 Year 10 Year
             ------------------------------------------------------
             Class A Shares*                   5.70% -3.22%  7.51%
             ------------------------------------------------------
             Class B Shares**                  5.21% -3.21%  7.55%
             ------------------------------------------------------
             Class Y Shares (No Sales Charge) 10.34% -2.15%  8.21%
             ------------------------------------------------------

 *Reflects 4.00% Maximum Front-End Sales Charge.
**Reflects Maximum Contingent Deferred Sales Charge of up to 5.00% (CDSC). The
           CDSC does not apply to performance over 6 years; therefore, the 10-year return does not reflect the CDSC, nor does the graph reflect the CDSC charges.

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. The chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

The quoted performance of the Pacific Capital Growth Stock Fund includes the performance of certain common trust fund ("Commingled") accounts advised by The Asset Management Group of Bank of Hawaii and managed the same as the Fund in all material respects, for periods dating back to July 31, 1993, and prior to the Fund's commencement of operations on November 1, 1993, for the A Class, and on October 14, 1994, for the Y Class, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

Class B Shares were not in existence prior to March 2, 1998. Performance calculated for any period up to and through March 2, 1998, is based upon the performance of the Class A Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital Growth Stock Fund is measured against the Russell 1000 Growth Index and the Standard & Poor's 500 stock Index. The Russell 1000 Growth Index measures the performance of 1,000 securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values and the Standard & Poor's 500 Stock Index measures the performance of the broad domestic stock universe. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. The Fund has changed its standardized benchmark from the S&P 500 Stock Index to the Russell 1000 Growth Index to provide a more appropriate market comparison for the Fund's performance. Investors cannot invest directly in an index, although they can invest in its underlying securities.

  Pacific Capital Growth and Income Fund

The Equity Investment Team of The Asset Management Group of Bank of Hawaii

Team members include Howard Hodel, Clyde Powers, Bill Carpenter, Teresa Yee, and Laughon Bryant. Mr. Hodel, Executive Vice President and Manager of the Adviser's registered investment unit, has served as head of Bank of Hawaii's Investment Services Group Analytics and Risk Management since January 2003. He previously served at Bank of America from 1994 to 2003 as the Managing Director of Market Risk Control Investments, and from 1987 to 1994 as Vice President in Corporate Finance. Mr. Powers, CFA, Vice President of the Adviser, joined the Adviser in 1997. He previously served as a Portfolio Manager for Amcore Investment Group from 1995 to 1997, and as Managing Director--Investment Operations for Union Capital Advisors from 1984 to 1995. Mr. Carpenter, Vice President of the Adviser, rejoined the Adviser in 1999. He previously served as a Small-Cap Analyst for Greenville Capital Management from 1996 to 1998, and as Portfolio Manager for First Hawaiian Bank's Trust Division from 1985 to 1995 and as the Risk Manager for Bank of Hawaii from 1980 to 1984. Ms. Yee, Vice President and Portfolio Manager of the Adviser, joined the Adviser in 1998. Previously she served a an Equity Analyst from 1993 to 1997 at CIBC Oppenheimer. Mr. Bryant, Assistant Vice President, has served the Adviser as a Securities Analyst since 1997. Previously, he served as Portfolio Manager from 1993 to 1997 in First Hawaiian Bank's Trust and Investment Division.


How did the Fund perform compared to its benchmark?
For the 12-month period ended July 31, 2003, the Fund returned 8.31% (Class A Shares without sales charge), verses the S&P 500 Stock Index/1/ return of 10.64%.

What were the major factors in the market that influenced the Fund's performance?
The fiscal year has been very volatile with a host of fundamental and exogenous forces influencing market direction. The period began in selling mode as investors dumped stocks in the face of ongoing uncertainty with respect to the economy, Iraq, terrorism, and corporate malfeasance. After hitting a low on October 8, the market recovered some lost ground based on improving economic data as well as a reduction in short-term interest rates by the Federal Reserve Board. However, the rally was short-lived, and investors sold once again as confidence dipped with news of a possible west coast port shutdown and weaker than anticipated holiday retail sales. After a brief New Year's rally, the confluence of mounting geopolitical tension and anemic economic data created the "perfect storm" for the equity markets, which was characterized by another sell-off. This downdraft lasted until early March, at which time the market bounced off its lows due to news of the beginning of the long-awaited conflict in Iraq coupled with an improved earnings season for corporate America. The markets then went into rally mode for the rest of the spring up until the end of this reporting period (07/31/03) as investors began to discount a second half recovery based on continued improvement with respect to both economic data and corporate earnings.

Throughout the reporting period, the Fund was positioned for an economic recovery, with heavier weightings in the more economically sensitive sectors of the market, including information technology, financials, health care, and consumer discretionary. Unfortunately, we were a few months early in our economic recovery call, which led to an underperformance for the first half of the reporting period. Once the economy responded earlier this year and continued to exhibit positive signals, the Fund's positioning started to pay-off with overall returns commensurate with the market for much of 2003.++

What major changes have occurred in the portfolio during the period covered by the report?
The Fund has maintained a consistent approach to the market for the past year based on our top-down and bottom-up analysis. Our Chief Investment Officer, Bill Barton, and the equity management team have positioned the Fund around our outlook for a possible economic recovery in 2003, as we believe fiscal and monetary stimulus will serve to spark renewed and sustainable economic growth for the foreseeable future. We do, however, constantly review our outlook and will adjust the portfolio accordingly, if necessary.

The Asset Management Group Fund Outlook
The recent bear market was longer and deeper by historical standards than most other market declines. The market rally has surprised investors both in terms of breadth and magnitude and now may need to consolidate. However, we feel that the possibility for better conditions is on the horizon, supported by an improving economy, stronger reported earnings, ample liquidity, and unattractive alternatives. Therefore, at this time, we will maintain our overweight in economically sensitive sectors of the economy.

++ The portfolio composition is subject to change.
/1/ See Glossary of Terms for additional information.

  Pacific Capital Growth and Income Fund

Fund Objective:

The Fund seeks to provide long-term growth of principal with a secondary objective of current income by investing in a portfolio of large and medium-sized company shares broadly diversified across industries. We especially favor attractively valued stocks of companies we believe can deliver relatively strong growth within their respective market sectors.


Growth of a $10,000 Investment

                                    [CHART]

             Class A     Class B      Class Y Shares     Standard and Poor's
             Shares*     Shares**   (No Sales Charge)    500 Stock Index
             -------     --------   -----------------    -------------------
07/31/1993    $ 9,600    $10,000          $10,000              $10,000
                9,950     10,365           10,366               10,381
                9,840     10,250           10,261               10,304
                9,920     10,333           10,334               10,513
                9,770     10,177           10,188               10,415
                9,860     10,271           10,282               10,543
                9,980     10,396           10,408               10,896
                9,760     10,167           10,178               10,602
                9,320      9,708            9,728               10,140
                9,470      9,865            9,885               10,272
                9,610     10,010           10,031               10,440
                9,490      9,885            9,906               10,182
07/31/1994      9,760     10,167           10,188               10,519
               10,170     10,594           10,627               10,947
                9,910     10,323           10,355               10,683
                9,990     10,406           10,439               10,928
                9,752     10,158           10,190               10,527
                9,882     10,294           10,328               10,680
               10,154     10,577           10,601               10,958
               10,491     10,929           10,956               11,383
               10,641     11,084           11,124               11,720
               10,935     11,390           11,434               12,061
               11,260     11,730           11,766               12,538
               11,317     11,788           11,838               12,832
07/31/1995     11,632     12,116           12,159               13,260
               11,582     12,064           12,109               13,296
               11,972     12,471           12,520               13,853
               11,899     12,395           12,457               13,804
               12,313     12,826           12,896               14,411
               12,482     13,002           13,064               14,678
               12,808     13,342           13,406               15,183
               12,980     13,521           13,586               15,329
               13,152     13,700           13,780               15,476
               13,321     13,876           13,957               15,703
               13,603     14,170           14,256               16,109
               13,719     14,291           14,380               16,175
07/31/1996     13,022     13,564           13,652               15,455
               13,293     13,847           13,939               15,783
               14,058     14,643           14,733               16,669
               14,142     14,732           14,835               17,126
               15,175     15,807           15,920               18,426
               14,777     15,393           15,504               18,065
               15,811     16,469           16,588               19,187
               15,648     16,300           16,420               19,342
               14,982     15,606           15,724               18,538
               15,883     16,545           16,682               19,644
               16,890     17,594           17,743               20,850
               17,681     18,418           18,575               21,780
07/31/1997     19,219     20,020           20,201               23,510
               18,314     19,077           19,258               22,203
               19,242     20,043           20,237               23,419
               18,651     19,428           19,605               22,636
               19,422     20,231           20,419               23,684
               19,740     20,562           20,756               24,092
               20,131     20,970           21,180               24,359
               21,585     22,484           22,712               26,116
               22,322     23,239           23,492               27,453
               22,457     23,379           23,646               27,730
               21,777     22,653           22,928               27,253
               23,012     23,914           24,229               28,360
07/31/1998     22,890     23,786           24,113               28,058
               18,880     19,572           19,865               24,001
               20,436     21,176           21,494               25,539
               21,843     22,615           22,975               27,616
               23,373     24,181           24,594               29,290
               25,371     26,234           26,696               30,978
               26,087     26,966           27,464               32,273
               24,586     25,402           25,891               31,270
               26,101     26,937           27,486               32,521
               26,349     27,181           27,762               33,781
               25,702     26,492           27,080               32,983
               27,561     28,401           29,038               34,814
07/31/1999     26,019     26,779           27,414               33,727
               25,440     26,177           26,810               33,560
               25,330     26,047           26,714               32,640
               27,327     28,085           28,818               34,706
               28,773     29,549           30,351               35,411
               31,263     32,082           32,990               37,497
               30,320     31,098           31,997               35,613
               31,876     32,673           33,653               34,939
               34,516     35,364           36,452               38,357
               33,290     34,084           35,160               37,203
               31,467     32,197           33,239               36,439
               33,809     34,577           35,723               37,338
07/31/2000     33,526     34,265           35,425               36,754
               35,695     36,464           37,744               39,037
               32,944     33,641           34,845               36,976
               32,489     33,149           34,349               36,820
               29,251     29,834           30,953               33,917
               29,949     30,512           31,689               34,083
               31,281     31,851           33,095               35,292
               26,773     27,241           28,348               32,074
               24,328     24,754           25,754               30,042
               26,408     26,858           27,969               32,377
               26,573     26,992           28,142               32,594
               25,770     26,169           27,297               31,800
07/31/2001     25,350     25,710           26,854               31,487
               23,543     23,874           24,951               29,516
               21,280     21,559           22,568               27,133
               21,992     22,267           23,313               27,650
               24,091     24,390           25,563               29,771
               24,145     24,429           25,624               30,032
               23,105     23,357           24,528               29,594
               22,174     22,401           23,527               29,023
               23,342     23,568           24,778               30,115
               21,736     21,942           23,080               28,289
               21,371     21,559           22,695               28,081
               19,765     19,914           21,001               26,080
07/31/2002     18,050     18,173           19,173               24,047
               18,086     18,192           19,211               24,205
               16,170     16,260           17,190               21,575
               17,454     17,542           18,556               23,473
               18,440     18,517           19,597               24,855
               17,217     17,293           18,313               23,394
               16,851     16,891           17,908               22,781
               16,613     16,662           17,676               22,439
               16,760     16,796           17,831               22,657
               18,105     18,135           19,267               24,524
               18,965     18,977           20,175               25,816
               19,093     19,091           20,330               26,146
07/31/2003     19,550     19,531           20,806               26,607

For performance purposes, the above graph has not been adjusted for CDSC charges.



Average Annual Total Returns as of July 31, 2003

                                              1 Year 5 Year 10 Year
             ------------------------------------------------------
             Class A Shares*                   4.00% -3.89%  6.93%
             ------------------------------------------------------
             Class B Shares**                  3.47% -3.99%  6.92%
             ------------------------------------------------------
             Class Y Shares (No Sales Charge)  8.52% -2.91%  7.60%
             ------------------------------------------------------

  *Reflects 4.00% Maximum Front-End Sales Charge.
**Reflects Maximum Contingent Deferred Sales Charge of up to 5.00% (CDSC). The
           CDSC does not apply to performance over 6 years; therefore, the 10-year return does not reflect the CDSC, nor does the graph reflect the CDSC charges.

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. The chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

The quoted performance of the Pacific Capital Growth and Income Fund ("Fund") includes the performance of certain common trust fund ("Commingled") accounts advised by The Asset Management Group of Bank of Hawaii and managed the same as the Fund in all material respects, for periods dating back to July 31, 1993, and prior to the Fund's commencement of operations on October 14, 1994, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

Class B Shares were not in existence prior to March 2, 1998. Performance calculated for any period up to and through March 2, 1998, is based upon the performance of the Class A Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital Growth and Income Fund is measured against the Standard & Poor's 500 Stock Index, an unmanaged index generally representative of the broad domestic stock universe. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

  Pacific Capital New Asia Growth Fund+

First State Investments

Kes Visuvalingam, CFA and Director of Asian Equities for First State Investments Asia, is responsible for the day-to-day management of the Fund.
Mr. Visuvalingam heads up a team of eight investment professionals based in Hong Kong and Singapore. He has 2 years prior experience with Murray Johnstone Asia and UBS Brinson Asset Management, based in London, Chicago and Singapore. He is assisted in the management of the Fund by Martin Lau and Ho Hsiu-Mei. Mr. Lau, CFA, is based in Hong Kong and has eight years of investment experience managing Greater China and regional portfolios. Ms. Hsiu-Mei, senior portfolio manager, has 12 years of investment experience, specifically in Asia Pacific and Taiwan equity markets. The Asian investment operations cooperate closely with the UK-based Global Emerging Markets team, headed by Angus Tulloch.
Mr. Tulloch has over 20 years of investment experience, managing client assets for the firm since 1988.


How did the Fund perform compared to its benchmark?
The Fund declined 0.47% (Class A Shares without sales charge) for the 12-month period ended July 31, 2003, under-performing its benchmark the MSCI AC Far East ex-Japan Free Index/1/ which rose 6.8%.

What were the major factors in the market that influenced Fund performance?
The 12-months ended July 31, 2003 were characterised by extreme volatility in Asian (ex-Japan) markets. During the first half of the period, markets fell due to concerns about global growth (particularly in key destinations for Asian exports, including the U.S. and Europe), political tensions within the region, as well as rising geopolitical risk culminating in the Iraq war.

However, Asia benefited from a post-Iraq relief rally in global equity markets that dominated much of the second half of the review period. This was given momentum by a rise in U.S. consumer and business confidence, leading to anticipation of a recovery in U.S. investment spending, which would in turn sustain demand for Asian exports.

Asian markets initially lagged other regions as Hong Kong, China, Taiwan and Singapore grappled with the outbreak of Severe Acute Respiratory Syndrome
(SARS), which had a profound affect on confidence, consumption and travel in the region. However, as SARS abated, Asian markets advanced and outperformed other regions from May to July.

During the past 12-months, we have increased the Fund's exposure to Thai and Indian equity markets. Both markets are characterized as offering exposure to robust, long-term domestic demand. Exposure to India, in particular, in companies with high return on equity, undemanding valuations, strong management and very competitive franchises helped to enhance Fund performance.

However, exposure to smaller technology stocks in Taiwan detracted from performance. Market liquidity was biased towards larger (though less competitive) stocks within the sector. These stocks are more reliant upon a broad-based cyclical recovery in demand, rather than growing their market share.

Korean stock selection was another contributor to under-performance during the review period. Consumer and banking exposure in Korea proved to be less defensive in a slowing domestic demand environment. Nonetheless, the worst of the domestic slowdown seems to be nearing an end. A moderation in bad debt charges has led to a recent recovery in sentiment towards the financial sector, which has amongst the best fundamentals in the region. We maintain the view that selective Korean technology stocks are compelling from a growth and valuation perspective, in an otherwise lack luster global environment. Again, recent performance appears to vindicate this stance.++

First State Investments Fund Outlook
It appears that the recent equity rally has translated into a broader anticipation of a second-half economic recovery in the U.S. Confidence has been buoyed by aggressive fiscal and monetary reflation, aided by a weaker U.S. dollar.

/1/ See Glossary of Terms for additional information
++ The portfolio composition is subject to change
+ International investing involves increased risk and volatility.

Nevertheless, structural risks remain in this cyclical recovery scenario. The twin (fiscal and current account) deficits and high consumer indebtedness in the U.S. are fundamental imbalances that could potentially keep economic growth sub-par, and demand for Asian exports weak. In addition, the strength of the Euro may hurt economic growth in the EC. With sustainable growth also elusive in Japan, the U.S. remains the determinant of global demand.

The U.S. economy has been reliant on the consumer. However, recent rise in U.S. bond yields may end the mortgage-refinancing boom that has been pivotal in sustaining consumer expenditure. While there are signs of a pick up in capital investment, much of this seems to be replacement demand. It is premature to herald a new investment cycle that can take over from the consumer as the driver of growth.

Given the uncertain global environment, we maintain our preference for Asia (ex-Japan) over other regions, based on the potential for superior growth, valuations, balance sheet quality and dividend yield. Euro currency strength has helped Asia's export price competitiveness as Asian currencies have largely tracked the weakening dollar. Despite lackluster global demand, Asian exporters continue to gain market share. The long-term theme of Asian consumer demand seems to be firmly intact--particularly in Thailand, India and China--in contrasts with weakness in other regions. With the peaking of credit card delinquencies, the foundations are also being established for a tentative recovery in Korean consumption.

  Pacific Capital New Asia Growth Fund

Fund Objective:

The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve this objective by investing in equity securities of rapidly growing companies located in the developing countries of Asia. The Fund may invest in these securities directly, or indirectly through other investment companies or trusts that invest the majority of their assets in the developing countries of Asia. The Fund does not limit its investments to any particular type or size of company. The Fund focuses on companies whose earnings the Sub-Adviser expects to grow or whose share price it believes is undervalued.



Growth of a $10,000 Investment

                                    [CHART]

               Class A  Class B     Class Y Shares     MSCI AC Far East
               Shares*  Shares**  (No Sales Charge)  Free ex-Japan Index
               -------  --------  -----------------  -------------------
02/15/1995    $ 9,479    $10,000      $10,000               $10,000
                9,488     10,010       10,020                11,011
                9,649     10,180       10,180                11,063
                9,678     10,210       10,210                10,959
               10,275     10,840       10,850                12,294
               10,104     10,660       10,670                12,109
07/31/1995     10,626     11,210       11,220                12,300
               10,408     10,980       11,000                11,715
               10,427     11,000       11,010                11,918
               10,265     10,830       10,850                11,737
               10,038     10,590       10,610                11,614
               10,501     11,079       11,111                12,192
               11,522     12,156       12,178                13,309
               11,639     12,279       12,302                13,264
               11,444     12,074       12,096                13,370
               11,872     12,525       12,558                13,745
               11,989     12,648       12,682                13,611
               11,716     12,361       12,394                13,337
07/31/1996     10,803     11,397       11,439                12,376
               11,123     11,735       11,768                12,823
               11,289     11,910       11,953                13,146
               11,306     11,928       11,968                12,898
               12,123     12,790       12,842                13,637
               12,181     12,851       12,903                13,550
               12,721     13,421       13,484                13,747
               12,996     13,711       13,775                13,798
               12,309     12,986       13,048                13,044
               12,004     12,664       12,726                12,711
               12,770     13,473       13,546                13,356
               13,252     13,980       14,045                13,713
07/31/1997     13,645     14,395       14,470                13,780
               12,122     12,789       12,861                11,243
               12,240     12,913       12,986                11,158
                9,863     10,405       10,463                 8,436
                9,381      9,897        9,955                 7,900
                9,179      9,684        9,742                 7,546
                8,465      8,930        8,986                 6,911
               10,047     10,600       10,662                 8,496
                9,740     10,264       10,347                 8,289
                9,102      9,592        9,672                 7,435
                7,992      8,422        8,485                 6,284
                7,090      7,461        7,531                 5,600
07/31/1998      6,980      7,345        7,414                 5,444
                6,310      6,638        6,704                 4,603
                7,024      7,379        7,461                 5,099
                7,816      8,202        8,310                 6,491
                8,300      8,712        8,834                 7,083
                8,161      8,564        8,687                 7,182
                7,984      8,367        8,500                 6,948
                7,786      8,146        8,277                 6,825
                8,447      8,842        8,991                 7,592
               10,135     10,603       10,783                 9,345
               10,234     10,707       10,900                 8,925
               11,976     12,515       12,761                10,473
07/31/1999     11,656     12,167       12,410                10,072
               11,932     12,457       12,715                10,237
               11,116     11,588       11,836                 9,417
               11,778     12,272       12,551                 9,871
               14,016     14,601       14,951                10,855
               16,079     16,733       17,140                11,644
               16,167     16,814       17,234                11,394
               16,255     16,895       17,339                10,793
               17,049     17,707       18,182                11,306
               14,899     15,470       15,899                10,385
               14,094     14,636       15,044                 9,542
               14,645     15,204       15,630                 9,996
07/31/2000     13,785     14,300       14,728                 9,640
               13,807     14,311       14,752                 9,519
               12,594     13,048       13,452                 8,418
               11,326     11,727       12,106                 7,760
               10,796     11,171       11,532                 7,374
               10,609     10,962       11,333                 7,359
               12,087     12,492       12,925                 8,348
               11,469     11,843       12,270                 7,943
               10,410     10,742       11,134                 7,099
               10,984     11,322       11,743                 7,126
               10,929     11,252       11,684                 7,086
               10,752     11,067       11,497                 6,938
07/31/2001     10,388     10,684       11,111                 6,674
                9,958     10,232       10,654                 6,567
                8,116      8,343        8,687                 5,523
                8,767      8,981        9,366                 5,806
               10,179     10,441       10,888                 6,607
               11,017     11,287       11,790                 7,206
               11,193     11,461       11,977                 7,502
               11,248     11,507       12,035                 7,523
               11,921     12,191       12,761                 8,071
               12,087     12,411       12,937                 8,188
               11,888     12,202       12,738                 8,029
               11,293     11,588       12,094                 7,598
07/31/2002     10,840     11,125       11,626                 7,322
               10,521     10,788       11,275                 7,160
                9,330      9,560       10,010                 6,346
                9,638      9,861       10,338                 6,686
               10,079     10,290       10,783                 7,023
                9,285      9,491        9,963                 6,540
                9,363      9,572       10,057                 6,618
                8,966      9,155        9,636                 6,328
                8,502      8,691        9,144                 6,039
                8,679      8,865        9,339                 6,260
                9,396      9,583       10,100                 6,803
                9,947     10,140       10,698                 7,200
07/31/2003     10,790     10,985       11,611                 7,820

For performance purposes the above graph has not been adjusted for CDSC.


Average Annual Total Returns as of July 31, 2003

                                                             Since
                                                           Inception
                                             1 Year 5 Year (2/15/95)
            --------------------------------------------------------
            Class A Shares*                  -5.65%  7.94%   0.90%
            --------------------------------------------------------
            Class B Shares**                 -5.20%  8.24%   1.12%
            --------------------------------------------------------
            Class Y Shares (No Sales Charge) -0.13%  9.39%   1.78%
            --------------------------------------------------------

  *Reflects 5.25% Maximum Front-End Sales Charge.
**Reflects Maximum Contingent Deferred Sales Charge of up to 5.00% (CDSC). The
           CSDC does not apply to performance over six years, the since inception return does not reflect the CDSC, nor does the graph reflect the CDSC charges.

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. The chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

Class B Shares were not in existence prior to March 2, 1998. Performance calculated for any period up to and through March 2, 1998, is based upon the performance of the Class A Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital New Asia Growth Fund is measured against the Morgan Stanley Capital International (MSCI) All Country (AC) Far East Free Index (excluding Japan), which is unmanaged and is generally representative of the 48 developed and emerging markets around the world that collectively comprise virtually all of the foreign equity stock markets. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

  Pacific Capital Diversified Fixed Income Fund

Janet E. Katakura
Vice President and Portfolio Manager

As Vice President, Ms. Katakura currently serves as Taxable Fixed-Income Team Leader. Ms. Katakura has 29 years prior experience in the investment industry, her most recent 20 years at The Asset Management Group of Bank of Hawaii. Prior to joining The Asset Management Group of Bank of Hawaii, Ms. Katakura held positions at Hawaiian Life Insurance Co., Ltd. and First National Bank of Boston. Ms. Katakura is a member of the Investment Society of Hawaii.



How did the Fund perform compared to its benchmark?
For the 12-month period ended July 31, 2003, the Fund returned 5.76% (Class A Shares without sales charge) versus its benchmark the Merrill Lynch Corporate & Government Master Index/1/ return of 6.89%.

What were the major factors in the market that influenced the Fund's performance?
Both geopolitical and economic events proved extremely influential on the bond market, resulting in a volatile 12-month period. During much of 2002, investors' confidence was shaken by corporate scandals, threat of war and dismal stock market performance, all of which contributed to the "flight to quality" inherent to government and highly rated corporate bonds--which are the focus of the Diversified Fixed Income Fund.

Then, with the coming of the New Year, 2003, investors' appetite for risk increased, as economic releases indicated the economy was improving. In this environment of better-than-expected corporate financial health, lower quality bonds provided double-digit returns, reversing the trend of the last several years. In addition, investors reached down the credit curve to get a higher yield than what was available in the government market. Consequently, we have recently emphasized corporate bonds over government securities as we believe they will provide better return potential.++

The Asset Management Group Fund Outlook
We believe the secular decline in interest rates that we have enjoyed over the last 20 may have finally bottomed. While we don't expect to see sizeable increases in rates over the near-term, we do anticipate that the longer-term trend may call for higher rates. With that in mind, we have become more defensive in our security selection, positioning the portfolio's duration at 10% shorter than the benchmark index. We will continue to overweight corporate bonds and have invested in bonds with sinking fund payments, which may help to provide cash flow to reinvest at the higher yields we anticipate. In this environment, we will continue to look for opportunities to enhance return potential.

/1/ See Glossary of terms for additional information.
++ The portfolio composition is subject to change.

  Pacific Capital Diversified Fixed Income Fund

Fund Objective:

The investment objective of the Diversified Fixed Income Fund is to seek a high level of current income. The Fund pursues its objective by investing primarily in high- quality corporate bonds and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


Growth of a $10,000 Investment

                                    [CHART]

              Class A   Class B     Class Y Shares     Merrill Lynch Corporate &
              Shares*   Shares**   (No Sales Charge)    Government Master Index
              -------   --------   -----------------   -------------------------

07/31/1993    $ 9,602    $10,000        $10,000                $10,000
                9,982     10,395         10,397                 10,230
               10,036     10,452         10,453                 10,279
               10,063     10,480         10,482                 10,319
                9,828     10,235         10,246                 10,203
                9,873     10,282         10,283                 10,248
               10,054     10,471         10,482                 10,397
                9,720     10,122         10,132                 10,169
                9,295      9,680          9,688                  9,947
                9,123      9,501          9,509                  9,854
                9,078      9,454          9,471                  9,844
                9,024      9,397          9,415                  9,828
07/31/1994      9,241      9,623          9,641                 10,003
                9,213      9,595          9,622                 10,014
                9,024      9,397          9,424                  9,871
                8,933      9,303          9,348                  9,861
                8,889      9,258          9,350                  9,840
                8,995      9,368          9,462                  9,913
                9,188      9,568          9,663                 10,098
                9,471      9,864          9,970                 10,319
                9,538      9,934         10,042                 10,397
                9,675     10,076         10,196                 10,538
               10,201     10,624         10,748                 10,979
               10,281     10,707         10,834                 11,069
07/31/1995     10,180     10,602         10,730                 11,030
               10,352     10,781         10,911                 11,162
               10,483     10,917         11,050                 11,274
               10,672     11,114         11,249                 11,449
               10,881     11,332         11,473                 11,630
               11,085     11,545         11,689                 11,796
               11,110     11,570         11,718                 11,875
               10,751     11,196         11,334                 11,625
               10,618     11,058         11,188                 11,535
               10,468     10,902         11,034                 11,454
               10,416     10,848         10,992                 11,438
               10,550     10,987         11,124                 11,584
07/31/1996     10,551     10,989         11,138                 11,611
               10,508     10,943         11,084                 11,583
               10,686     11,129         11,273                 11,784
               10,952     11,405         11,554                 12,055
               11,180     11,644         11,807                 12,277
               11,002     11,458         11,612                 12,146
               10,981     11,436         11,603                 12,162
               10,997     11,453         11,611                 12,176
               10,803     11,250         11,420                 12,051
               10,963     11,418         11,580                 12,229
               11,047     11,504         11,681                 12,335
               11,171     11,634         11,803                 12,485
07/31/1997     11,523     12,001         12,175                 12,864
               11,361     11,831         12,007                 12,719
               11,542     12,020         12,200                 12,923
               11,747     12,234         12,430                 13,136
               11,800     12,289         12,487                 13,193
               11,930     12,424         12,627                 13,334
               12,117     12,619         12,827                 13,528
               12,045     12,545         12,754                 13,495
               12,090     12,592         12,792                 13,546
               12,121     12,637         12,840                 13,605
               12,277     12,794         13,007                 13,754
               12,420     12,926         13,161                 13,899
07/31/1998     12,396     12,894         13,138                 13,912
               12,724     13,241         13,486                 14,175
               13,097     13,609         13,881                 14,571
               12,957     13,467         13,748                 14,491
               13,021     13,513         13,807                 14,555
               13,079     13,567         13,860                 14,604
               13,133     13,616         13,933                 14,710
               12,760     13,222         13,531                 14,339
               12,816     13,272         13,605                 14,429
               12,810     13,259         13,603                 14,477
               12,652     13,075         13,414                 14,319
               12,576     12,988         13,349                 14,276
07/31/1999     12,524     12,927         13,285                 14,235
               12,484     12,890         13,259                 14,224
               12,624     13,015         13,397                 14,355
               12,633     13,016         13,410                 14,383
               12,592     12,967         13,370                 14,377
               12,493     12,856         13,268                 14,304
               12,429     12,796         13,218                 14,300
               12,586     12,937         13,373                 14,472
               12,834     13,185         13,639                 14,697
               12,720     13,059         13,521                 14,620
               12,670     13,000         13,472                 14,604
               12,922     13,264         13,755                 14,894
07/31/2000     13,036     13,360         13,865                 15,044
               13,228     13,561         14,085                 15,255
               13,289     13,616         14,154                 15,320
               13,392     13,700         14,252                 15,420
               13,662     13,967         14,541                 15,699
               13,974     14,278         14,875                 16,013
               14,126     14,425         15,054                 16,249
               14,290     14,599         15,231                 16,425
               14,369     14,657         15,305                 16,514
               14,180     14,468         15,121                 16,373
               14,243     14,510         15,178                 16,473
               14,305     14,564         15,261                 16,545
07/31/2001     14,663     14,920         15,645                 16,964
               14,848     15,099         15,844                 17,155
               15,057     15,303         16,070                 17,375
               15,417     15,673         16,470                 17,791
               15,148     15,377         16,174                 17,496
               14,991     15,207         16,011                 17,362
               15,080     15,288         16,110                 17,465
               15,234     15,436         16,277                 17,619
               14,882     15,082         15,907                 17,258
               15,207     15,389         16,256                 17,594
               15,340     15,528         16,401                 17,753
               15,568     15,735         16,647                 17,906
07/31/2002     15,854     16,015         16,956                 18,163
               16,169     16,323         17,295                 18,558
               16,554     16,702         17,708                 18,959
               16,429     16,566         17,579                 18,782
               16,303     16,427         17,449                 18,775
               16,731     16,849         17,924                 19,263
               16,703     16,810         17,899                 19,254
               16,974     17,074         18,191                 19,592
               16,988     17,075         18,208                 19,567
               17,085     17,162         18,300                 19,762
               17,506     17,575         18,768                 20,305
               17,453     17,512         18,702                 20,231
07/31/2003     16,768     16,810         17,974                 19,415

For performance purposes, the above graph has not been adjusted for CDSC charges.




Average Annual Total Returns as of July 31, 2003

                                              1 Year 5 Year 10 Year
             ------------------------------------------------------
             Class A Shares*                   1.51%  5.37%  5.30%
             ------------------------------------------------------
             Class B Shares**                  0.96%  5.28%  5.33%
             ------------------------------------------------------
             Class Y Shares (No Sales Charge)  6.00%  6.47%  6.04%
             ------------------------------------------------------

 *Reflects 4.00% Maximum Front-End Sales Charge.
**Reflects Maximum Contingent Deferred Sales Charge of up to 5.00% (CDSC). The
           CDSC does not apply to performance over 6 years; therefore, the 10-year return does not reflect the CDSC, nor does the graph reflect the CDSC charges.

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. The chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

The quoted performance of the Pacific Capital Diversified Fixed Income Fund includes the performance of certain common trust fund ("Commingled") accounts advised by The Asset Management Group of Bank of Hawaii and managed the same as the Fund in all material respects, for periods dating back to July 31, 1993, and prior to the Fund's commencement of operations on October 14, 1994, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

Class B Shares were not in existence prior to March 2, 1998. Performance calculated for any period up to and through March 2, 1998, is based upon the performance of the Class A Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital Diversified Fixed Income Fund is measured against the Merrill Lynch Corporate & Government Master Index, an unmanaged index generally representative of the performance of corporate and U.S. Government bonds. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

  Pacific Capital Ultra Short Government Fund


Edward Haik
Vice President and Portfolio Manager

Mr. Haik serves as Vice President on the Taxable Fixed-Income Team at The Asset Management Group of Bank of Hawaii. Mr. Haik has 13 years prior experience in the investment industry, his most recent eight years at The Asset Management Group of Bank of Hawaii. Prior experience includes positions at Garban Tokyo, Ltd., Cantor Fitzgerald Securities, and Merrill Lynch.


How did the Fund perform compared to its benchmark?
For the 12-month period ended July 31, 2003, the Fund posted a gain of 1.67% (Class A Shares without sales charge) verses its benchmarks the Merrill Lynch 1-Year U.S. Treasury Bill Constant Maturity Index/1/ and the Merrill Lynch Six-Month U.S. Treasury Bill Index/1/, which returned 1.96% and 1.61%, respectively.

What were the major factors in the market that influenced the Fund's performance?
The 12-month period between August 1, 2002 and July 31, 2003 was characterized by two very different environments. During the first eight months, the economy struggled, causing stocks to fall and helping bonds gain. However, in the final four months, as the economy began to show signs of strength, the situation reversed as the stock market surged and bonds lost ground. Yields on long-term bonds sustained the greatest increases, while short-term bonds remained relatively stable, anchored by the Federal Reserve Board's indications to keep short-term rates low.

During the period, the three-month to three-year yield curve/1/ predominantly rallied. Treasury-bill yields along the three- and six- month yield curve dropped the most, while Treasury-notes along the three-year yield curve experienced only a marginal decline.

The Fund's (Class A Shares without sales charge) out-performance relative to the Merrill Lynch Six-Month U.S. Treasury Bill Index is largely a result of our Government Agency overweight. Slight under-performance for the Fund was primarily due to our underweight of corporates.

Going forward, we will continue to maintain portfolio positions in callable Agency issues, as we anticipate that higher coupons offered by such securities may provide a yield advantage to the Fund in a rising rate environment.++

The Asset Management Group Fund Outlook
The Fund maintained a neutral-to-long duration position for most of the fiscal year. We will likely take a more defensive neutral-to-short duration position throughout the coming year, as we believe the potential for a U.S. recovery, supported by an improving economy and stronger reported earnings, may lead to a somewhat rocky path for bonds.

/1/ See Glossary of Terms page for additional information.
++ The portfolio composition is subject to change.

  Pacific Capital Ultra Short Government Fund

Fund Objective:

The investment objective of the Ultra Short Government Fund is to provide investors with high current income consistent with preservation of capital. The Fund pursues its objective by investing primarily in short-term debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


Growth of a $10,000 Investment

                                    [CHART]

                                Class Y
                                Shares    Merrill Lynch      Merrill Lynch
            Class A  Class B   (No Sales    12-Month          6-Month U.S.
            Shares*  Shares**   Charge)   Treasury Index   Treasury Bill Index
            -------  -------   ---------  --------------   -------------------
06/01/2000  $ 9,823  $10,000   $10,000       $10,000           $10,000
              9,895   10,073    10,073        10,076            10,057
07/31/2000    9,947   10,126    10,126        10,136            10,106
             10,018   10,192    10,200        10,200            10,161
             10,076   10,246    10,273        10,261            10,216
             10,127   10,292    10,328        10,312            10,271
             10,197   10,367    10,401        10,386            10,330
             10,299   10,454    10,497        10,485            10,396
             10,389   10,539    10,602        10,605            10,481
             10,443   10,598    10,659        10,661            10,524
             10,501   10,650    10,720        10,740            10,584
             10,535   10,678    10,757        10,789            10,627
             10,588   10,714    10,813        10,854            10,678
             10,608   10,738    10,836        10,885            10,706
07/31/2001   10,689   10,813    10,921        10,964            10,748
             10,744   10,852    10,980        11,007            10,787
             10,847   10,949    11,086        11,127            10,855
             10,905   11,000    11,137        11,202            10,894
             10,887   10,976    11,132        11,214            10,921
             10,894   10,986    11,141        11,248            10,937
             10,908   10,983    11,159        11,253            10,953
             10,942   11,021    11,195        11,288            10,973
             10,904   10,966    11,159        11,288            10,986
             10,973   11,028    11,232        11,366            11,017
             11,011   11,059    11,261        11,398            11,039
             11,058   11,099    11,312        11,460            11,064
07/31/2002   11,127   11,162    11,396        11,511            11,084
             11,152   11,191    11,424        11,523            11,100
             11,186   11,218    11,462        11,569            11,124
             11,210   11,235    11,488        11,594            11,142
             11,210   11,217    11,491        11,597            11,162
             11,254   11,254    11,527        11,641            11,178
             11,263   11,256    11,539        11,650            11,191
             11,280   11,267    11,559        11,671            11,201
             11,290   11,269    11,582        11,692            11,216
             11,299   11,282    11,594        11,705            11,225
             11,320   11,285    11,607        11,720            11,239
             11,329   11,287    11,629        11,743            11,255
07/31/2003   11,313   10,964    11,616        11,737            11,262


Average Annual Total Returns as of July 31, 2003

                                                         Since
                                                       Inception
                                                1 Year (6/1/00)
               -------------------------------------------------
               Class A Shares*                  -0.07%   3.98%
               -------------------------------------------------
               Class B Shares**                 -3.06%   2.95%
               -------------------------------------------------
               Class Y Shares (No Sales Charge)  1.92%   4.85%
               -------------------------------------------------

  *Reflects 1.75% Maximum Front-End Sales Charge.
**Reflects Maximum Contingent Deferred Sales Charge of up to 5.00% (CDSC).

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. The chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

Class A and Class B Shares were not in existence prior to August 1, 2000. Performance calculated for any period up to and through August 1, 2000, is based upon the performance of Class Y Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The Merrill Lynch 12-Month U.S. Treasury Index and the Merrill Lynch 6-Month U.S. Treasury Bill Index consist of yields on Treasury securities at a constant, the fixed maturities are constructed by the Treasury department, and are based on the most actively traded marketable Treasury securities. Yields on these issues are based on composite quotes reported by U.S. Government securities dealers to the Federal Reserve Bank of New York. To obtain the constant maturity yields, personnel at Treasury construct a yield curve each business day, and yield values are then read from the curve at fixed maturities.

  Pacific Capital Short Intermediate U.S. Government Securities Fund

Edward Haik
Vice President and Portfolio Manager

Mr. Haik serves as Vice President on the Taxable Fixed-Income Team at The Asset Management Group of Bank of Hawaii. Mr. Haik has 13 years prior experience in the investment industry, his most recent eight years at The Asset Management Group of Bank of Hawaii. Prior experience includes positions at Garban Tokyo, Ltd., Cantor Fitzgerald Securities, and Merrill Lynch.


How did the Fund perform compared to its benchmark?
For the 12-month period ended July 31, 2003, the Fund (Class A Shares without sales charge) posted a gain of 3.28% verses its benchmark the Merrill Lynch 1-5 Year U.S. Treasury Index/1/ return of 3.42%.

What were the major factors in the market that influenced the Fund's performance?
The 12-month period between August 1, 2002 and July 31, 2003 was characterized by two very different environments. During the first eight months, the economy struggled, causing stocks to fall and helping bonds gain. However, in the final four months, as the economy began to show signs of strength, the situation reversed as the stock market surged and bonds lost ground.

During the period, the three-month to five-year yield curve predominantly rallied. Treasury-bill yields along the three- and six- month yield curve dropped the most, while Treasury-notes along the five-year yield curve experienced a marginal increase.

While the Fund performed in line with its benchmark, primarily due to our Government Agency overweight and longer duration position, slight underperformance was largely a result of our corporate underweight.

Going forward, we will continue to maintain portfolio positions in callable Agency issues, as we anticipate that higher coupons offered by such securities may provide a yield advantage for the Fund in a rising rate environment.++

The Asset Management Group Fund Outlook
The Fund maintained a neutral-to-long duration position for most of the fiscal year. We will likely take a more defensive neutral-to-short duration position throughout the coming year, as we believe the potential for a U.S. recovery, supported by an improving economy and stronger reported earnings, may lead to a somewhat rocky path for bonds.

/1/ See Glossary of terms for additional information.
++ The portfolio composition is subject to change.

  Pacific Capital Short Intermediate U.S. Government Securities Fund

Fund Objective:

The primary investment objective of the Short Intermediate U.S. Government Securities Fund, a diversified portfolio, is to provide investors with a high level of current income, consistent with prudent risk of capital. The potential for some capital appreciation is a secondary consideration. The Fund pursues these objectives by investing primarily in U.S. Treasury securities and repurchase agreements that are collateralized by U.S. Treasury securities. The Fund maintains an average maturity of two to five years. The Fund focuses on maximizing income consistent with prudent investment risk within this maturity range.


Growth of a $10,000 Investment

                                    [CHART]

                                             Merrill Lynch
              Class A   Class Y Shares       1-5 Year U.S.
              Shares*  (No Sales Charge)    Treasury Index
              -------  -----------------   ---------------
12/13/1993   $ 9,775        $10,000            $10,000
               9,790         10,015             10,037
               9,869         10,096             10,120
               9,672          9,894             10,016
               9,485          9,703              9,920
               9,389          9,605              9,863
               9,391          9,607              9,876
               9,374          9,590              9,895
07/31/1994     9,506          9,724              9,999
               9,520          9,739             10,032
               9,378          9,594              9,978
               9,357          9,582              9,990
               9,284          9,519              9,936
               9,306          9,533              9,963
               9,460          9,691             10,117
               9,649          9,886             10,289
               9,691          9,931             10,345
               9,790         10,034             10,451
              10,054         10,307             10,695
              10,110         10,367             10,758
07/31/1995    10,101         10,359             10,785
              10,177         10,440             10,859
              10,242         10,509             10,919
              10,359         10,630             11,026
              10,500         10,780             11,144
              10,600         10,884             11,241
              10,685         10,985             11,343
              10,543         10,830             11,261
              10,443         10,741             11,227
              10,390         10,689             11,214
              10,369         10,670             11,222
              10,466         10,772             11,316
07/31/1996    10,493         10,790             11,356
              10,494         10,805             11,383
              10,616         10,921             11,506
              10,766         11,090             11,663
              10,888         11,206             11,775
              10,803         11,132             11,744
              10,828         11,149             11,796
              10,838         11,161             11,815
              10,744         11,079             11,786
              10,853         11,194             11,898
              10,924         11,269             11,983
              10,994         11,344             12,075
07/31/1997    11,219         11,566             12,249
              11,151         11,510             12,233
              11,270         11,634             12,345
              11,402         11,774             12,459
              11,426         11,801             12,484
              11,526         11,905             12,579
              11,696         12,071             12,727
              11,645         12,034             12,723
              11,672         12,064             12,770
              11,733         12,129             12,829
              11,808         12,209             12,904
              11,881         12,287             12,979
07/31/1998    11,918         12,328             13,035
              12,178         12,598             13,246
              12,536         12,970             13,489
              12,546         12,984             13,545
              12,455         12,893             13,509
              12,497         12,939             13,553
              12,533         12,979             13,616
              12,286         12,726             13,486
              12,347         12,792             13,586
              12,367         12,816             13,627
              12,248         12,683             13,579
              12,243         12,681             13,622
07/31/1999    12,252         12,707             13,651
              12,274         12,719             13,688
              12,374         12,838             13,787
              12,370         12,837             13,815
              12,364         12,834             13,833
              12,316         12,787             13,830
              12,259         12,731             13,803
              12,345         12,823             13,901
              12,477         12,948             14,018
              12,486         12,960             14,038
              12,524         13,003             14,095
              12,671         13,172             14,269
07/31/2000    12,739         13,246             14,360
              12,875         13,391             14,484
              12,969         13,491             14,598
              13,065         13,594             14,682
              13,257         13,796             14,848
              13,480         14,031             15,057
              13,648         14,193             15,245
              13,754         14,321             15,362
              13,852         14,410             15,492
              13,791         14,364             15,493
              13,844         14,423             15,571
              13,895         14,464             15,620
07/31/2001    14,086         14,681             15,846
              14,189         14,776             15,955
              14,434         15,048             16,263
              14,577         15,201             16,451
              14,459         15,081             16,350
              14,426         15,036             16,317
              14,453         15,081             16,362
              14,533         15,168             16,469
              14,397         15,014             16,293
              14,586         15,228             16,520
              14,675         15,323             16,617
              14,820         15,479             16,783
07/31/2002    15,027         15,713             17,056
              15,158         15,838             17,167
              15,318         16,008             17,394
              15,344         16,038             17,411
              15,263         15,957             17,305
              15,459         16,164             17,536
              15,439         16,146             17,510
              15,551         16,266             17,635
              15,558         16,277             17,657
              15,612         16,336             17,694
              15,729         16,461             17,846
              15,751         16,487             17,851
07/31/2003    15,520         16,248             17,639



Average Annual Total Returns as of July 31, 2003

                                                            Since
                                                          Inception
                                            1 Year 5 Year (12/13/93)
           ---------------------------------------------------------
           Class A Shares*                   0.97%  4.95%    4.67%
           ---------------------------------------------------------
           Class Y Shares (No Sales Charge)  3.41%  5.68%    5.17%
           ---------------------------------------------------------

*Reflects 2.25% Maximum Front-End Sales Charge.

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. The chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

The performance for the Class Y Shares of the Pacific Capital Short Intermediate U.S. Government Securities Fund prior to 10/14/94 is based on the performance of the Class A Shares.

The performance of the Pacific Capital Short Intermediate U.S. Government Securities Fund is measured against the Merrill Lynch 1-5-Year U.S. Treasury Index, an unmanaged index which tracks the performance of Treasury bonds in a maturity range of one to five years. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

  Pacific Capital Tax Free Securities Fund+

The Fixed Income Investment Team of The Asset Management Group of Bank of Hawaii

Robert Crowell, Executive Vice President and Senior Portfolio Manager on the Fixed Income Investment Team, is responsible for the day-to-day management of the Tax Free Securities and the Tax Free Short Intermediate Securities Fund. Mr. Crowell has served with Bank of Hawaii for 33 years. As Chief Investment Officer of the Treasury Group, he managed the Bank's $3 billion investment portfolio. From 1984 to 1993, he served as principal of the Bank's Municipal Securities Dealer Operations.


How did the Fund perform compared to its benchmark?
For the 12-month period ended July 31, 2003, the Fund gained 3.54% (Class A Shares without sales charge) versus its benchmark the Lehman Brothers Municipal Bond Index/1/ return of 3.60%.

What were the major factors in the market that influenced the Fund's performance?
Fixed-income investments benefited from historically low interest rates during the first 10 months of the fiscal year, even dropping to ultra-low levels in June 2003. However, by July month-end, interest rates increased dramatically in the intermediate- to long-end of the yield curve, ending the year where they started with 10-year AAA bonds yielding just over 4.00%.

The Federal Reserve Board reduced the overnight Fed funds rate from 1.75% at the beginning of the fiscal year to 1.00% on June 25, 2003, surprisingly ending the rally in long-term interest rates.

The increase in rates at the end of the year explains the negative absolute return in the Fund for the latest quarter (-1.31% for the three-month period ended 7/31/03) and the moderate return of 3.54% (Class A Shares without sales charge) for the year.

The Fund's (Class A Shares without sales charge) slight under-performance relative to the benchmark was largely a result of our defensive position, holding the portfolio duration slightly short of the index. However, the strong rebound in interest rates at the end of the fiscal year helped to boost our overall performance.++

The Asset Management Group Fund Outlook
Being short the index helped to benefit Fund performance in the latest quarter. Going forward, we will continue to position the fund defensively for both credit quality and interest rate risk. Currently, we are wary of the affect on interest rates stemming from a potential U.S. recovery. While we remain cautious, interest rate levels are more attractive than they were in June and we are looking for opportunities to slowly scale into the market to maintain the Fund's income.

/1/ See Glossary of terms for additional information.
+ The Fund's income may be subject to the federal alternative minimum tax and to certain state and local taxes.
++ The portfolio composition is subject to change.

  Pacific Capital Tax-Free Securities Fund

Fund Objective:

The Tax-Free Securities Fund's investment objective is to seek high current income that is exempt from federal and Hawaii income tax. With this in mind, we tend to be more moderate on interest rate bets and look toward more consistent long-term performance. Our strategy is to select bonds that we believe provide good relative value and structural fit within the context of our interest rate outlook, while heavily emphasizing higher-quality bonds. The Fund intends to invest at least 50% to 60% of its holdings in Hawaiian municipal bonds. Our primary goal is to provide a high level of double tax-exempt income (free from federal and state taxes), while providing diversification through national issues from states that are economically sound and viable.


Growth of a $10,000 Investment

                                    [CHART]

             Class A   Class B   Class Y Shares    Lehman Brothers Municipal
             Shares*   Shares**  (No Sales Charge)          Bond Index
             -------   --------  -----------------  -------------------------
07/31/1993  $ 9,600    $10,000       $10,000               $10,000
              9,711     10,116        10,117                10,208
              9,814     10,223        10,224                10,324
              9,804     10,213        10,224                10,344
              9,693     10,097        10,107                10,253
              9,916     10,330        10,331                10,469
             10,019     10,436        10,447                10,589
              9,739     10,145        10,156                10,314
              9,311      9,699         9,708                 9,895
              9,358      9,748         9,767                 9,979
              9,423      9,816         9,825                10,066
              9,348      9,738         9,757                10,004
07/31/1994    9,516      9,913         9,932                10,187
              9,534      9,932         9,961                10,223
              9,395      9,787         9,815                10,073
              9,143      9,525         9,582                 9,893
              8,960      9,334         9,390                 9,714
              9,177      9,559         9,619                 9,928
              9,478      9,873         9,933                10,212
              9,764     10,171        10,234                10,509
              9,858     10,269        10,334                10,630
              9,851     10,262        10,330                10,643
             10,177     10,601        10,672                10,982
             10,055     10,475        10,547                10,887
07/31/1995   10,152     10,575        10,650                10,990
             10,240     10,667        10,745                11,130
             10,300     10,730        10,810                11,200
             10,458     10,894        10,977                11,362
             10,646     11,090        11,179                11,551
             10,779     11,228        11,320                11,662
             10,838     11,290        11,374                11,750
             10,736     11,184        11,281                11,670
             10,554     10,994        11,092                11,521
             10,517     10,955        11,045                11,489
             10,496     10,934        11,027                11,484
             10,605     11,047        11,144                11,609
07/31/1996   10,711     11,158        11,257                11,715
             10,700     11,147        11,249                11,713
             10,853     11,306        11,411                11,877
             10,971     11,429        11,537                12,011
             11,166     11,631        11,744                12,231
             11,107     11,570        11,684                12,179
             11,119     11,583        11,699                12,202
             11,201     11,668        11,788                12,315
             11,009     11,468        11,587                12,151
             11,110     11,573        11,695                12,253
             11,271     11,741        11,879                12,437
             11,389     11,864        11,994                12,570
07/31/1997   11,712     12,201        12,336                12,918
             11,572     12,055        12,203                12,796
             11,701     12,189        12,330                12,949
             11,746     12,235        12,390                13,032
             11,810     12,302        12,461                13,109
             12,006     12,507        12,682                13,300
             12,152     12,659        12,839                13,437
             12,128     12,634        12,816                13,441
             12,119     12,617        12,810                13,453
             12,019     12,529        12,707                13,392
             12,234     12,762        12,937                13,604
             12,290     12,813        12,999                13,657
07/31/1998   12,314     12,818        13,027                13,691
             12,497     13,012        13,223                13,904
             12,668     13,185        13,406                14,077
             12,646     13,153        13,385                14,077
             12,692     13,192        13,436                14,127
             12,745     13,228        13,482                14,162
             12,874     13,366        13,634                14,330
             12,788     13,269        13,546                14,267
             12,800     13,274        13,562                14,287
             12,823     13,289        13,589                14,323
             12,741     13,185        13,493                14,240
             12,526     12,967        13,282                14,035
07/31/1999   12,562     12,999        13,323                14,085
             12,431     12,857        13,187                13,973
             12,429     12,848        13,188                13,978
             12,260     12,665        13,013                13,827
             12,394     12,796        13,157                13,974
             12,317     12,709        13,079                13,869
             12,244     12,626        13,005                13,810
             12,402     12,780        13,162                13,970
             12,662     13,041        13,453                14,276
             12,574     12,942        13,363                14,191
             12,500     12,857        13,288                14,118
             12,811     13,170        13,620                14,492
07/31/2000   12,974     13,329        13,796                14,693
             13,150     13,501        13,985                14,919
             13,072     13,399        13,892                14,842
             13,224     13,560        14,070                15,004
             13,298     13,628        14,152                15,118
             13,657     13,974        14,535                15,491
             13,758     14,068        14,632                15,644
             13,806     14,124        14,700                15,695
             13,909     14,220        14,813                15,836
             13,738     14,037        14,635                15,665
             13,868     14,160        14,776                15,834
             13,970     14,256        14,887                15,940
07/31/2001   14,152     14,433        15,083                16,176
             14,399     14,676        15,350                16,443
             14,329     14,582        15,264                16,387
             14,499     14,746        15,463                16,574
             14,336     14,584        15,292                16,434
             14,207     14,431        15,145                16,278
             14,435     14,667        15,405                16,560
             14,618     14,844        15,602                16,760
             14,356     14,569        15,327                16,432
             14,639     14,847        15,632                16,752
             14,704     14,904        15,705                16,854
             14,878     15,070        15,893                17,033
07/31/2002   15,067     15,238        16,098                17,253
             15,215     15,392        16,258                17,460
             15,543     15,714        16,611                17,842
             15,315     15,474        16,373                17,546
             15,226     15,374        16,281                17,472
             15,520     15,662        16,598                17,841
             15,488     15,619        16,567                17,796
             15,677     15,801        16,788                18,046
             15,701     15,814        16,801                18,056
             15,809     15,914        16,936                18,176
             16,134     16,231        17,272                18,601
             16,084     16,170        17,237                18,521
07/31/2003   15,601     15,674        16,710                17,873


For performance purposes, the above graph has not been adjusted for CDSC charges.

Average Annual Total Returns as of July 31, 2003

                                              1 Year 5 Year 10 Year
             ------------------------------------------------------
             Class A Shares*                  -0.58%  4.00%  4.55%
             ------------------------------------------------------
             Class B Shares**                 -1.10%  3.94%  4.60%
             ------------------------------------------------------
             Class Y Shares (No Sales Charge)  3.80%  5.11%  5.27%
             ------------------------------------------------------

 *Reflects 4.00% Maximum Front-End Sales Charge.
**Reflects Maximum Contingent Deferred Sales Charge of up to 5.00% (CDSC). The
           CDSC does not apply to performance over 6 years; therefore, the 10-year return does not reflect the CDSC, nor does the graph reflect the CDSC charges.

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. The chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

The quoted performance of the Pacific Capital Tax-Free Securities Fund includes the performance of certain common trust fund ("Commingled") accounts advised by The Asset Management Group of Bank of Hawaii and managed the same as the Fund in all material respects, for periods dating back to July 31, 1993, and prior to the Fund's commencement of operations on October 14, 1994, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

Class B Shares were not in existence prior to March 2, 1998. Performance calculated for any period up to and through March 2, 1998, is based upon the performance of the Class A Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital Tax-Free Securities Fund is measured against the Lehman Brothers Municipal Bond Index, which is an unmanaged index generally representative of a broad range of maturities. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

  Pacific Capital Tax Free Short Intermediate Securities Fund+

The Fixed Income Investment Team of The Asset Management Group of Bank of Hawaii

Robert Crowell, Executive Vice President and Senior Portfolio Manager on the Fixed Income Investment Team, is responsible for the day-to-day management of the Tax Free Securities and the Tax Free Short Intermediate Securities Fund. Mr. Crowell has served with Bank of Hawaii for 33 years. As Chief Investment Officer of the Treasury Group, he managed the Bank's $3 billion investment portfolio. From 1984 to 1993, he served as principal of the Bank's Municipal Securities Dealer Operations.


How did the Fund perform compared to its benchmark?
For the 12-month period ended July 31, 2003, the Fund gained 2.62% (Class A Shares without sales charge) versus its benchmark the Lehman Brothers 5 Year Municipal Bond Index/1/ return of 3.96%.

What were the major factors in the market that influenced the Fund's performance?
Fixed-income investments benefited from historically low interest rates during the first 10 months of the fiscal year, even dropping to ultra-low levels in June 2003. However, by July month-end, interest rates increased dramatically in the intermediate- to long-end of the yield curve, ending the year where they started with 10-year AAA bonds yielding just over 4.00%.

The Federal Reserve Board reduced the overnight fed funds rate from 1.75% at the beginning of the fiscal year to 1.00% on June 25, 2003, surprisingly ending the rally in long-term interest rates.

The increase in rates at the end of the year explains the negative absolute return in the Fund for the latest quarter (-0.51% for the three-month period ended 7/31/03) and the moderate return of 2.62% (Class A Shares without sales charge) for the year.

The Fund's (class A Shares without sales charge) under-performance relative to the benchmark was largely a result of our defensive position, holding the portfolio duration slightly short of the index. However, the strong rebound in interest rates at the end of the fiscal year allowed for some catch-up in performance for the 12-month period.++
The Asset Management Group Fund Outlook
Being short the index helped to benefit Fund performance in the latest quarter. Going forward, we will continue to position the fund defensively for both credit quality and interest rate risk, as we are wary of the affect on interest rates stemming from a potential U.S. recovery. While we remain cautious, interest rate levels are more attractive than they were in June and we are looking for opportunities to slowly scale into the market to maintain the Fund's income.

+ The Fund's income may be subject to the federal alternative minimum tax and to certain state and local taxes.

/1/ See Glossary of terms for additional information.
++ The portfolio composition is subject to change.

  Pacific Capital Tax-Free Short Intermediate Securities Fund

Fund Objective:

The Tax-Free Short Intermediate Securities Fund seeks to provide a high level of tax-exempt income and more price stability than a long-term bond fund. The Fund also provides double tax-exempt income for residents of Hawaii--50% to 60% of the Fund's holdings are invested in Hawaiian municipal bonds--while fulfilling diversification through national municipal issues.



Growth of a $10,000 Investment

                                    [CHART]

            Class A    Class Y Shares   Lehman Brothers 5-Year
            Shares*  (No Sales Charge)   Municipal Bond Index
            -------  -----------------  ----------------------
07/31/1993  $ 9,772       $10,000             $10,000
              9,871        10,102              10,144
              9,911        10,142              10,221
              9,911        10,152              10,247
              9,891        10,132              10,194
              9,990        10,234              10,345
             10,059        10,305              10,437
              9,950        10,193              10,267
              9,802        10,041              10,054
              9,842        10,091              10,116
              9,871        10,122              10,167
              9,861        10,112              10,161
07/31/1994    9,931        10,183              10,279
              9,960        10,224              10,329
              9,921        10,183              10,259
              9,832        10,112              10,192
              9,769        10,068              10,099
              9,831        10,124              10,213
              9,861        10,155              10,340
              9,963        10,261              10,521
             10,032        10,333              10,628
             10,066        10,380              10,668
             10,199        10,520              10,892
             10,193        10,505              10,911
07/31/1995   10,286        10,602              11,044
             10,379        10,701              11,145
             10,422        10,747              11,172
             10,445        10,783              11,241
             10,520        10,854              11,343
             10,551        10,889              11,402
             10,613        10,955              11,516
             10,591        10,935              11,484
             10,538        10,871              11,403
             10,540        10,887              11,402
             10,520        10,868              11,398
             10,581        10,932              11,465
07/31/1996   10,636        10,991              11,549
             10,638        11,004              11,559
             10,680        11,060              11,654
             10,759        11,130              11,755
             10,863        11,240              11,908
             10,858        11,237              11,885
             10,892        11,274              11,926
             10,933        11,330              12,013
             10,855        11,240              11,882
             10,902        11,291              11,933
             10,989        11,384              12,080
             11,054        11,453              12,171
07/31/1997   11,174        11,580              12,386
             11,141        11,548              12,323
             11,207        11,618              12,432
             11,240        11,655              12,497
             11,282        11,702              12,536
             11,360        11,808              12,643
             11,439        11,892              12,758
             11,447        11,892              12,779
             11,448        11,907              12,790
             11,379        11,827              12,737
             11,493        11,959              12,889
             11,526        11,984              12,933
07/31/1998   11,548        12,021              12,979
             11,685        12,165              13,138
             11,787        12,262              13,274
             11,799        12,289              13,312
             11,821        12,314              13,336
             11,875        12,361              13,383
             11,978        12,470              13,525
             11,937        12,442              13,511
             11,936        12,431              13,523
             11,956        12,467              13,564
             11,919        12,419              13,508
             11,774        12,272              13,355
07/31/1999   11,831        12,334              13,438
             11,805        12,310              13,433
             11,839        12,348              13,481
             11,802        12,312              13,448
             11,872        12,387              13,527
             11,845        12,362              13,482
             11,808        12,327              13,477
             11,843        12,365              13,521
             11,953        12,482              13,644
             11,890        12,444              13,613
             11,865        12,396              13,609
             12,073        12,615              13,858
07/31/2000   12,208        12,759              14,003
             12,331        12,890              14,155
             12,318        12,879              14,131
             12,393        12,959              14,230
             12,417        12,988              14,291
             12,606        13,187              14,521
             12,758        13,362              14,771
             12,793        13,387              14,810
             12,881        13,482              14,932
             12,778        13,391              14,848
             12,892        13,500              15,001
             12,939        13,565              15,078
07/31/2001   13,050        13,671              15,241
             13,174        13,816              15,446
             13,208        13,841              15,493
             13,293        13,933              15,620
             13,208        13,848              15,496
             13,124        13,777              15,420
             13,311        13,962              15,669
             13,404        14,075              15,846
             13,200        13,852              15,508
             13,413        14,091              15,866
             13,470        14,153              15,973
             13,578        14,269              16,147
07/31/2002   13,699        14,399              16,321
             13,794        14,501              16,478
             13,941        14,659              16,707
             13,839        14,555              16,537
             13,801        14,505              16,520
             13,977        14,692              16,849
             13,980        14,712              16,877
             14,100        14,841              17,061
             14,075        14,818              17,037
             14,130        14,878              17,118
             14,279        15,038              17,391
             14,251        15,011              17,346
07/31/2003   14,058        14,799              16,968


Average Annual Total Returns as of July 31, 2003

                                              1 Year 5 Year 10 Year
             ------------------------------------------------------
             Class A Shares*                   0.30%  3.55%  3.46%
             ------------------------------------------------------
             Class Y Shares (No Sales Charge)  2.78%  4.25%  4.00%
             ------------------------------------------------------

 *Reflects 2.25% Maximum Front-End Sales Charge.

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. The chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

The quoted performance of the Pacific Capital Tax-Free Short Intermediate Securities Fund includes the performance of certain common trust fund ("Commingled") accounts advised by The Asset Management Group of Bank of Hawaii and managed the same as the Fund in all material respects, for periods dating back to July 31, 1993, and prior to the Fund's commencement of operations on October 14, 1994, as adjusted to reflect the expenses associated with the Fund. The Commingled accounts were not registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The performance of the Pacific Capital Tax-Free Short Intermediate Securities Fund is measured against the Lehman Brothers 5-Year Municipal Bond Index, an unmanaged index that generally tracks bonds with a maturity range of four to six years. It is important to note that the Fund may invest only in bonds with maturities of five years or less. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

  Pacific Capital International Stock Fund+

Nicholas-Applegate Capital Management

The Fund is sub-advised by Nicholas-Applegate Capital Management (NACM); a management team led by Loretta Morris is responsible for the day-to-day management of the Fund. Ms. Morris, who is responsible for portfolio management and research at NACM since 1990, has 11 years prior investment experience, including portfolio management with Collins Associates.


How did the Fund perform compared to its benchmark?
For the 12 months ended July 31, 2003, the Fund delivered a return of 1.41% (Class A Shares without sales charge), versus 6.67% for the MSCI EAFE Index./1/

Stock selection in the United Kingdom, Japan and Australia hurt relative returns. The UK and Japan are the largest country weights in the Fund and both are underweight vs. the benchmark as of 7/31/03. Contributing positively to performance was stock selection in Israel, Switzerland, France and Germany.

On a sector basis, strong stock selection in healthcare
(drugs/pharmaceuticals), technology (software and semiconductors) and utilities added relative value. Stock selection in financials (money-center banks and investments), consumer discretionary and transportation holdings underperformed relative to the benchmark.

Among the Fund's best-performing holdings during the period was Teva Pharmaceutical, an Israel-based manufacturer primarily of generic drugs, Credit Suisse, the largest Swiss banking and financial services concern, and Vodafone Group, a UK-based provider of wireless communications services. Teva advanced based on its strong competitive position as the world's #2 generic drugmaker with a robust pipeline. Credit Suisse advanced as a result of strength in the fixed-income market and improving results in its equity and private banking units. Vodafone continues to benefit from improving results, experiencing double-digit growth in subscribers and revenues and retaining a #1 or #2 position in every market in which it operates.

What were the major factors in the market that influenced the Fund's performance?
The international equity market became sharply oversold in the last half of 2002 with investor sentiment dampened by anemic growth rates, pessimism over financial services companies (particularly in Germany), the overhang of the Iraq situation and terrorism, debt downgrades from credit rating agencies.

In first quarter of 2003, the international stock markets came under pressure as a combination of war worries and weak economic data spurred a sell-off in equities. "War trades" also heightened volatility as investors moved quickly into, then back out of, gold, oil and Treasury securities.

A snap-back in late March erased almost all of January and February's losses, even though the MSCI EAFE Index finished the quarter down 8.8%, with much of the decline due to regained strength in the dollar.

International equities continued to rise, starting in April, despite ongoing worries over the slow pace of growth in Europe and Japan's long-beleaguered financial and banking system. International stocks were buoyed by many of the same factors that drove U.S. stocks higher, including falling interest rates, modest inflation, fear of SARS and Iraq abating and data suggesting a rekindling of economic activity.

In the last few months of the fiscal year, the euro and yen strengthened against the dollar, helping to boost returns. However, the European and Japanese economies remained weak relative to the

/1/ See Glossary of Terms for additional information
+ International investing involves increased risk and volatility.

U.S., prompting the ECB's stimulative interest rate cut. The rally was largely driven by increased liquidity in the markets as central banks worldwide continued to pursue stimulative policies and corporations took advantage of low interest rates to refinance debt, cut costs, and improve cash flow.

Markets were boosted in July by marginally stronger economic news in most major economies. Leading economic indicators improved even in continental Europe where business and consumer confidence have improved for several consecutive months. Investor confidence increased globally and the equity market rally resumed.++

What major changes have occurred in the portfolio during the period covered by the report?
During the period we shifted holdings in the financial services sector from more retail-oriented stocks to those with more exposure to capital markets. We also added to technology, resulting in an over-weighting in information technology and telecommunications versus the benchmark.

We trimmed our utilities weighting slightly below the benchmark. As the market began to rally, the reliable earnings growth of this sector became less attractive compared to the faster-growing financials, technology and telecom sectors. We also trimmed or sold several positions in the consumer discretionary sector vulnerable to a weaker U.S. dollar.

In the last half of the fiscal year, we continued to add to the Japan portion of the portfolio. Japan has become more attractive. Loose liquidity conditions have triggered a sell-off in Japan's bond market in favor of equities.

Nicholas Applegate Capital Management Fund Outlook
Although economic data has remained mixed, it appears that the U.S. labor market is firming, corporate earnings are improving, the housing market is holding up, interest rates remain low, and capital equipment spending is on the upswing. Asian economies are being fed by strong Chinese growth, as China must import manufacturing equipment, chemicals, and construction materials to feed the boom in manufacturing. Meanwhile, higher wages are creating a middle class that demands consumer goods. Asian companies are the primary beneficiaries of this Chinese demand.

The growth style of investing has been out of favor over the last several years. The most recent rally has been led by stocks with low valuations, but many of these value stocks have become fairly priced. Should the global economy continue to improve, investors may look to companies that are growing earnings beyond market expectations. At this point, we remain positive on international equities as favorable relative valuations, corporate cost cutting and restructuring, rampant liquidity, steady consumer spending, a rebound in capital spending and reallocation to equities may bode well for stock markets worldwide.

++ The portfolio composition is subject to change.

  Pacific Capital International Stock Fund

Fund Objective:

Seeking long-term growth of capital, the International Stock Fund primarily invests in preferred and common stocks of foreign companies. The Fund may invest in these securities directly or through other investment companies or trusts. The Fund is not limited to any particular type of company or to any geographic region of the world.


                                  [CHART]

Growth of a $10,000 Investment

              Class A   Class B      Class Y Shares    MSCI EAFE/(R)/
              Shares*   Shares**    (No Sales Charge)     Index
              -------   --------    -----------------  ------------
12/02/1998    $ 9,479    $10,000        $10,000          $10,000
                9,943     10,490         10,490           10,397
               10,464     11,031         11,040           10,369
                9,962     10,500         10,520           10,124
               10,322     10,871         10,900           10,549
               10,692     11,251         11,300           10,979
               10,256     10,791         10,840           10,416
               11,033     11,601         11,660           10,824
07/31/1999     11,336     11,912         11,990           11,148
               11,545     12,122         12,210           11,192
               11,706     12,272         12,370           11,307
               12,455     13,063         13,170           11,733
               14,104     14,774         14,920           12,143
               16,893     17,659         17,843           13,235
               15,582     16,284         16,459           12,396
               17,304     18,073         18,287           12,733
               16,325     17,049         17,254           13,229
               14,936     15,591         15,788           12,535
               14,123     14,723         14,931           12,231
               14,906     15,529         15,757           12,712
07/31/2000     14,241     14,837         15,065           12,182
               14,750     15,354         15,602           12,290
               13,781     14,340         14,580           11,694
               12,890     13,399         13,640           11,420
               12,254     12,727         12,969           10,994
               12,650     13,133         13,387           11,388
               12,283     12,743         12,999           11,382
               11,242     11,652         11,902           10,530
               10,335     10,704         10,947            9,833
               11,046     11,444         11,708           10,522
               10,666     11,042         11,308           10,159
               10,238     10,587         10,857            9,748
07/31/2001      9,980     10,314         10,573            9,571
                9,576      9,899         10,159            9,331
                8,756      9,041          9,282            8,388
                8,695      8,976          9,230            8,602
                8,829      9,106          9,359            8,920
                8,915      9,197          9,462            8,973
                8,499      8,755          9,023            8,497
                8,548      8,807          9,075            8,557
                9,037      9,301          9,591            9,024
                8,988      9,236          9,540            9,089
                9,001      9,236          9,553            9,213
                8,670      8,911          9,217            8,849
07/31/2002      7,801      8,028          8,313            7,976
                7,703      7,937          8,223            7,960
                6,968      7,171          7,436            7,107
                7,225      7,430          7,720            7,490
                7,421      7,638          7,926            7,831
                7,164      7,366          7,655            7,568
                6,907      7,093          7,384            7,253
                6,772      6,963          7,255            7,087
                6,686      6,872          7,165            6,953
                7,250      7,443          7,771            7,642
                7,703      7,898          8,249            8,113
                7,837      8,028          8,391            8,313
07/31/2003      7,911      7,981          8,481            8,516


Average Annual Total Returns as of July 31, 2003

                                                         Since
                                                       Inception
                                                1 Year (12/2/98)
               -------------------------------------------------
               Class A Shares*                  -3.87%   -4.90%
               -------------------------------------------------
               Class B Shares**                 -3.03%   -4.72%
               -------------------------------------------------
               Class Y Shares (No Sales Charge)  2.02%   -3.47%
               -------------------------------------------------

  *Reflects 5.25% Maximum Front-End Sales Charge.
**Reflects Maximum Contingent Deferred Sales Charge of up to 5.00%.

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. The chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

Class A Shares were not in existence prior to December 8, 1998. Performance calculated for any period up to and through December 8, 1998, is based upon the performance of Class Y Shares, which does not reflect the higher 12b-1 fees. Had the higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

Class B Shares were not in existence prior to December 20, 1998. Performance calculated for any period up to and through December 20, 1998, is based upon the performance of the Class Y Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital International Stock Fund is measured against the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE(R)) Index, which is unmanaged and is generally a sample of companies representative of the market structure of 20 European and Pacific Basin countries. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

  Pacific Capital Value Fund

The Equity Investment Team of The Asset Management Group of Bank of Hawaii

Team members include Howard Hodel, Clyde Powers, Bill Carpenter, Teresa Yee, and Laughon Bryant. Mr. Hodel, Executive Vice President and Manager of the Adviser's registered investment unit, has served as head of Bank of Hawaii's Investment Services Group Analytics and Risk Management since January 2003. He previously served at Bank of America from 1994 to 2003 as the Managing Director of Market Risk Control Investments, and from 1987 to 1994 as Vice President in Corporate Finance. Mr. Powers, CFA, Vice President of the Adviser, joined the Adviser in 1997. He previously served as a Portfolio Manager for Amcore Investment Group from 1995 to 1997, and as Managing Director-Investment Operations for Union Capital Advisors from 1984 to 1995. Mr. Carpenter, Vice President of the Adviser, rejoined the Adviser in 1999. He previously served as a Small-Cap Analyst for Greenville Capital Management from 1996 to 1998, and as Portfolio Manager for First Hawaiian Bank's Trust Division from 1985 to 1995 and as the Risk Manager for Bank of Hawaii from 1980 to 1984. Ms. Yee, Vice President and Portfolio Manager of the Adviser, joined the Adviser in 1998. Previously she served a an Equity Analyst from 1993 to 1997 at CIBC Oppenheimer. Mr. Bryant, Assistant Vice President, has served the Adviser as a Securities Analyst since 1997. Previously, he served as Portfolio Manager from 1993 to 1997 in First Hawaiian Bank's Trust and Investment Division.


How did the Fund perform compared to its benchmark?
For the 12-months ended July 31, 2003, the Fund appreciated 6.07% (Class A Shares without sales charge), versus its benchmark the Russell 1000 Value Index/1/ return of 10.75%.

What were the major factors in the market that influenced the Fund's performance?
Over the course of the 12-month period, the war in Iraq, geopolitical tensions, Federal rate cuts, and improving fundamental and economic data coupled to create a very volatile environment for the stock market. A rebound in stocks towards the end of the period was led by the tech-heavy Nasdaq, as positive news on the economy and corporate earnings came to fruition. Investors cheered the better than expected data and started to discount a stronger recovery going into the second half of the year.

The Value Fund's underperformance for the annual period was attributable to an overweight in the financial sector where stock selection led to relative under-performance in a stabilizing interest rate environment.

Positive stock and sector selection in industrials and information technology during the year mitigated the relative underperformance. In particular, the Fund benefited from top performing holdings, including Ingersoll-Rand, Capital One Financial, and Tyco International.++

What major changes have occurred in the portfolio during the period covered by the report?
In expectation of a strong economic recovery, the Fund made opportunistic trades to position the portfolio more heavily in economically sensitive areas throughout the year. New names were added in health care, financials, and information technology. A global rebalancing event that took place at the end of June resulted in the Fund trimming and eliminating positions across the board.++

The Asset Management Group Fund Outlook
The recent bear market was longer and deeper by historical standards than most other market declines. However, the market was shown signs of positive advancement supported by stronger corporate earnings in an improving economy. Hence, our outlook at this time remains positive and we will maintain our overweight to economically sensitive sectors of the economy.

/1/ See Glossary of terms for additional information.
++ The portfolio composition is subject to change.

  Pacific Capital Value Fund

Fund Objective:

Seeking long-term growth capital first, and current income second, the Value Fund invests primarily in a diversified portfolio of common stocks of companies traded in the United States. The Fund focuses on mid to large-capitalization companies, specifically those believed to be undervalued relative to their peers.


Growth of a $10,000 Investment

                                    [CHART]


             Class A     Class B     Class Y Shares   Russell 1000
             Shares*     Shares**  (No Sales Charge)   Value Index
             -------     -------   ----------------   ------------
12/01/1998   $ 9,597     $10,000        $10,000          $10,000
               9,855      10,267         10,280           10,340
               9,875      10,277         10,290           10,423
               9,506       9,887          9,909           10,276
               9,945      10,340         10,378           10,489
              10,571      10,991         11,030           11,468
              10,436      10,830         10,883           11,342
              10,792      11,201         11,260           11,671
07/31/1999    10,395      10,788         10,856           11,330
              10,022      10,392         10,461           10,909
               9,696      10,047         10,132           10,528
              10,177      10,538         10,624           11,134
              10,200      10,548         10,651           11,047
              10,717      11,082         11,194           11,100
              10,362      10,701         10,823           10,738
              10,423      10,754         10,886            9,940
              11,490      11,853         12,012           11,153
              11,169      11,525         11,684           11,023
              11,078      11,420         11,588           11,139
              10,894      11,219         11,397           10,630
07/31/2000    10,936      11,252         11,446           10,764
              11,680      12,013         12,224           11,362
              11,150      11,463         11,670           11,466
              11,249      11,558         11,779           11,748
              10,494      10,776         10,989           11,312
              11,073      11,363         11,599           11,879
              11,579      11,874         12,129           11,924
              10,732      10,998         11,243           11,593
              10,309      10,560         10,812           11,183
              11,062      11,327         11,594           11,732
              11,168      11,424         11,717           11,995
              10,814      11,059         11,348           11,729
07/31/2001    10,755      10,998         11,292           11,704
              10,272      10,487         10,774           11,235
               9,530       9,721         10,009           10,444
               9,728       9,915         10,211           10,355
              10,246      10,451         10,767           10,957
              10,421      10,609         10,942           11,215
              10,068      10,256         10,587           11,128
               9,820      10,001         10,327           11,146
              10,434      10,609         10,971           11,673
              10,034      10,195         10,545           11,273
               9,998      10,147         10,507           11,330
               9,313       9,453          9,788           10,679
07/31/2002     8,309       8,431          8,741            9,686
               8,392       8,504          8,828            9,759
               7,410       7,507          7,796            8,674
               7,893       7,987          8,309            9,317
               8,355       8,450          8,795            9,904
               7,885       7,969          8,292            9,474
               7,687       7,774          8,098            9,244
               7,508       7,591          7,910            8,998
               7,461       7,530          7,860            9,013
               8,186       8,259          8,628            9,806
               8,688       8,760          9,156           10,439
               8,771       8,833          9,244           10,570
07/31/2003     8,813       8,726          9,294           10,727


Average Annual Total Returns as of July 31, 2003

                                                         Since
                                                       Inception
                                                1 Year (12/3/98)
               -------------------------------------------------
               Class A Shares*                   1.86%   -2.67%
               -------------------------------------------------
               Class B Shares**                  1.22%   -2.88%
               -------------------------------------------------
               Class Y Shares (No Sales Charge)  6.32%   -1.56%
               -------------------------------------------------

  * Reflects 4.00% Maximum Front-End Sales Charge.
** Reflects Maximum Contingent Deferred Sales Charge of up to 5.00%.

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. The chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

Class A Shares were not in existence prior to December 8, 1998. Performance calculated for any period up to and through December 8, 1998, is based upon the performance of Class Y Shares.

Class B Shares were not in existence prior to December 13, 1998. Performance calculated for any period up to and through December 13, 1998, is based upon the performance of the Class Y Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital Value Fund is measured against the Russell 1000 Value Index, unmanaged index is comprised of the securities that tend to exhibit low price-to-book and price-to-earnings ratios. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

  Pacific Capital Small Cap Fund+

Nicholas-Applegate Capital Management

The Fund is sub-advised by Nicholas-Applegate Capital Management (NACM); a management team led by Mark Stuckleman is responsible for the day-to-day management of the Fund. Mr. Stuckleman, Lead Portfolio Manager for NACM, has 12 years investment experience. Prior to joining NACM in 1995, Mr. Stuckleman was a senior quantitative analyst with Wells Fargo Bank's Investment Management Group.



How did the Fund perform compared to its benchmark?
In the 12 months ending July 31, 2003, the Fund returned 24.62% (Class A Shares without sales charge), outperforming the Russell 2000 Value Index/1/ return of 18.63%.

The Fund's out-performance relative to the benchmark was largely a result of strong stock selection in technology, financials and airlines. In particular, transportation stocks were strong, with exposure to airlines contributing positively to performance. AAR Corp., a provider of aircraft parts and services, gained on the prospect of improving industry conditions. Continental Airlines benefited similarly during the period.

Technology stocks rallied as tech spending showed signs of stabilizing. Within technology, defense communications contractor Titan Corp. gained on better-than-expected earnings. Positions in semiconductor related stocks, including graphics chipmaker ATI Technologies and ASE Test, contributed to positive performance with ASE Test rising on an improving revenue outlook. Avocent, which specializes in network server management systems, was also among the top performers.

In the financials, First Essex Bancorp and BankAtlantic Bancorp were strong holdings. First Essex increased as it was acquired by Sovereign. These regional banks provide various products and services for consumer and commercial banking and real estate developing.

Stock selection in the healthcare sector, drugs/pharmaceutical and hospitals, under-performed relative to the Russell 2000 Value Index. Highly levered utility stocks traded lower in July following gains earlier in the period in the face of rising longer-term interest rates.

What were the major factors in the market that influenced the Fund's performance?
In the first part of the fiscal year, investors focused primarily on potential U.S. military action in Iraq, accounting and insider trading scandals, and evidence of a weakening economy. As a result, the markets were volatile while generally trending downward.

In September, selling pressure continued to intensify amid a weakening earnings picture, an escalation of the conflict in the Middle East and increasing talk of military action against Iraq. During the month, consensus earnings estimate continued to be revised downward as many companies lowered their guidance for the quarter as a whole.

After a strong October, the U.S. stock market continued to power higher in November. Technology stocks staged a particularly strong rally. In November, the rally seemed to be driven by a lack of bad news rather than any particular good news. Iraq's welcoming of United Nations weapons inspectors seemed to relieve investor tensions regarding military action there, as Saddam Hussein showed more willingness to cooperate with UN mandates.

January began in a promising fashion, with stocks rallying, but weaker-than-expected earnings reports and uncertainty over the Iraq situation soured investor sentiment. An initial rally was led by a proposal by President Bush to eliminate the double taxation of dividends, but the start of earnings

/1/ See Glossary of Terms for additional information season stalled the rally. Bush's State of the Union address, which pledged increased healthcare spending and tax cuts, failed to resurrect the equity markets.

The dark clouds of Iraq, North Korea and continued global economic weakness conspired to pressure the broad U.S. stock market in February. US equities declined for the third straight month. However, tech stocks, impelled by encouraging earnings growth projections, rebounded with the Nasdaq Composite Index/1/ advancing 1.3%.

Equities ended March slightly positive following an extremely volatile month in which the market was obsessed by the military action in Iraq. The market, as measured by the S&P 500 Index/1/, fell 4.8% early in March as the prospect of war weighted heavily on investor sentiment.

Economic news was generally weaker as consumer and business activity was muted by the war. Higher energy prices and poor weather in many parts of the country led to an overall weakening in all areas of the economy, including retail sales, home sales, manufacturing activity and unemployment. Consumer confidence fell to its lowest level since October 1993 and posted the ninth decline in 10 months.

The U.S. stock market bounced back strongly in April as investor fears of a protracted military campaign in Iraq were not borne out. Gains were fueled by greater clarity regarding the Iraq situation and a solid earnings picture, which overcame weak economic reports. One factor behind the solid first quarter earnings was the lack of major blow-ups, in which companies miss estimates by a large margin and sell off. Also, moderating energy prices were a positive factor, and the effect of a weaker dollar may have been underestimated.

During the last quarter of the reporting period, U.S. stocks surged as forward-looking investors began to anticipate the dual economic stimulus of a low-interest rate environment and tax-cut legislation passed by Congress and signed by President Bush. A decline in consumer confidence readings and persistent questions over the strength of the job market were offset by a speedy military victory in Iraq, declining fears over SARS, solid housing start figures, an uptick in capital equipment expenditures and a level of consumer price inflation that offset concerns over deflation.

On the earnings front, companies reporting second quarter earnings in July were generally in line or ahead of expectations. Corporate earnings have shown signs of improvement. Analysts now project third and fourth quarter figures at 21.3% and 21.6%, respectively.

What major changes have occurred in the portfolio during the period covered by the report?
The Fund's holdings remain diversified across sectors and industries. During the period, as a result of our bottom-up stock selection process and capital appreciation, weightings of the healthcare and information technology sectors increased. The weighting in consumer discretionary and financials slightly declined.

++ The portfolio composition is subject to change.
/1/ See Glossary of terms for additional information.
+ Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than average.

As of 7/31/03, the Fund's largest under-weights, versus the Russell 2000 Value Index/1/, were in consumer discretionary and financials. Significant over-weights included healthcare and information technology.++

The Nicholas Applegate Fund Outlook
Amid a mixed macroeconomic environment, the market has made a good run over the past few months. In retrospect, Wall Street analysts may have been somewhat overzealous in reducing earnings estimates for 2003, effectively lowering the bar of expectations and preparing the market for strength.

We continue to be encouraged by positive developments in the markets. The federal government's fiscal and monetary policies are extraordinarily stimulative. Corporate earnings have finally stopped decelerating and there is greater comfort with expectations and guidance. Recently passed tax cut legislation is also stimulative, which may help improve prospects for economic growth in the second half of the year.

At this time, we remain positive on U.S. equities as favorable relative valuations, corporate cost cutting and restructuring, rampant liquidity, steady consumer spending, a rebound in capital spending and reallocation to equities may bode well for stock markets worldwide.

  Pacific Capital Small Cap Fund

Fund Objective:

Seeking long-term growth of capital, the Small Cap Fund primarily invests in a diversified portfolio of common stocks of smaller U.S. companies that the Sub-Adviser believes to be exhibiting solid fundamental strength and attractive valuations.


Growth of a $10,000 Investment

                                    [CHART]

             Class A   Class B        Class Y       Russell 2000
             Shares*   Shares**  (No Sales Charge)   Value Index
             -------   --------  -----------------  ------------
12/01/1998  $ 9,479    $10,000        $10,000          $10,000
              9,719     10,253         10,245           10,314
              9,416      9,923          9,935           10,079
              8,771      9,242          9,254            9,391
              8,534      8,982          9,004            9,314
              9,378      9,873          9,905           10,164
              9,833     10,343         10,375           10,477
             10,298     10,823         10,875           10,856
07/31/1999   10,108     10,613         10,675           10,598
              9,767     10,253         10,325           10,211
              9,454      9,923          9,995           10,007
              9,179      9,623          9,704            9,807
              9,435      9,883          9,975            9,857
              9,560     10,015         10,116           10,160
              9,283      9,716          9,825            9,895
              9,086      9,498          9,617           10,499
              9,825     10,267         10,386           10,549
             10,173     10,620         10,761           10,611
             10,094     10,537         10,688           10,449
             10,291     10,734         10,896           10,754
07/31/2000   10,261     10,703         10,869           11,113
             10,942     11,398         11,589           11,610
             11,090     11,543         11,745           11,544
             11,169     11,616         11,826           11,503
             10,912     11,325         11,543           11,269
             12,096     12,555         12,810           12,479
             12,527     12,991         13,268           12,824
             12,527     12,980         13,268           12,806
             12,356     12,790         13,087           12,601
             13,150     13,617         13,934           13,184
             13,982     14,467         14,815           13,523
             14,292     14,769         15,142           14,067
07/31/2001   14,394     14,868         15,253           13,752
             14,245     14,711         15,106           13,704
             12,877     13,279         13,648           12,191
             13,261     13,671         14,063           12,510
             13,967     14,387         14,810           13,409
             15,131     15,590         16,048           14,230
             15,271     15,727         16,200           14,418
             15,294     15,739         16,224           14,506
             16,618     17,089         17,639           15,593
             16,987     17,462         18,039           16,141
             16,468     16,920         17,490           15,608
             16,180     16,607         17,184           15,262
07/31/2002   14,002     14,365         14,877           12,994
             13,956     14,305         14,828           12,937
             12,942     13,256         13,753           12,013
             12,948     13,268         13,769           12,193
             14,009     14,329         14,895           13,166
             13,798     14,107         14,677           12,604
             13,363     13,652         14,216           12,249
             12,968     13,238         13,796           11,837
             13,166     13,445         14,020           11,964
             14,325     14,603         15,236           13,100
             15,894     16,203         16,927           14,438
             16,381     16,699         17,445           14,682
07/31/2003   17,449     17,575         18,591           15,414



Average Annual Total Returns as of July 31, 2003

                                                         Since
                                                       Inception
                                                1 Year (12/3/98)
               -------------------------------------------------
               Class A Shares*                  18.10%  12.68%
               -------------------------------------------------
               Class B Shares**                 19.74%  12.85%
               -------------------------------------------------
               Class Y Shares (No Sales Charge) 24.96%  14.22%
               -------------------------------------------------

 *Reflects 5.25% Maximum Front-End Sales Charge.
**Reflects Maximum Contingent Deferred Sales Charge of up to 5.00%.

Past performance is no guarantee of future results. Investment return and net asset value (NAV) will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost. The chart and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark.

Class A Shares were not in existence prior to December 8, 1999. Performance calculated for any period up to and through December 8, 1998, is based upon the performance of Class Y Shares.

Class B Shares were not in existence prior to December 20, 1998. Performance calculated for any period up to and through December 20, 1998, is based upon the performance of the Class Y Shares, which does not reflect the higher 12b-1 fees or the contingent deferred sales charge (CDSC). Had the CDSC and higher 12b-1 fees been incorporated, total return figures may have been adversely affected.

The performance of the Pacific Capital Small Cap Fund is measured against the Russell 2000 Value Index, an unmanaged index comprised of securities in the Russell 2000 Index with a less-than-average growth orientation. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

PACIFIC CAPITAL FUNDS

                     Statements of Assets and Liabilities
                                 July 31, 2003


                                                                         Growth      Growth and     New Asia   Diversified
                                                                         Stock         Income        Growth    Fixed Income
                                                                          Fund          Fund          Fund         Fund
                                                                     -------------  ------------  -----------  ------------
                              ASSETS:
Investments, at value (cost $272,570,496; $150,296,949; $22,848,733;
 and $237,382,796, respectively).................................... $ 275,799,459  $151,085,065  $25,560,177  $246,816,662
Foreign currency (cost $249,877)....................................            --            --      249,707            --
Interest and dividends receivable...................................       147,031       133,917       28,005     3,298,997
Receivable for capital shares issued................................         1,197           240           --         2,881
Receivable from brokers for investments sold........................     1,817,841            --      316,563            --
Prepaid expenses and other assets...................................         3,501         2,028          324         3,744
                                                                     -------------  ------------  -----------  ------------
    Total Assets....................................................   277,769,029   151,221,250   26,154,776   250,122,284
                                                                     -------------  ------------  -----------  ------------
                            LIABILITIES:
Payable to custodian................................................            --            --      158,845            --
Distributions payable...............................................            --            --           --        27,474
Payable for capital shares redeemed.................................         8,388         7,319           --        25,805
Payable to brokers for investments purchased........................     1,347,151            --      312,490            --
Accrued expenses and other payables:
  Investment advisory fees..........................................       188,182       102,488        8,619        95,817
  Sub-investment advisory fees......................................            --            --       10,774            --
  Administration fees...............................................         3,633         1,988          317         3,308
  Distribution fees.................................................        13,967         7,564          617         6,375
  Other.............................................................        36,871        19,826       38,287        27,932
                                                                     -------------  ------------  -----------  ------------
    Total Liabilities...............................................     1,598,192       139,185      529,949       186,711
                                                                     -------------  ------------  -----------  ------------
                            NET ASSETS:
Capital (no par value)..............................................   406,217,168   190,283,676   28,854,759   237,842,727
Undistributed (distributions in excess of) net investment income....            --        20,112       (2,574)       (4,807)
Accumulated net realized gains (losses) from investment and foreign
 currency transactions..............................................  (133,275,294)  (40,009,839)  (5,938,642)    2,663,787
Net unrealized appreciation from investments and foreign currency...     3,228,963       788,116    2,711,284     9,433,866
                                                                     -------------  ------------  -----------  ------------
    Net Assets...................................................... $ 276,170,837  $151,082,065  $25,624,827  $249,935,573
                                                                     =============  ============  ===========  ============
Net Assets
  Class A........................................................... $  11,230,855  $  5,547,985  $ 1,264,190  $  8,840,694
  Class B...........................................................    13,630,250     7,506,634      423,682     5,192,547
  Class Y...........................................................   251,309,732   138,027,446   23,936,955   235,902,332
                                                                     -------------  ------------  -----------  ------------
    Total........................................................... $ 276,170,837  $151,082,065  $25,624,827  $249,935,573
                                                                     =============  ============  ===========  ============
Outstanding units of beneficial interest (shares)
  Class A...........................................................     1,477,880       519,064      129,392       783,685
  Class B...........................................................     1,884,598       735,390       44,669       461,021
  Class Y...........................................................    32,261,382    12,826,619    2,420,472    20,778,577
                                                                     -------------  ------------  -----------  ------------
    Total...........................................................    35,623,860    14,081,073    2,594,533    22,023,283
                                                                     =============  ============  ===========  ============
Net Asset Value
  Class A--redemption price per share............................... $        7.60  $      10.69  $      9.77  $      11.28
                                                                     =============  ============  ===========  ============
  Class A--maximum sales charge.....................................          4.00%         4.00%        5.25%         4.00%
                                                                     -------------  ------------  -----------  ------------
  Class A--Maximum offering price per share (100%/(100%-maximum
   sales charge) of net asset value adjusted to the nearest cent)... $        7.92  $      11.14  $     10.31  $      11.75
                                                                     =============  ============  ===========  ============
  Class B--offering price per share*................................ $        7.23  $      10.21  $      9.48  $      11.26
                                                                     =============  ============  ===========  ============
  Class Y--offering and redemption price per share.................. $        7.79  $      10.76  $      9.89  $      11.35
                                                                     =============  ============  ===========  ============

--------
*  Redemption price per share varies based on length of time shares are held.

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                                 July 31, 2003

                                                          Ultra Short  Short Intermediate   Tax-Free    Tax-Free Short
                                                          Government    U.S. Government    Securities    Intermediate
                                                             Fund       Securities Fund       Fund      Securities Fund
                                                         ------------  ------------------ ------------  ---------------
                        ASSETS:
Investments, at value (cost $255,212,698; $91,764,796;
 $374,948,993; and $63,650,018, respectively)........... $257,334,194     $93,260,893     $405,890,582    $65,218,102
Cash....................................................          563             160               --             --
Interest and dividends receivable.......................    1,201,450         926,987        4,570,565        591,785
Receivable for capital shares issued....................          271          11,700               --             --
Receivable from brokers for investments sold............           --              --        3,429,420             --
Prepaid expenses and other assets.......................        3,396             910            6,923            781
                                                         ------------     -----------     ------------    -----------
    Total Assets........................................  258,539,874      94,200,650      413,897,490     65,810,668
                                                         ------------     -----------     ------------    -----------
                     LIABILITIES:
Distributions payable...................................       14,219           6,436           48,311          4,058
Payable for capital shares redeemed.....................           --           7,000               --             --
Payable to brokers for investments purchased............    2,757,641              --               --             --
Accrued expenses and other payables:
  Investment advisory fees..............................       41,615          22,698          163,028         21,666
  Administration fees...................................        1,451           1,123            5,485            802
  Distribution fees.....................................        4,371           1,048            6,650            498
  Other.................................................       23,491          11,446           44,863         13,059
                                                         ------------     -----------     ------------    -----------
    Total Liabilities...................................    2,842,788          49,751          268,337         40,083
                                                         ------------     -----------     ------------    -----------
                      NET ASSETS:
Capital (no par value)..................................  253,572,666      92,625,993      381,300,657     64,202,492
Undistributed net investment income.....................        7,151              41               37              9
Accumulated net realized gains (losses) from investment
 transactions...........................................       (4,227)         28,768        1,386,870             --
Net unrealized appreciation from investments............    2,121,496       1,496,097       30,941,589      1,568,084
                                                         ------------     -----------     ------------    -----------
    Net Assets.......................................... $255,697,086     $94,150,899     $413,629,153    $65,770,585
                                                         ============     ===========     ============    ===========
Net Assets
  Class A............................................... $ 12,786,913     $ 5,326,881     $ 11,828,935    $ 2,321,501
  Class B...............................................    1,994,077              --        4,642,743             --
  Class Y...............................................  240,916,096      88,824,018      397,157,475     63,449,084
                                                         ------------     -----------     ------------    -----------
    Total............................................... $255,697,086     $94,150,899     $413,629,153    $65,770,585
                                                         ============     ===========     ============    ===========
Outstanding units of beneficial interest (shares)
  Class A...............................................    1,248,501         534,135        1,100,741        224,151
  Class B...............................................      194,694              --          432,045             --
  Class Y...............................................   23,510,888       8,889,682       36,815,166      6,092,897
                                                         ------------     -----------     ------------    -----------
    Total...............................................   24,954,083       9,423,817       38,347,952      6,317,048
                                                         ============     ===========     ============    ===========
Net Asset Value
  Class A--redemption price per share................... $      10.24     $      9.97     $      10.75    $     10.36
                                                         ============     ===========     ============    ===========
  Class A--maximum sales charge.........................         1.75%           2.25%            4.00%          2.25%
                                                         ------------     -----------     ------------    -----------
  Class A--Maximum offering price per share
   (100%/(100%-maximum sales charge) of net asset value
   adjusted to the nearest cent)........................ $      10.42     $     10.20     $      11.20    $     10.60
                                                         ============     ===========     ============    ===========
  Class B--offering price per share*.................... $      10.24     $        --     $      10.75    $        --
                                                         ============     ===========     ============    ===========
  Class Y--offering and redemption price per share...... $      10.25     $      9.99     $      10.79    $     10.41
                                                         ============     ===========     ============    ===========

--------
*  Redemption price per share varies based on length of time shares are held.

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                                 July 31, 2003


                                                                                       International                Small Cap
                                                                                        Stock Fund    Value Fund      Fund
                                                                                       ------------- ------------  -----------
                                       ASSETS:
Investments, at value (cost $54,858,278; $208,001,055; and $72,902,677, respectively). $ 60,908,666  $214,072,276  $87,839,118
Foreign currency (cost $124,710)......................................................      114,922            --           --
Interest and dividends receivable.....................................................       85,078       423,335       61,065
Receivable for capital shares issued..................................................        4,603            --        1,182
Receivable from brokers for investments sold..........................................    1,638,821            --    2,287,525
Reclaims receivable...................................................................       67,484            --           --
Prepaid expenses and other assets.....................................................        1,849         2,970        1,257
                                                                                       ------------  ------------  -----------
    Total Assets......................................................................   62,821,423   214,498,581   90,190,147
                                                                                       ------------  ------------  -----------
                                    LIABILITIES:
Payable to brokers for investments purchased..........................................      761,686            --      509,989
Accrued expenses and other payables:
  Investment advisory fees............................................................       18,626       146,730       29,036
  Sub-investment advisory fees........................................................       34,054            --       42,048
  Administration fees.................................................................          823         2,836        1,170
  Distribution fees...................................................................          772         1,564        2,364
  Other...............................................................................       37,016        29,648       14,747
                                                                                       ------------  ------------  -----------
    Total Liabilities.................................................................      852,977       180,778      599,354
                                                                                       ------------  ------------  -----------
                                     NET ASSETS:
Capital (no par value)................................................................  101,126,101   255,790,454   74,785,060
Undistributed (distributions in excess of) net investment income......................     (539,640)       93,355           --
Accumulated net realized losses from investment, option, and foreign currency
 transactions.........................................................................  (44,658,657)  (47,637,227)    (130,708)
Net unrealized appreciation from investments and foreign currency.....................    6,040,642     6,071,221   14,936,441
                                                                                       ------------  ------------  -----------
    Net Assets........................................................................ $ 61,968,446  $214,317,803  $89,590,793
                                                                                       ============  ============  ===========
Net Assets
  Class A............................................................................. $    874,434  $  2,145,558  $ 1,595,328
  Class B.............................................................................      536,350     1,291,481    2,475,508
  Class Y.............................................................................   60,557,662   210,880,764   85,519,957
                                                                                       ------------  ------------  -----------
    Total............................................................................. $ 61,968,446  $214,317,803  $89,590,793
                                                                                       ============  ============  ===========
Outstanding units of beneficial interest (shares)
  Class A.............................................................................      135,346       291,154      120,448
  Class B.............................................................................       85,941       177,628      192,079
  Class Y.............................................................................    9,218,076    28,574,286    6,429,480
                                                                                       ------------  ------------  -----------
   Total..............................................................................    9,439,363    29,043,068    6,742,007
                                                                                       ============  ============  ===========
Net Asset Value
  Class A-- redemption price per share................................................ $       6.46  $       7.37  $     13.24
                                                                                       ============  ============  ===========
  Class A-- maximum sales charge......................................................         5.25%         4.00%        5.25%
                                                                                       ------------  ------------  -----------
  Class A--Maximum offering price per share
   (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent). $       6.82  $       7.68  $     13.97
                                                                                       ============  ============  ===========
  Class B--offering price per share*.................................................. $       6.24  $       7.27  $     12.89
                                                                                       ============  ============  ===========
  Class Y--offering and redemption price per share.................................... $       6.57  $       7.38  $     13.30
                                                                                       ============  ============  ===========

--------
*  Redemption price per share varies based on length of time shares are held.

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                           Statements of Operations
                       For the Year Ended July 31, 2003

                                                                             Growth      Growth and    New Asia   Diversified
                                                                             Stock         Income       Growth    Fixed Income
                                                                              Fund          Fund         Fund         Fund
                                                                          ------------  -----------  -----------  ------------
Investment Income:
Interest income.......................................................... $      8,819  $     1,463  $     1,391  $12,133,189
Dividend income..........................................................    1,856,735    2,208,853      587,856       44,939
Foreign tax withholding..................................................           --           --      (69,704)          --
                                                                          ------------  -----------  -----------  -----------
    Total Investment Income..............................................    1,865,554    2,210,316      519,543   12,178,128
                                                                          ------------  -----------  -----------  -----------
Expenses:
Investment advisory fees.................................................    1,951,135    1,095,498      102,192    1,454,107
Sub-investment advisory fees.............................................           --           --       90,161           --
Administration fees......................................................      390,231      219,102       34,196      387,764
Distribution fees--Class A...............................................       81,083       39,953        9,658       53,797
Distribution fees--Class B...............................................      130,796       73,519        3,577       54,532
Accounting fees..........................................................       76,968       45,396       17,100       81,551
Custodian fees...........................................................       28,466       20,172       86,705       24,239
Transfer agent fees......................................................      113,095       76,845       48,261       65,232
Legal and audit fees.....................................................       40,837       24,787       10,648       40,330
Trustees' fees and expenses..............................................       20,333       11,609        1,790       20,903
Registration and filing fees.............................................       13,853       12,542          987        2,723
Other....................................................................       42,423       34,550        5,027       33,842
                                                                          ------------  -----------  -----------  -----------
    Total expenses before voluntary fee reductions.......................    2,889,220    1,653,973      410,302    2,219,020
    Expenses voluntarily reduced:
      Investment advisory fees...........................................           --           --           --     (363,527)
      Administration fees................................................           --           --       (2,138)          --
      Distribution fees--Class A.........................................      (54,055)     (26,635)      (6,439)     (35,864)
                                                                          ------------  -----------  -----------  -----------
    Net Expenses.........................................................    2,835,165    1,627,338      401,725    1,819,629
                                                                          ------------  -----------  -----------  -----------
Net Investment Income (Loss).............................................     (969,611)     582,978      117,818   10,358,499
                                                                          ------------  -----------  -----------  -----------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment and foreign currency
 transactions............................................................  (17,023,619)  (4,181,124)  (1,615,763)   6,645,110
Net change in unrealized appreciation (depreciation) from investments and
 foreign currency........................................................   47,151,913   17,295,259    2,477,911   (3,022,403)
                                                                          ------------  -----------  -----------  -----------
Net realized/unrealized gains from investments and foreign currency......   30,128,294   13,114,135      862,148    3,622,707
                                                                          ------------  -----------  -----------  -----------
Change in net assets resulting from operations........................... $ 29,158,683  $13,697,113  $   979,966  $13,981,206
                                                                          ============  ===========  ===========  ===========

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                       For the Year Ended July 31, 2003

                                                         Ultra Short  Short Intermediate   Tax-Free   Tax-Free Short
                                                         Government    U.S. Government    Securities   Intermediate
                                                            Fund       Securities Fund       Fund     Securities Fund
                                                         -----------  ------------------ -----------  ---------------
Investment Income:
Interest income......................................... $ 6,188,092      $2,605,479     $21,604,161    $1,859,326
Dividend income.........................................          --              --          51,731        20,192
                                                         -----------      ----------     -----------    ----------
    Total Investment Income.............................   6,188,092       2,605,479      21,655,892     1,879,518
                                                         -----------      ----------     -----------    ----------
Expenses:
Investment advisory fees................................     871,516         345,073       2,658,856       279,734
Administration fees.....................................     348,610         110,425         709,033        89,516
Distribution fees--Class A..............................     110,178          22,551          90,316        17,106
Distribution fees--Class B..............................      18,568              --          50,789            --
Accounting fees.........................................      72,658          27,481         158,335        23,961
Custodian fees..........................................      19,226          11,369          33,341        16,124
Transfer agent fees.....................................      62,504          29,192          67,835        28,382
Legal and audit fees....................................      34,888          14,086          69,162        12,375
Trustees' fees and expenses.............................      18,574           5,749          38,834         4,732
Registration and filing fees............................       2,062           1,414           3,269           504
Other...................................................      29,961           9,948          59,696         8,686
                                                         -----------      ----------     -----------    ----------
    Total expenses before voluntary fee reductions......   1,588,745         577,288       3,939,466       481,120
    Expenses voluntarily reduced:
      Investment advisory fees..........................    (456,762)       (158,870)       (664,714)      (55,946)
      Administration fees...............................    (198,274)        (17,302)             --        (5,595)
      Distribution fees--Class A........................     (73,452)        (15,034)        (60,211)      (11,404)
                                                         -----------      ----------     -----------    ----------
    Net Expenses........................................     860,257         386,082       3,214,541       408,175
                                                         -----------      ----------     -----------    ----------
Net Investment Income...................................   5,327,835       2,219,397      18,441,351     1,471,343
                                                         -----------      ----------     -----------    ----------
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions      (4,227)        253,411       1,612,128        72,749
Net change in unrealized depreciation from investments..  (1,315,978)       (554,183)     (2,831,954)     (105,000)
                                                         -----------      ----------     -----------    ----------
Net realized/unrealized losses from investments.........  (1,320,205)       (300,772)     (1,219,826)      (32,251)
                                                         -----------      ----------     -----------    ----------
Change in net assets resulting from operations.......... $ 4,007,630      $1,918,625     $17,221,525    $1,439,092
                                                         ===========      ==========     ===========    ==========

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                       For the Year Ended July 31, 2003

                                                                               International     Value      Small Cap
                                                                                Stock Fund       Fund         Fund
                                                                               ------------- ------------  -----------
Investment Income:
Interest income...............................................................  $     1,055  $      3,601  $     2,168
Dividend income...............................................................    1,412,702     4,841,650    1,041,763
Foreign tax withholding.......................................................     (164,020)           --           --
                                                                                -----------  ------------  -----------
    Total Investment Income...................................................    1,249,737     4,845,251    1,043,931
                                                                                -----------  ------------  -----------
Expenses:
Investment advisory fees......................................................      297,070     1,632,669      412,322
Sub-investment advisory fees..................................................      292,784            --      328,971
Administration fees...........................................................       86,080       326,537      108,871
Distribution fees--Class A....................................................        8,882        14,732        9,307
Distribution fees--Class B....................................................        5,356        12,171       19,645
Accounting fees...............................................................       33,178        65,877       25,257
Custodian fees................................................................      103,615        26,980       21,590
Transfer agent fees...........................................................       54,358        53,290       55,510
Legal and audit fees..........................................................       12,348        34,441       13,510
Trustees' fees and expenses...................................................        4,644        17,575        5,966
Registration and filing fees..................................................       12,771         1,839        2,180
Other.........................................................................        9,325        27,459       10,695
                                                                                -----------  ------------  -----------
    Total expenses before voluntary fee reductions............................      920,411     2,213,570    1,013,824
    Expenses voluntarily reduced:
      Investment advisory fees................................................      (53,799)           --      (68,043)
      Distribution fees--Class A..............................................       (5,922)       (9,822)      (6,204)
                                                                                -----------  ------------  -----------
    Net Expenses..............................................................      860,690     2,203,748      939,577
                                                                                -----------  ------------  -----------
Net Investment Income.........................................................      389,047     2,641,503      104,354
                                                                                -----------  ------------  -----------
Realized/Unrealized Gains (Losses) from Investments:
Net realized losses from investment, option, and foreign currency transactions   (7,799,455)  (13,768,327)    (126,637)
Net change in unrealized appreciation from investments and foreign currency...    9,465,637    27,939,859   15,810,277
                                                                                -----------  ------------  -----------
Net realized/unrealized gains from investments, options, and foreign currency.    1,666,182    14,171,532   15,683,640
                                                                                -----------  ------------  -----------
Change in net assets resulting from operations................................  $ 2,055,229  $ 16,813,035  $15,787,994
                                                                                ===========  ============  ===========

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                      Statements of Changes in Net Assets


                                         Growth Stock Fund         Growth and Income Fund       New Asia Growth Fund
                                    ---------------------------  --------------------------  --------------------------
                                    For the Year  For the Year   For the Year  For the Year  For the Year  For the Year
                                        Ended         Ended          Ended         Ended         Ended         Ended
                                    July 31, 2003 July 31, 2002  July 31, 2003 July 31, 2002 July 31, 2003 July 31, 2002
                                    ------------- -------------  ------------- ------------- ------------- -------------
From Investment Activities:
Operations:
  Net investment income (loss)..... $   (969,611) $  (1,924,959) $    582,978  $    195,770   $   117,818   $    18,958
  Net realized losses from
   investment and foreign
   currency transactions...........  (17,023,619)   (81,090,991)   (4,181,124)  (32,025,695)   (1,615,763)   (1,454,850)
  Net change in unrealized
   appreciation (depreciation)
   from investments and foreign
   currency........................   47,151,913    (29,407,716)   17,295,259   (20,154,879)    2,477,911     2,772,743
                                    ------------  -------------  ------------  ------------   -----------   -----------
Change in net assets resulting from
 operations........................   29,158,683   (112,423,666)   13,697,113   (51,984,804)      979,966     1,336,851
                                    ------------  -------------  ------------  ------------   -----------   -----------
Distributions to Class A
 Shareholders:
  From net investment income.......           --             --       (10,822)           --        (1,795)           --
Distributions to Class Y
 Shareholders:
  From net investment income.......           --             --      (557,589)     (190,225)      (62,183)         (360)
                                    ------------  -------------  ------------  ------------   -----------   -----------
Change in net assets from
 shareholder distributions.........           --             --      (568,411)     (190,225)      (63,978)         (360)
                                    ------------  -------------  ------------  ------------   -----------   -----------
Change in net assets from share
 transactions......................   25,629,089    (42,031,476)    7,316,182    (2,276,778)    2,882,709    (2,168,323)
                                    ------------  -------------  ------------  ------------   -----------   -----------
Change in net assets...............   54,787,772   (154,455,142)   20,444,884   (54,451,807)    3,798,697      (831,832)
                                    ------------  -------------  ------------  ------------   -----------   -----------
Net Assets:
  Beginning of year................  221,383,065    375,838,207   130,637,181   185,088,988    21,826,130    22,657,962
                                    ------------  -------------  ------------  ------------   -----------   -----------
  End of year...................... $276,170,837  $ 221,383,065  $151,082,065  $130,637,181   $25,624,827   $21,826,130
                                    ============  =============  ============  ============   ===========   ===========

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                                           Diversified Fixed              Ultra Short           Short Intermediate U.S.
                                              Income Fund               Government Fund       Government Securities Fund
                                      --------------------------  --------------------------  --------------------------
                                      For the Year  For the Year  For the Year  For the Year  For the Year  For the Year
                                          Ended         Ended         Ended         Ended         Ended         Ended
                                      July 31, 2003 July 31, 2002 July 31, 2003 July 31, 2002 July 31, 2003 July 31, 2002
                                      ------------- ------------- ------------- ------------- ------------- -------------
From Investment Activities:
Operations:
  Net investment income.............. $ 10,358,499  $ 12,036,822  $  5,327,835  $  8,031,414   $ 2,219,397   $ 2,221,250
  Net realized gains (losses) from
   investment transactions...........    6,645,110     6,650,858        (4,227)      244,413       253,411       479,070
  Net change in unrealized
   appreciation (depreciation) from
   investments.......................   (3,022,403)      459,012    (1,315,978)    2,049,659      (554,183)    1,361,647
                                      ------------  ------------  ------------  ------------   -----------   -----------
Change in net assets resulting from
 operations..........................   13,981,206    19,146,692     4,007,630    10,325,486     1,918,625     4,061,967
                                      ------------  ------------  ------------  ------------   -----------   -----------
Distributions to Class A
 Shareholders:
  From net investment income.........     (289,985)     (338,116)     (327,809)     (446,431)      (88,244)      (46,594)
  From net realized gains............      (66,756)           --       (16,502)       (4,025)      (28,186)       (5,775)
Distributions to Class B
 Shareholders:
  From net investment income.........     (180,337)     (196,334)      (27,122)      (26,142)           --            --
  From net realized gains............      (52,356)           --        (1,896)         (339)           --            --
Distributions to Class Y
 Shareholders:
  From net investment income.........   (9,893,360)  (11,502,867)   (4,972,904)   (7,558,841)   (2,131,165)   (2,174,656)
  From net realized gains............   (2,192,141)           --      (225,728)      (71,682)     (675,526)     (287,909)
                                      ------------  ------------  ------------  ------------   -----------   -----------
Change in net assets from shareholder
 distributions.......................  (12,674,935)  (12,037,317)   (5,571,961)   (8,107,460)   (2,923,121)   (2,514,934)
                                      ------------  ------------  ------------  ------------   -----------   -----------
Change in net assets from share
 transactions........................   14,378,040   (15,450,255)   55,936,532    33,802,446    30,850,923    14,667,361
                                      ------------  ------------  ------------  ------------   -----------   -----------
Change in net assets.................   15,684,311    (8,340,880)   54,372,201    36,020,472    29,846,427    16,214,394
                                      ------------  ------------  ------------  ------------   -----------   -----------
Net Assets:
  Beginning of year..................  234,251,262   242,592,142   201,324,885   165,304,413    64,304,472    48,090,078
                                      ------------  ------------  ------------  ------------   -----------   -----------
  End of year........................ $249,935,573  $234,251,262  $255,697,086  $201,324,885   $94,150,899   $64,304,472
                                      ============  ============  ============  ============   ===========   ===========

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                                                                Tax-Free Short Intermediate
                                     Tax-Free Securities Fund         Securities Fund        International Stock Fund
                                    --------------------------  --------------------------  --------------------------
                                    For the Year  For the Year  For the Year  For the Year  For the Year  For the Year
                                        Ended         Ended         Ended         Ended         Ended         Ended
                                    July 31, 2003 July 31, 2002 July 31, 2003 July 31, 2002 July 31, 2003 July 31, 2002
                                    ------------- ------------- ------------- ------------- ------------- -------------
From Investment Activities:
Operations:
  Net investment income............ $ 18,441,351  $ 20,546,004   $ 1,471,343   $ 1,448,395   $   389,047  $      9,471
  Net realized gains (losses) from
   investment, option, and foreign
   currency transactions...........    1,612,128     4,529,744        72,749       241,161    (7,799,455)  (17,664,454)
  Net change in unrealized
   appreciation (depreciation)
   from investments and foreign
   currency........................   (2,831,954)    5,118,184      (105,000)      791,335     9,465,637     1,926,538
                                    ------------  ------------   -----------   -----------   -----------  ------------
Change in net assets resulting from
 operations........................   17,221,525    30,193,932     1,439,092     2,480,891     2,055,229   (15,728,445)
                                    ------------  ------------   -----------   -----------   -----------  ------------
Distributions to Class A
Shareholders:
  From net investment income.......     (473,346)     (424,975)      (54,650)      (53,718)           --            --
  From net realized gains..........      (67,655)      (97,187)      (10,753)           --            --            --
Distributions to Class B
Shareholders:
  From net investment income.......     (161,539)     (183,108)           --            --            --            --
  From net realized gains..........      (31,494)      (51,915)           --            --            --            --
Distributions to Class Y
Shareholders:
  From net investment income.......  (17,806,466)  (19,937,921)   (1,416,693)   (1,394,677)           --            --
  From net realized gains..........   (2,406,209)   (4,419,228)     (241,586)           --            --            --
                                    ------------  ------------   -----------   -----------   -----------  ------------
Change in net assets from
 shareholder distributions.........  (20,946,709)  (25,114,334)   (1,723,682)   (1,448,395)           --            --
                                    ------------  ------------   -----------   -----------   -----------  ------------
Change in net assets from share
 transactions......................  (45,601,269)  (18,981,984)   14,299,296     9,134,779     7,741,956   (14,347,900)
                                    ------------  ------------   -----------   -----------   -----------  ------------
Change in net assets...............  (49,326,453)  (13,902,386)   14,014,706    10,167,275     9,797,185   (30,076,345)
                                    ------------  ------------   -----------   -----------   -----------  ------------
Net Assets:
  Beginning of year................  462,955,606   476,857,992    51,755,879    41,588,604    52,171,261    82,247,606
                                    ------------  ------------   -----------   -----------   -----------  ------------
  End of year...................... $413,629,153  $462,955,606   $65,770,585   $51,755,879   $61,968,446  $ 52,171,261
                                    ============  ============   ===========   ===========   ===========  ============

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                                                                     Value Fund                Small Cap Fund
                                                             --------------------------  --------------------------
                                                             For the Year  For the Year  For the Year  For the Year
                                                                 Ended         Ended         Ended         Ended
                                                             July 31, 2003 July 31, 2002 July 31, 2003 July 31, 2002
                                                             ------------- ------------- ------------- -------------
From Investment Activities:
Operations:
  Net investment income..................................... $  2,641,503  $  1,654,462   $   104,354   $   338,718
  Net realized gains (losses) from investment transactions..  (13,768,327)  (29,928,320)     (126,637)    8,357,056
  Net change in unrealized appreciation (depreciation) from
   investments..............................................   27,939,859   (27,069,754)   15,810,277    (9,146,353)
                                                             ------------  ------------   -----------   -----------
Change in net assets resulting from operations..............   16,813,035   (55,343,612)   15,787,994      (450,579)
                                                             ------------  ------------   -----------   -----------
Distributions to Class A Shareholders:
  From net investment income................................      (20,330)      (10,639)       (2,625)       (2,859)
  From net realized gains...................................           --            --      (150,765)      (69,677)
Distributions to Class B Shareholders:
  From net investment income................................       (3,545)           --            --          (310)
  From net realized gains...................................           --            --      (242,247)      (82,711)
Distributions to Class Y Shareholders:
  From net investment income................................   (2,538,440)   (1,665,914)     (195,037)     (325,568)
  From net realized gains...................................           --            --    (7,348,094)   (5,158,310)
                                                             ------------  ------------   -----------   -----------
Change in net assets from shareholder distributions.........   (2,562,315)   (1,676,553)   (7,938,768)   (5,639,435)
                                                             ------------  ------------   -----------   -----------
Change in net assets from share transactions................   (2,253,114)   24,186,766    10,461,886    21,677,243
                                                             ------------  ------------   -----------   -----------
Change in net assets........................................   11,997,606   (32,833,399)   18,311,112    15,587,229
                                                             ------------  ------------   -----------   -----------
Net Assets:
  Beginning of year.........................................  202,320,197   235,153,596    71,279,681    55,692,452
                                                             ------------  ------------   -----------   -----------
  End of year............................................... $214,317,803  $202,320,197   $89,590,793   $71,279,681
                                                             ============  ============   ===========   ===========

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
Growth Stock Fund

                       Schedule of Portfolio Investments
                                 July 31, 2003


                       Security
 Shares               Description                Value
--------- ----------------------------------- ------------
Common Stocks (95.3%)
Advertising (1.1%)
   42,180 Omnicom Group, Inc................. $  3,116,258
                                              ------------
Aerospace/Defense (1.0%)
   53,000 Lockheed Martin Corp...............    2,774,020
                                              ------------
Beverages (3.5%)
   75,600 Anheuser-Busch Cos., Inc...........    3,917,592
  124,444 PepsiCo, Inc.......................    5,733,135
                                              ------------
                                                 9,650,727
                                              ------------
Business Equipment & Services (5.4%)
   44,410 Affiliated Computer Services, Inc.,
           Class A (b).......................    2,200,516
  215,560 BearingPoint, Inc. (b).............    2,371,160
  148,490 Concord EFS, Inc. (b)..............    2,020,949
  109,520 First Data Corp....................    4,135,475
   65,570 Fiserv, Inc. (b)...................    2,559,853
   47,287 Paychex, Inc.......................    1,538,246
                                              ------------
                                                14,826,199
                                              ------------
Computers & Peripherals (6.7%)
  534,704 Cisco Systems, Inc. (b)............   10,437,421
  104,020 Dell, Inc. (b).....................    3,503,394
  162,630 EMC Corp. (b)......................    1,730,383
   23,140 Lexmark International, Inc. (b)....    1,484,894
   26,150 SanDisk Corp. (b)..................    1,482,444
                                              ------------
                                                18,638,536
                                              ------------
Consumer Goods & Services (0.6%)
   37,340 Clorox Co. (The)...................    1,620,183
                                              ------------
Diversified Operations (0.8%)
   16,070 3M Co..............................    2,253,014
                                              ------------
Electrical Equipment (4.4%)
  430,093 General Electric Co................   12,231,845
                                              ------------
Electronic Components/Instruments (0.5%)
   62,030 Jabil Circuit, Inc. (b)............    1,429,792
                                              ------------
Electronics--Semiconductors (8.4%)
  222,740 Applied Materials, Inc. (b)........    4,343,430
  239,360 Intel Corp.........................    5,972,031
   51,070 International Rectifier Corp. (b)..    1,409,532
   34,730 KLA-Tencor Corp. (b)...............    1,793,805
  118,170 Micron Technology, Inc. (b)........    1,730,009
   32,370 QLogic Corp. (b)...................    1,364,396
  176,240 Skyworks Solutions, Inc. (b).......    1,499,802
  220,072 Taiwan Semiconductor
           Manufacturing Co., Ltd.,
           ADR (b)...........................    2,200,716
  148,580 Texas Instruments, Inc.............    2,803,705
                                              ------------
                                                23,117,426
                                              ------------
Entertainment (1.7%)
  109,740 Viacom, Inc., Class B (b)..........    4,775,885
                                              ------------
Financial Services (9.8%)
  114,220 Capital One Financial Corp.........    5,472,280
  156,000 Citigroup, Inc.....................    6,988,799
   75,690 Fannie Mae.........................    4,847,188
   38,340 Fifth Third Bancorp................    2,109,083
   48,370 Goldman Sachs Group, Inc...........    4,214,962

                          Security
 Shares                  Description                   Value
 ---------     ----------------------------------   ------------
Common Stocks, continued
Financial Services, continued
   70,750     Morgan Stanley....................... $  3,356,380
                                                    ------------
                                                      26,988,692
                                                    ------------
Food Distributors (0.7%)
   48,350     Performance Food Group Co. (b).......    1,826,663
                                                    ------------
Food Processing & Packaging (1.0%)
   89,010     Dean Foods Co. (b)...................    2,664,069
                                                    ------------
Health Care (4.8%)
   75,955     Cardinal Health, Inc.................    4,158,536
   48,300     First Health Group Corp. (b).........    1,247,106
   85,500     Lincare Holdings, Inc. (b)...........    3,112,200
   55,410     UnitedHealth Group, Inc..............    2,886,307
   23,690     WellPoint Health Networks,
               Inc. (b)............................    1,981,669
                                                    ------------
                                                      13,385,818
                                                    ------------
Insurance (3.4%)
  111,450     American International Group, Inc....    7,155,090
   45,140     Hartford Financial Services Group,
               Inc. (The)..........................    2,355,857
                                                    ------------
                                                       9,510,947
                                                    ------------
Media--Radio Broadcasting (0.8%)
   83,890     Hispanic Broadcasting Corp.,
               Class A (b).........................    2,196,240
                                                    ------------
Medical--Biotechnology (3.7%)
   87,250     Amgen, Inc. (b)......................    6,070,855
   47,690     Charles River Laboratories
               International, Inc. (b).............    1,772,160
   98,990     Pharmaceutical Product
               Development, Inc. (b)...............    2,479,700
                                                    ------------
                                                      10,322,715
                                                    ------------
Medical Instruments (2.3%)
   89,990     Medtronic, Inc.......................    4,634,485
   35,010     Zimmer Holdings, Inc. (b)............    1,673,828
                                                    ------------
                                                       6,308,313
                                                    ------------
Medical Services (2.4%)
   48,550     Express Scripts, Inc. (b)............    3,204,300
   59,280     Quest Diagnostics, Inc. (b)..........    3,542,573
                                                    ------------
                                                       6,746,873
                                                    ------------
Medical Supplies (0.8%)
   41,690     Patterson Dental Co. (b).............    2,230,415
                                                    ------------
Oil & Gas--Exploration & Production Services (0.8%)
   68,700     National-Oilwell, Inc. (b)...........    1,264,080
   23,110     Weatherford International Ltd. (b)...      838,200
                                                    ------------
                                                       2,102,280
                                                    ------------
Packaging & Containers (0.4%)
   49,300     Pactiv Corp. (b).....................      973,675
                                                    ------------
Pharmaceuticals (8.7%)
   58,920     Abbott Laboratories..................    2,312,610
   32,820     AmerisourceBergen Corp...............    2,070,614
   35,390     Biovail Corp. (b)....................    1,358,622
   81,950     Johnson & Johnson....................    4,244,191
   55,540     Lilly (Eli) & Co.....................    3,656,754

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
Growth Stock Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 2003

                     Security
 Shares             Description              Value
--------- ------------------------------- ------------
Common Stocks, continued
Pharmaceuticals, continued
  312,544 Pfizer, Inc.................... $ 10,426,467
                                          ------------
                                            24,069,258
                                          ------------
Publishing (0.9%)
   42,280 McGraw-Hill Cos., Inc. (The)...    2,569,778
                                          ------------
Restaurants (1.7%)
   39,100 Brinker International, Inc. (b)    1,368,500
  119,090 Starbucks Corp. (b)............    3,254,730
                                          ------------
                                             4,623,230
                                          ------------
Retail (10.1%)
   26,290 AutoZone, Inc. (b).............    2,188,905
   83,550 Bed Bath & Beyond, Inc. (b)....    3,232,550
   72,030 Kohl's Corp. (b)...............    4,274,981
  122,410 Lowe's Cos., Inc...............    5,821,819
  157,040 Wal-Mart Stores, Inc...........    8,780,105
  107,790 Walgreen Co....................    3,225,077
                                          ------------
                                            27,523,437
                                          ------------
Retail--Food Chain (0.5%)
   25,760 Whole Foods Market, Inc. (b)...    1,313,142
                                          ------------
Software & Computer Services (6.8%)
   37,110 Mercury Interactive Corp. (b)..    1,460,650
  375,870 Microsoft Corp.................    9,922,968
  317,960 Oracle Corp. (b)...............    3,815,520
  118,863 VERITAS Software Corp. (b).....    3,660,980
                                          ------------
                                            18,860,118
                                          ------------

                        Security
 Shares                Description                 Value
  ---------       --------------------------    ------------
Common Stocks, continued
Telecommunications--Services & Equipment (0.4%)
   32,140       QUALCOMM, Inc.................. $  1,203,964
                                                ------------
Transportation (0.9%)
   37,500       FedEx Corp.....................    2,414,625
                                                ------------
Utilities--Telecommunications (0.3%)
   21,980       Verizon Communications.........      766,223
                                                ------------
  Total Common Stocks (Cost $261,386,693)        263,034,360
                                                ------------
Depositary Receipts (3.9%)
  220,000       Nasdaq 100 Share Index (b).....    7,002,600
   39,150       S&P 500 Depositary Receipt.....    3,891,119
                                                ------------
  Total Depositary Receipts (Cost $9,312,423)     10,893,719
                                                ------------
Investment Company (0.7%)
1,871,380       LEADER Money Market Fund,
                 Institutional Shares..........    1,871,380
                                                ------------
  Total Investment Company (Cost $1,871,380)       1,871,380
                                                ------------
  Total Investments (Cost $272,570,496)
   (a)--99.9%                                    275,799,459
  Other assets in excess of liabilities--0.1%        371,378
                                                ------------
  Net Assets--100.0%                            $276,170,837
                                                ============

--------
(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation.... $ 31,344,667
Unrealized depreciation....  (28,115,704)
                            ------------
Net unrealized appreciation $  3,228,963
                            ============

   Aggregate cost for federal income tax purposes is substantially the same.

(b) Non-income producing security.
ADR--American Depositary Receipt

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
Growth and Income Fund

                       Schedule of Portfolio Investments
                                 July 31, 2003

                    Security
Shares             Description                 Value
------- ---------------------------------- -------------
Common Stocks (96.5%)
Aerospace/Defense (0.6%)
 16,070 Alliant Techsystems, Inc. (b)..... $     882,243
                                           -------------
Banks (3.5%)
 34,760 Bank of America Corp..............     2,870,133
108,590 MBNA Corp.........................     2,420,471
                                           -------------
                                               5,290,604
                                           -------------
Beverages (3.6%)
 37,640 Anheuser-Busch Cos., Inc..........     1,950,504
 33,750 Coca-Cola Co. (The)...............     1,517,738
 41,515 PepsiCo, Inc......................     1,912,596
                                           -------------
                                               5,380,838
                                           -------------
Business Equipment & Services (1.3%)
 24,740 Deluxe Corp.......................     1,098,456
 25,995 Paychex, Inc......................       845,617
                                           -------------
                                               1,944,073
                                           -------------
Chemicals (1.0%)
 32,740 E.I. du Pont de Nemours & Co......     1,438,596
                                           -------------
Computers & Peripherals (6.6%)
144,510 Cisco Systems, Inc. (b)...........     2,820,835
 54,330 Dell, Inc. (b)....................     1,829,834
148,570 EMC Corp. (b).....................     1,580,785
 83,700 Hewlett-Packard Co................     1,771,929
 24,590 International Business Machines
         Corp.............................     1,997,938
                                           -------------
                                              10,001,321
                                           -------------
Consumer Goods & Services (1.5%)
 25,120 Procter & Gamble Co...............     2,207,294
                                           -------------
Data Processing (1.0%)
 39,930 DST Systems, Inc. (b).............     1,467,827
                                           -------------
Diversified Operations (3.2%)
 10,560 3M Co.............................     1,480,512
 45,930 Honeywell International, Inc......     1,298,900
 27,130 United Technologies Corp..........     2,040,990
                                           -------------
                                               4,820,402
                                           -------------
Electrical Equipment (4.5%)
239,560 General Electric Co...............     6,813,086
                                           -------------
Electronic Components/Instruments (2.1%)
152,740 Flextronics International Ltd. (b)     1,680,140
110,090 Vishay Intertechnology, Inc. (b)..     1,464,197
                                           -------------
                                               3,144,337
                                           -------------
Electronics--Semiconductors (4.4%)
 74,980 Applied Materials, Inc. (b).......     1,462,110
128,280 Intel Corp........................     3,200,586
 38,340 Teradyne, Inc. (b)................       630,693
 74,674 Texas Instruments, Inc............     1,409,098
                                           -------------
                                               6,702,487
                                           -------------
Entertainment (1.9%)
 64,590 Viacom, Inc., Class B (b).........     2,810,957
                                           -------------
Financial Services (8.4%)
 72,380 American Express Co...............     3,197,025
 78,710 Citigroup, Inc....................     3,526,208

                    Security
Shares             Description                 Value
------- ---------------------------------- -------------
Common Stocks, continued
Financial Services, continued
 17,000 Fannie Mae........................ $   1,088,680
 28,980 Fifth Third Bancorp...............     1,594,190
 42,905 J.P. Morgan Chase & Co............     1,503,820
 39,130 Morgan Stanley....................     1,856,327
                                           -------------
                                              12,766,250
                                           -------------
Food Distributors (0.9%)
 46,580 SYSCO Corp........................     1,403,455
                                           -------------
Health Care (1.6%)
 27,270 AdvancePCS (b)....................     1,033,260
 19,030 Anthem, Inc. (b)..................     1,436,956
                                           -------------
                                               2,470,216
                                           -------------
Insurance (5.5%)
 77,585 American International Group, Inc.     4,980,957
 68,540 Marsh & McLennan Cos., Inc........     3,400,955
                                           -------------
                                               8,381,912
                                           -------------
Insurance--Life & Health (0.7%)
 31,020 AFLAC, Inc........................       995,122
                                           -------------
Media--Cable TV (1.6%)
 80,750 Comcast Corp., Class A (b)........     2,448,340
                                           -------------
Medical--Biotechnology (1.8%)
 39,440 Amgen, Inc. (b)...................     2,744,235
                                           -------------
Medical Instruments (2.2%)
 37,490 Medtronic, Inc....................     1,930,735
 30,290 Zimmer Holdings, Inc. (b).........     1,448,165
                                           -------------
                                               3,378,900
                                           -------------
Metal & Mineral Production (0.6%)
 34,030 Alcoa, Inc........................       945,013
                                           -------------
Motorcycle Manufacturing (0.6%)
 18,240 Harley-Davidson, Inc..............       855,091
                                           -------------
Oil & Gas--Exploration & Production Services (5.4%)
 23,180 ChevronTexaco Corp................     1,671,510
 13,798 Devon Energy Corp.................       653,611
121,180 Exxon Mobil Corp..................     4,311,584
 32,470 Marathon Oil Corp.................       835,778
 16,110 Schlumberger Ltd..................       726,078
                                           -------------
                                               8,198,561
                                           -------------
Pharmaceuticals (7.0%)
 21,000 AmerisourceBergen Corp............     1,324,890
 51,616 Johnson & Johnson.................     2,673,193
 24,140 Lilly (Eli) & Co..................     1,589,378
149,648 Pfizer, Inc.......................     4,992,257
                                           -------------
                                              10,579,718
                                           -------------
Real Estate (2.8%)
 30,490 Healthcare Realty Trust, Inc......       999,767
 35,690 iStar Financial, Inc..............     1,293,763
 46,660 Simon Property Group, Inc.........     1,976,051
                                           -------------
                                               4,269,581
                                           -------------

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
Growth and Income Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 2003

                     Security
Shares              Description                  Value
------- ------------------------------------ -------------
Common Stocks, continued
Restaurants (1.3%)
 23,610 Applebee's International, Inc....... $     753,159
 45,976 Starbucks Corp. (b).................     1,256,524
                                             -------------
                                                 2,009,683
                                             -------------
Retail (9.9%)
 37,040 Best Buy Co., Inc. (b)..............     1,616,796
 45,430 Chico's FAS, Inc. (b)...............     1,233,425
 51,390 Costco Wholesale Corp. (b)..........     1,904,000
 57,190 Home Depot, Inc. (The)..............     1,784,328
 40,120 Hot Topic, Inc. (b).................     1,159,468
 36,195 Kohl's Corp. (b)....................     2,148,173
 87,380 Wal-Mart Stores, Inc................     4,885,415
                                             -------------
                                                14,731,605
                                             -------------
Savings & Loans (0.7%)
 26,810 Washington Mutual, Inc..............     1,058,459
                                             -------------
Software & Computer Services (4.7%)
204,310 Microsoft Corp......................     5,393,784
146,990 Oracle Corp. (b)....................     1,763,880
                                             -------------
                                                 7,157,664
                                             -------------
Transportation (1.3%)
 30,370 United Parcel Service, Inc., Class B     1,915,740
                                             -------------

                       Security
 Shares               Description                Value
 ---------      --------------------------   -------------
Common Stocks, continued
Utilities--Electric (0.6%)
   15,230      Dominion Resources, Inc...... $     915,323
                                             -------------
Utilities--Telecommunications (3.7%)
   39,380      ALLTEL Corp..................     1,842,590
  108,066      Verizon Communications.......     3,767,181
                                             -------------
                                                 5,609,771
                                             -------------
  Total Common Stocks (Cost $144,969,494)      145,738,704
                                             -------------
Depositary Receipt (1.1%)
   16,600      S&P 500 Depositary Receipt...     1,649,874
                                             -------------
  Total Depositary Receipt (Cost $1,630,968)     1,649,874
                                             -------------
Investment Company (2.4%)
3,696,487      LEADER Money Market Fund,
                Institutional Shares........     3,696,487
                                             -------------
  Total Investment Company (Cost $3,696,487)     3,696,487
                                             -------------
  Total Investments (Cost $150,296,949)
   (a)--100.0%                                 151,085,065
  Liabilities in excess of other assets--0.0%        (3,000
                                             -------------
  Net Assets--100.0%                         $ 151,082,065
                                             =============

--------
(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation.... $ 17,170,756
Unrealized depreciation....  (16,382,640)
                            ------------
Net unrealized appreciation $    788,116
                            ============

   Aggregate cost for federal income tax purposes is substantially the same.

(b) Non-income producing security.

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
New Asia Growth Fund

                       Schedule of Portfolio Investments
                                 July 31, 2003

                          Security
 Shares                  Description                   Value
---------   --------------------------------------  ------------
Common Stocks (98.3%)
China (10.1%)
Automotive (1.2%)
  592,000   Denway Motors Ltd...................... $    316,902
                                                    ------------
Commercial Services (2.9%)
1,080,000   Anhui Expressway Co., Ltd., Class H....      301,183
  944,100   Zhejiang Expressway Co., Ltd., Class H.      444,860
                                                    ------------
                                                         746,043
                                                    ------------
Containers & Packaging (0.9%)
  208,000   Cosco Pacific Ltd......................      220,021
                                                    ------------
Oil & Gas--Exploration & Production Services (1.6%)
  235,000   CNOOC Ltd..............................      405,263
                                                    ------------
Real Estate (1.0%)
  270,000   China Resources Enterprise Ltd.........      244,062
                                                    ------------
Telecommunications (1.4%)
  144,000   China Mobile Ltd.......................      370,189
                                                    ------------
Utilities--Electric (1.1%)
  210,000   Huaneng Power International, Inc.,
             Class H...............................      284,066
                                                    ------------
                                                       2,586,546
                                                    ------------
Hong Kong (19.8%)
Apparel/Textile (4.5%)
  258,500   Esprit Holdings Ltd....................      662,884
  304,000   Texwinca Holdings Ltd..................      243,613
   88,500   Yue Yuen Industrial Holdings Ltd.......      257,015
                                                    ------------
                                                       1,163,512
                                                    ------------
Banks (2.2%)
   45,746   HSBC Holdings PLC......................      561,615
                                                    ------------
Chemicals (1.2%)
  350,000   Kingboard Chemical Holdings Ltd........      302,914
                                                    ------------
Diversified--Conglomerates/Holding Cos. (2.1%)
   44,300   Hutchison Whampoa Ltd..................      289,682
   52,000   Swire Pacific Ltd., Class A............      240,023
                                                    ------------
                                                         529,705
                                                    ------------
Electronic Components/Instruments (1.2%)
  164,000   Techtronic Industries Co., Ltd.........      301,747
                                                    ------------
Financial Services (1.0%)
   54,400   Dah Sing Financial Group...............      268,539
                                                    ------------
Metals (0.4%)
  216,000   Lung Kee (Bermuda) Holdings Ltd........       96,932
                                                    ------------
Real Estate (3.6%)
   36,000   Cheung Kong Holdings Ltd...............      236,561
  397,000   Hang Lung Group Ltd....................      366,497
   55,000   Sun Hung Kai Properties Ltd............      326,506
                                                    ------------
                                                         929,564
                                                    ------------
Retail (1.1%)
  824,000   Giordano International Ltd.............      290,541
                                                    ------------
Transportation (0.2%)
   12,200   Kowloon Motor Bus Holdings Ltd.........       55,218
                                                    ------------
Utilities--Electric (2.3%)
  134,000   CLP Holdings Ltd.......................      589,313
                                                    ------------
                                                       5,089,600
                                                    ------------

                       Security
 Shares               Description                Value
--------- ----------------------------------- ------------
Common Stocks, continued
India (0.7%)
Metals (0.7%)
    9,140 Hindalco Industries Ltd., GDR (c).. $    167,719
                                              ------------
Malaysia (6.5%)
Agricultural Operations (1.3%)
  211,400 IOI Corp. Berhad...................      328,226
                                              ------------
Banks (1.5%)
  576,773 Public Bank Berhad, Local Shares...      332,404
   58,250 Public Bank Berhad.................       39,702
                                              ------------
                                                   372,106
                                              ------------
Building & Construction (0.5%)
   77,000 Gamuda Berhad......................      130,697
                                              ------------
Diversified--Conglomerates/Holding Cos. (1.3%)
   81,000 Genting Berhad.....................      330,395
                                              ------------
Leisure (0.9%)
   89,000 Tanjong PLC........................      233,039
                                              ------------
Telecommunications (1.0%)
  170,000 Maxis Communications Berhad........      268,421
                                              ------------
                                                 1,662,884
                                              ------------
Philippines (0.9%)
Real Estate (0.9%)
1,881,310 Ayala Land, Inc....................      219,996
                                              ------------
Singapore (9.1%)
Banks (4.1%)
   45,000 Oversea-Chinese Banking Corp., Ltd.      273,875
  104,000 United Overseas Bank Ltd...........      780,844
                                              ------------
                                                 1,054,719
                                              ------------
Beverages (0.8%)
   36,000 Fraser & Neave Ltd.................      198,624
                                              ------------
Consumer Goods & Services (0.6%)
  388,000 Singapore Post Ltd. (b)............      155,588
                                              ------------
Electronic Components/Instruments (0.8%)
   20,000 Venture Manufacturing Ltd..........      203,629
                                              ------------
Health Care (0.7%)
  353,000 Parkway Holdings Ltd...............      167,655
                                              ------------
Publishing (1.1%)
   25,500 Singapore Press Holdings Ltd.......      274,131
                                              ------------
Telecommunications (1.0%)
  319,000 MobileOne Ltd......................      268,540
                                              ------------
                                                 2,322,886
                                              ------------
South Korea (28.4%)
Automotive (1.0%)
    8,440 Hyundai Motor Co., Ltd.............      251,663
                                              ------------
Automotive Parts (1.0%)
    9,100 Hyundai Mobis......................      261,707
                                              ------------
Banks (3.5%)
   21,289 Kookmin Bank.......................      698,813
   27,840 Koram Bank.........................      201,165
                                              ------------
                                                   899,978
                                              ------------

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
New Asia Growth Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 2003

                     Security
Shares              Description                 Value
------- ------------------------------------ ------------
Common Stocks, continued
South Korea, continued
Business Equipment & Services (0.9%)
  4,030 Sindo Ricoh Co., Ltd................ $    231,798
                                             ------------
Electronic Components/Instruments (12.9%)
 10,520 Fine DNC Co., Ltd...................      176,884
  3,600 Hankuk Electric Glass Co., Ltd......      219,568
  4,180 KH Vatec Co., Ltd...................      174,565
  7,070 Samsung Electronics Co., Ltd........    2,491,419
  2,850 Samsung SDI Co., Ltd................      264,358
                                             ------------
                                                3,326,794
                                             ------------
Electronics--Semiconductors (1.0%)
 37,134 Osung LST Co., Ltd. (b).............      263,917
                                             ------------
Financial Services (1.0%)
 19,290 Korea Exchange Bank Credit Services
         Co., Ltd...........................      119,776
 10,530 Shinhan Financial Group Co., Ltd....      132,461
                                             ------------
                                                  252,237
                                             ------------
Insurance (0.8%)
  4,010 Samsung Fire & Marine Insurance Co.,
         Ltd................................      200,075
                                             ------------
Retail (1.0%)
  1,370 Shinsegae Co., Ltd..................      250,093
                                             ------------
Steel (1.7%)
  3,710 POSCO...............................      446,269
                                             ------------
Telecommunication Equipment (1.1%)
 11,940 You Eal Electronics Co., Ltd........      289,776
                                             ------------
Telecommunications (2.5%)
  9,720 Korea Telecom Corp..................      364,757
  1,520 SK Telecom Co., Ltd.................      263,956
                                             ------------
                                                  628,713
                                             ------------
                                                7,303,020
                                             ------------
Taiwan (18.7%)
Automotive Parts (0.9%)
 97,000 Fine Blanking & Tool Co., Ltd.......      239,579
                                             ------------
Chemicals (1.1%)
216,480 Formosa Plastic Corp................      293,760
                                             ------------
Computers & Peripherals (6.0%)
 73,000 Asustek Computer, Inc...............      237,574
 36,600 Benq Corp...........................       45,837
471,000 Chi Mei Optoelectronics Corp. (b)...      465,327
144,400 Chicony Electronics Co., Ltd........      253,852

                       Security
 Shares               Description                 Value
---------  ----------------------------------  ------------
Common Stocks, continued
Taiwan, continued
Computers & Peripherals, continued
  117,000  Gigabyte Technology Co., Ltd....... $    290,677
  104,500  Quanta Computer, Inc...............      245,957
                                               ------------
                                                  1,539,224
                                               ------------
Electronics--Semiconductors (8.5%)
  483,000  Advanced Semiconductor
            Engineering, Inc. (b).............      336,835
   48,000  MediaTek, Inc......................      573,248
   34,310  Nanya Technology Corp. (b).........       25,522
  376,950  Powertech Technology, Inc. (b).....      372,410
  509,155  Taiwan Semiconductor Manufacturing
            Co., Ltd. (b).....................      872,893
                                               ------------
                                                  2,180,908
                                               ------------
Telecommunication Equipment (2.2%)
  254,400  Zinwell Corp.......................      286,819
  116,000  Zyxel Communications Corp. (b).....      267,968
                                               ------------
                                                    554,787
                                               ------------
                                                  4,808,258
                                               ------------
Thailand (4.1%)
Banks (1.4%)
  351,500  Kasikornbank Public Co., Ltd. (b)..      368,414
                                               ------------
Building Materials (1.1%)
   75,100  Siam Cement Public Co., Ltd........      293,387
                                               ------------
Real Estate (1.6%)
1,820,700  Land & Houses Public Co., Ltd.,
            NVDR..............................      377,325
                                               ------------
                                                  1,039,126
                                               ------------
  Total Common Stocks (Cost $22,525,571)         25,200,035
                                               ------------
Equity Linked Notes (1.4%)
India (1.4%)
Metals (0.6%)
   35,000  Tata Iron & Steel Co., Ltd. (b)....      157,500
                                               ------------
Pharmaceuticals (0.8%)
   11,410  Ranbaxy Laboratories Ltd. (b)......      202,642
                                               ------------
  Total Equity Linked Notes (Cost $323,162)         360,142
                                               ------------
  Total Investments (Cost $22,848,733)
   (a)--99.7%                                    25,560,177
  Other assets in excess of liabilities--0.3%        64,650
                                               ------------
  Net Assets--100.0%                           $ 25,624,827
                                               ============

--------
(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation.... $3,582,492
Unrealized depreciation....   (871,048)
                            ----------
Net unrealized appreciation $2,711,444
                            ==========

   Aggregate cost for federal income tax purposes is substantially the same.
(b) Non-income producing security.
(c) A portion of this security is restricted as to resale as of July 31, 2003.
GDR--Global Depositary Receipt
NVDR--Non-Voting Depositary Receipt
PLC--Public Limited Company

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
Diversified Fixed Income Fund

                       Schedule of Portfolio Investments
                                 July 31, 2003

 Principal               Security
  Amount                Description                 Value
----------- ----------------------------------- -------------
Corporate Bonds (44.6%)
Banks--Domestic (4.0%)
$ 2,975,000 Bank of New York Co., Inc.,
             Series E, 2.20%, 5/12/06, MTN..... $   2,955,294
  1,750,000 Mercantile Safe Deposit & Trust,
             5.70%, 11/15/11...................     1,792,231
  1,350,000 U.S. Bancorp, 5.10%, 7/15/07.......     1,436,681
  4,000,000 Wells Fargo Co., 3.12%, 8/15/08....     3,871,783
                                                -------------
                                                   10,055,989
                                                -------------
Consumer Goods & Services (3.2%)
  1,145,000 Colgate-Palmolive Co., Series B,
             7.60%, 5/19/25, MTN...............     1,358,256
  3,765,000 Estee Lauder Cos., Inc.,
             6.00%, 1/15/12....................     4,000,855
  2,200,000 Procter & Gamble Co.,
             8.50%, 8/10/09....................     2,686,750
                                                -------------
                                                    8,045,861
                                                -------------
Electrical Equipment (1.2%)
  3,000,000 General Electric Co.,
             5.00%, 2/1/13.....................     2,940,972
                                                -------------
Financial Services (9.4%)
  2,000,000 General Electric Capital Corp.,
             5.00%, 2/15/07, MTN...............     2,122,822
  3,000,000 General Electric Capital Corp.,
             8.63%, 6/15/08....................     3,610,290
  2,000,000 General Motors Acceptance Corp.,
             4.50%, 7/15/06....................     2,005,000
  5,000,000 Goldman Sachs Group, Inc.,
             6.88%, 1/15/11....................     5,581,400
  2,500,000 Morgan Stanley Dean Witter &
             Co., 5.80%, 4/1/07................     2,701,565
  4,230,000 Pitney Bowes Credit Corp.,
             5.75%, 8/15/08....................     4,597,553
  3,000,000 US Central Credit Union,
             2.75%, 5/30/08....................     2,868,750
                                                -------------
                                                   23,487,380
                                                -------------
Food Distributors (1.3%)
    448,000 Ralston Purina Co.,
             7.88%, 6/15/25....................       544,267
  2,495,000 SYSCO Corp., 7.25%, 4/15/07........     2,806,875
                                                -------------
                                                    3,351,142
                                                -------------
Foreign Agency (1.2%)
  3,000,000 Province of Ontario, 3.28%, 3/28/08     2,962,500
                                                -------------
Oil & Gas--Exploration & Production Services (7.5%)
    800,000 Amoco Argentina, 6.63%, 9/15/05....       876,000
  5,000,000 Amoco Co., 6.50%, 8/1/07...........     5,550,000
  5,000,000 British Transco Finance,
             6.63%, 6/1/18.....................     5,231,250
  2,056,000 ChevronTexaco Corp.,
             8.11%, 12/1/04, Chevron Corp.
             Guaranteed........................     2,163,940
  4,477,000 Rowan Cos., Inc., Title XI Shipping
             Bonds, 5.88%, 3/15/12, U.S.
             Government Guaranteed.............     4,889,685
                                                -------------
                                                   18,710,875
                                                -------------

 Principal              Security
  Amount               Description                Value
----------- --------------------------------- -------------
Corporate Bonds, continued
Pharmaceuticals (2.2%)
$ 5,000,000 Zeneca Wilmington, Inc.,
             7.00%, 11/15/23................. $   5,559,415
                                              -------------
Restaurants (1.1%)
  1,400,000 McDonald's Corp., 6.50%, 8/1/07..     1,540,000
  1,025,000 Wendy's International, Inc.,
             6.20%, 6/15/14..................     1,091,625
                                              -------------
                                                  2,631,625
                                              -------------
Retail (1.3%)
  2,500,000 Wal-Mart Stores, Inc.,
             8.85%, 1/2/15...................     3,196,400
                                              -------------
Sovereign Agency (2.1%)
  5,000,000 Export Development Corp.,
             4.55%, 6/30/05..................     5,253,685
                                              -------------
Supranational Agency (4.9%)
    920,000 African Development Bank,
             6.88%, 10/15/15.................     1,044,571
  3,000,000 Asian Development Bank,
             5.59%, 7/16/18..................     3,075,000
  2,000,000 European Investment Bank,
             4.88%, 9/6/06, MTN..............     2,119,460
  4,779,000 Inter-American Development Bank,
             8.50%, 3/15/11..................     6,006,070
                                              -------------
                                                 12,245,101
                                              -------------
Telecommunications (2.7%)
  4,075,000 GTE Southwest, Inc.,
             First Mortgage Bond,
             8.50%, 11/15/31.................     5,098,844
  1,380,000 Southwestern Bell Telephone Co.,
             7.00%, 7/1/15...................     1,580,100
                                              -------------
                                                  6,678,944
                                              -------------
Transportation (2.5%)
  5,509,594 FedEx Corp., Pass Thru
             Certificates, 7.50%, 1/15/18....     6,210,803
                                              -------------
  Total Corporate Bonds (Cost $106,167,868)     111,330,692
                                              -------------
Private Placements (4.8%)
Financial Services (0.9%)
  2,146,867 Alter Moneta Receivables LLC,
             2.56%, 3/15/11 (b)..............     2,147,958
                                              -------------
Insurance (1.8%)
  5,000,000 Monumental Global Funding II,
             2.80%, 7/15/08 (b)..............     4,756,250
                                              -------------
Minerals (0.9%)
  2,000,000 North Finance (Bermuda) Ltd.,
             7.00%, 9/15/05 (b)..............     2,153,052
                                              -------------
Tools & Accessories (1.2%)
  3,000,000 Stanley Works, 4.90%, 11/1/12 (b)     2,921,250
                                              -------------
  Total Private Placements (Cost $12,263,917)    11,978,510
                                              -------------
U.S. Government Agencies (28.7%)
Federal Home Loan Bank (8.4%)
  3,000,000 1.00%, 8/6/03....................     2,999,417
  5,000,000 6.50%, 11/15/05..................     5,479,941

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
Diversified Fixed Income Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 2003


 Principal             Security
  Amount              Description           Value
  -----------         ---------------   -------------
U.S. Government Agencies, continued
Federal Home Loan Bank, continued
$ 5,000,000         2.00%, 2/6/06...... $   5,000,325
  3,000,000         4.88%, 11/15/06....     3,190,845
  1,000,000         5.80%, 9/2/08......     1,098,002
  3,000,000         7.63%, 5/14/10.....     3,563,157
                                        -------------
                                           21,331,687
                                        -------------
Federal Home Loan Mortgage Corp. (8.1%)
    125,000         2.88%, 9/26/05.....       125,294
  1,250,000         2.00%, 5/19/06.....     1,245,325
  2,075,000         6.75%, 5/30/06.....     2,311,612
  5,000,000         4.50%, 7/23/07.....     5,171,760
  4,200,000         3.75%, 2/20/08.....     4,218,161
  6,675,000         6.25%, 3/5/12......     7,050,902
                                        -------------
                                           20,123,054
                                        -------------
Federal National Mortgage Assoc. (7.3%)
  3,000,000         2.10%, 9/30/05.....     2,998,434
  5,000,000         5.50%, 5/2/06......     5,368,470
  5,000,000         6.00%, 5/15/08.....     5,504,500
  1,000,000         6.88%, 9/10/12.....     1,090,183
  3,600,000         4.60%, 6/5/18......     3,260,743
                                        -------------
                                           18,222,330
                                        -------------
Housing & Urban Development (1.3%)
  2,950,000         6.41%, 8/1/14......     3,181,820
                                        -------------
Private Export Funding (1.7%)
    565,000         7.11%, 4/15/07.....       641,981
  3,100,000         6.67%, 9/15/09.....     3,510,750
                                        -------------
                                            4,152,731
                                        -------------
Small Business Administration Corp. (1.9%)
  4,514,715         6.34%, 8/1/11......     4,710,052
                                        -------------
  Total U.S. Government Agencies
   (Cost $68,883,605)                      71,721,674
                                        -------------

Shares or
Principal               Security
 Amount                Description                 Value
  ----------     ----------------------------   ------------
U.S. Treasury Bonds (6.4%)
$6,400,000     7.25%, 5/15/16.................. $  7,782,503
 2,850,000     7.88%, 2/15/21..................    3,676,055
 4,200,000     6.25%, 8/15/23..................    4,612,784
                                                ------------
  Total U.S. Treasury Bonds
   (Cost $15,571,187)                             16,071,342
                                                ------------
U.S. Treasury Notes (12.1%)
 4,300,000     7.25%, 8/15/04..................    4,565,895
 1,000,000     7.50%, 2/15/05..................    1,090,196
 5,415,000     6.50%, 5/15/05..................    5,874,641
 5,000,000     5.75%, 11/15/05.................    5,422,270
 3,000,000     6.63%, 5/15/07..................    3,409,455
 9,000,000     5.63%, 5/15/08..................    9,931,644
                                                ------------
  Total U.S. Treasury Notes (Cost $29,075,876)    30,294,101
                                                ------------
Investment Companies (2.2%)
 3,770,836     LEADER Money Market Fund,
                Institutional Shares...........    3,770,836
 1,649,507     LEADER Treasury Money Market
                Fund, Institutional Shares.....    1,649,507
                                                ------------
  Total Investment Companies (Cost $5,420,343)     5,420,343
                                                ------------
  Total Investments (Cost $237,382,796)
   (a)--98.8%                                    246,816,662
  Other assets in excess of liabilities--1.2%      3,118,911
                                                ------------
  Net Assets--100.0%                            $249,935,573
                                                ============

--------
(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation.... $11,561,128
Unrealized depreciation....  (2,127,262)
                            -----------
Net unrealized appreciation $ 9,433,866
                            ===========

   Aggregate cost for federal income tax purposes is substantially the same.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.

MTN--Medium Term Note

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
Ultra Short Government Fund

                       Schedule of Portfolio Investments
                                 July 31, 2003

 Principal
  Amount                    Security Description                     Value
------------ ---------------------------------------------------  ------------
U.S. Government Agencies (99.3%)
Federal Farm Credit Bank (49.2%)
$100,356,000 0.95%, 8/1/03....................................... $100,353,352
   5,000,000 1.41%, 8/5/03.......................................    4,999,488
      35,000 5.375%, 9/11/03.....................................       35,167
     500,000 6.40%, 10/20/03.....................................      505,625
   1,000,000 5.10%, 11/24/03.....................................    1,012,840
     750,000 5.10%, 6/7/04.......................................      774,569
   7,000,000 5.00%, 7/16/04......................................    7,245,000
   1,000,000 8.06%, 1/4/05.......................................    1,088,800
   2,000,000 3.875%, 2/1/05......................................    2,061,188
   3,000,000 1.75%, 4/8/05.......................................    2,993,871
   3,000,000 2.00%, 6/24/05......................................    3,000,114
   1,385,000 2.10%, 3/17/06......................................    1,371,081
     440,000 2.48%, 4/7/06.......................................      439,314
                                                                  ------------
                                                                   125,880,409
                                                                  ------------
Federal Home Loan Bank (40.6%)
  10,000,000 0.99%, 8/13/03......................................    9,996,424
   5,000,000 4.125%, 8/15/03.....................................    5,006,147
   1,270,000 5.575%, 9/2/03......................................    1,274,864
     250,000 5.60%, 9/2/03.......................................      250,963
   5,000,000 5.125%, 9/15/03.....................................    5,024,882
   3,500,000 6.375%, 11/14/03....................................    3,553,074
     800,000 5.40%, 11/20/03.....................................      810,489
   3,000,000 5.375%, 1/5/04......................................    3,055,251
   1,000,000 3.20%, 2/13/04......................................    1,011,110
   2,000,000 5.25%, 2/13/04......................................    2,043,960
     250,000 5.40%, 3/1/04.......................................      256,208
   2,000,000 1.41%, 3/8/04.......................................    2,000,148
   2,000,000 1.425%, 3/8/04......................................    2,000,144
   1,500,000 4.875%, 4/16/04.....................................    1,539,158
   9,000,000 4.875%, 5/14/04.....................................    9,258,659
   1,500,000 3.375%, 6/15/04.....................................    1,527,414
   8,000,000 4.75%, 6/28/04......................................    8,253,263
   1,000,000 2.25%, 8/13/04......................................    1,009,049
   2,500,000 4.625%, 8/13/04.....................................    2,584,375
   6,000,000 6.25%, 8/13/04......................................    6,300,000
     200,000 6.00%, 9/15/04......................................      210,202
   1,650,000 1.40%, 9/17/04......................................    1,649,477
   1,500,000 3.625%, 10/15/04....................................    1,538,139
   2,500,000 4.31%, 10/15/04.....................................    2,515,625
   1,435,000 3.375%, 11/15/04....................................    1,469,081
   1,000,000 4.125%, 11/15/04....................................    1,032,500
   1,500,000 4.125%, 1/14/05.....................................    1,550,832
     500,000 1.875%, 2/15/05.....................................      500,454

 Principal
  Amount                   Security Description                      Value
----------- ---------------------------------------------------  ------------
U.S. Government Agencies, continued
Federal Home Loan Bank, continued
$   240,000 4.375%, 2/15/05..................................... $    249,300
  1,000,000 2.01%, 2/25/05......................................    1,000,446
  2,000,000 2.02%, 2/28/05......................................    2,001,024
    500,000 4.00%, 4/25/05......................................      517,861
  2,090,000 7.25%, 5/13/05......................................    2,288,374
  1,500,000 6.955%, 7/15/05.....................................    1,646,250
  2,000,000 2.00%, 9/26/05......................................    1,994,230
  2,000,000 2.10%, 9/26/05......................................    1,997,908
    500,000 2.23%, 10/28/05.....................................      500,054
  1,000,000 3.05%, 11/14/05.....................................    1,000,000
    500,000 2.50%, 12/15/05.....................................      502,132
  1,000,000 1.83%, 12/30/05.....................................      987,784
  1,000,000 5.29%, 1/27/06......................................    1,069,160
  1,000,000 4.64%, 1/30/06......................................    1,015,435
    500,000 2.50%, 3/10/06......................................      499,984
    125,000 2.00%, 3/30/06......................................      123,336
  1,500,000 1.875%, 6/15/06.....................................    1,472,408
  2,000,000 1.90%, 7/7/06.......................................    1,956,352
  2,000,000 2.08%, 7/14/06......................................    1,965,552
  3,780,000 2.285%, 7/28/06.....................................    3,734,016
                                                                 ------------
                                                                  103,743,498
                                                                 ------------
Student Loan Marketing Assoc. (6.5%)
    850,000 2.95%, 1/2/04.......................................      856,375
 13,200,000 5.00%, 6/30/04......................................   13,678,500
  2,000,000 3.375%, 7/15/04.....................................    2,040,622
                                                                 ------------
                                                                   16,575,497
                                                                 ------------
Tennessee Valley Authority (3.0%)
  7,500,000 4.75%, 7/15/04......................................    7,725,000
                                                                 ------------
  Total U.S. Government Agencies
   (Cost $251,818,619)                                            253,924,404
                                                                 ------------
U.S. Treasury Notes (1.3%)
  2,000,000 3.00%, 1/31/04......................................    2,019,922
    399,000 1.25%, 5/31/05......................................      395,805
  1,000,000 2.00%, 5/15/06......................................      994,063
                                                                 ------------
  Total U.S. Treasury Notes (Cost $3,394,079)                       3,409,790
                                                                 ------------
  Total Investments (Cost $255,212,698)
   (a)--100.6%                                                    257,334,194
  Liabilities in excess of other assets--(0.6)%                    (1,637,108)
                                                                 ------------
  Net Assets--100.0%                                             $255,697,086
                                                                 ============

--------
(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation.... $2,285,269
Unrealized depreciation....   (163,773)
                            ----------
Net unrealized appreciation $2,121,496
                            ==========

   Aggregate cost for federal income tax purposes is substantially the same.

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
Short Intermediate U.S. Government Securities Fund

                       Schedule of Portfolio Investments
                                 July 31, 2003

Principal     Security
 Amount      Description       Value
---------- ---------------- -----------
U.S. Government Agencies (84.3%)
Federal Farm Credit Bank (25.8%)
$9,252,000 0.95%, 8/1/03... $ 9,251,755
 5,000,000 3.875%, 12/15/04   5,149,999
 2,000,000 3.875%, 2/1/05..   2,061,188
 1,000,000 5.75%, 2/9/05...   1,058,920
 1,000,000 1.75%, 4/8/05...     997,957
 2,000,000 2.125%, 8/15/05.   2,003,378
   500,000 5.10%, 11/9/05..     531,572
    10,000 6.50%, 11/22/05.      10,948
 1,000,000 5.50%, 6/15/06..   1,078,750
   250,000 6.30%, 8/8/07...     278,081
   200,000 6.52%, 9/24/07..     224,412
   500,000 3.625%, 11/19/07     501,024
   200,000 4.00%, 12/24/07.     201,750
 1,000,000 2.95%, 6/12/08..     968,722
                            -----------
                             24,318,456
                            -----------
Federal Home Loan Bank (55.4%)
   200,000 5.40%, 11/20/03.     202,622
 1,600,000 3.00%, 12/26/03.   1,612,590
 1,000,000 3.20%, 2/13/04..   1,011,110
 1,000,000 5.25%, 2/13/04..   1,021,980
 1,500,000 3.375%, 6/15/04.   1,527,414
 1,000,000 4.75%, 6/28/04..   1,031,658
 1,000,000 2.25%, 8/13/04..   1,009,049
   500,000 3.375%, 11/15/04     511,875
 3,000,000 4.125%, 11/15/04   3,097,500
   300,000 4.375%, 2/15/05.     311,625
 1,500,000 5.25%, 5/13/05..   1,589,435
   500,000 6.955%, 7/15/05.     548,750
 1,000,000 3.25%, 8/15/05..   1,024,043
 1,000,000 6.875%, 8/15/05.   1,098,181
    15,000 6.34%, 10/19/05.      16,364
   500,000 2.23%, 10/28/05.     500,054
   100,000 6.50%, 11/15/05.     109,599
   500,000 2.50%, 12/15/05.     502,132
 1,000,000 5.29%, 1/27/06..   1,069,160
 1,000,000 4.64%, 1/30/06..   1,015,435
 1,000,000 2.60%, 2/24/06..   1,001,954
   500,000 2.50%, 3/10/06..     499,984
 2,000,000 2.50%, 3/24/06..   1,998,772
 7,000,000 2.125%, 5/15/06.   6,912,499
 5,000,000 5.375%, 5/15/06.   5,373,089
   500,000 1.90%, 7/7/06...     489,088
 1,000,000 5.25%, 8/15/06..   1,075,000

Principal                  Security
 Amount                   Description             Value
   ----------              ----------------    -----------
U.S. Government Agencies, continued
Federal Home Loan Bank, continued
$  150,000              4.61%, 11/6/06........ $   158,250
 1,000,000              4.875%, 11/15/06......   1,063,615
 2,000,000              6.79%, 2/5/07.........   2,253,376
 3,000,000              4.875%, 2/15/07.......   3,185,649
   890,000              5.00%, 3/8/07.........     950,357
   365,000              6.995%, 4/2/07........     414,629
   500,000              4.875%, 5/15/07.......     530,864
 1,500,000              7.625%, 5/15/07.......   1,741,758
   210,000              7.325%, 5/30/07.......     241,287
   255,000              6.50%, 8/15/07........     285,609
   355,000              4.10%, 8/27/07........     355,783
 1,260,000              3.175%, 10/2/07.......   1,250,990
   425,000              3.45%, 11/5/07........     426,057
   500,000              4.25%, 11/7/07........     504,222
   225,000              3.50%, 11/15/07.......     225,844
 1,000,000              3.375%, 2/15/08.......     995,115
   250,000              3.50%, 4/15/08........     248,523
 1,000,000              6.185%, 5/6/08........   1,115,124
                                               -----------
                                                52,108,014
                                               -----------
Student Loan Marketing Assoc. (1.4%)
 1,000,000              3.375%, 7/15/04.......   1,020,311
   250,000              5.85%, 6/1/07.........     274,023
                                               -----------
                                                 1,294,334
                                               -----------
Tennessee Valley Authority (1.7%)
 1,500,000              6.375%, 6/15/05.......   1,621,875
                                               -----------
  Total U.S. Government Agencies
   (Cost $77,885,580)                           79,342,679
                                               -----------
U.S. Treasury Notes (14.8%)
   248,000              5.875%, 2/15/04.......     254,442
   493,000              6.00%, 8/15/04........     517,169
   300,000              6.50%, 5/15/05........     325,465
 2,200,000              6.50%, 8/15/05........   2,405,993
 1,500,000              7.00%, 7/15/06........   1,697,873
   200,000              3.00%, 11/15/07.......     199,516
 1,000,000              3.00%, 2/15/08........     992,383
 7,750,000              2.625%, 5/15/08.......   7,525,373
                                               -----------
  Total U.S. Treasury Notes (Cost $13,879,216)  13,918,214
                                               -----------
  Total Investments (Cost $91,764,796)
   (a)--99.1%                                   93,260,893
  Other assets in excess of liabilities--0.9%      890,006
                                               -----------
  Net Assets--100.0%                           $94,150,899
                                               ===========

--------
(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation.... $2,044,211
Unrealized depreciation....   (548,114)
                            ----------
Net unrealized appreciation $1,496,097
                            ==========

   Aggregate cost for federal income tax purposes is substantially the same.

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
Tax-Free Securities Fund

                       Schedule of Portfolio Investments
                                 July 31, 2003

 Principal              Security
  Amount               Description               Value
------------ ------------------------------- -------------
Alternative Minimum Tax Paper (14.9%)
Hawaii (14.9%)
$  3,000,000 Hawaii Airport System Revenue,
              5.63%, 7/1/18, Callable
              7/1/21 @ 100, FGIC............ $   3,132,990
  15,375,000 Hawaii Airport System Revenue,
              Second Series, 6.90%, 7/1/12,
              Escrowed to Maturity, MBIA....    18,241,976
   3,000,000 Hawaii Department of Budget &
              Finance Special Purpose
              Revenue, Hawaiian Electric
              Co., 5.70%, 7/1/20, Callable
              7/1/10 @ 101, AMBAC...........     3,145,560
  11,000,000 Hawaii Department of Budget &
              Finance Special Purpose
              Revenue, Hawaiian Electric
              Co., Series A, 6.60%, 1/1/25,
              Callable 1/1/05 @101, MBIA....    11,690,250
   5,000,000 Hawaii Department of Budget &
              Finance Special Purpose
              Revenue, Hawaiian Electric
              Co., Series A, 6.20%, 5/1/26,
              Callable 5/1/06 @ 101, MBIA...     5,449,650
   7,200,000 Hawaii Department of Budget &
              Finance Special Purpose
              Revenue, Hawaiian Electric
              Co., Series A, 5.65%, 10/1/27,
              Callable 10/1/12 @ 101,
              MBIA..........................     7,429,608
   2,650,000 Hawaii Harbor Capital
              Improvement Revenue, 6.10%,
              7/1/07, Callable 7/1/04 @102,
              FGIC..........................     2,792,809
   4,660,000 Hawaii Harbor Capital
              Improvement Revenue, 6.38%,
              7/1/24, Callable 7/1/04 @ 102,
              FGIC..........................     4,918,630
   1,500,000 Hawaii Harbor System Revenue,
              Series B, 5.50%, 7/1/19,
              Callable 7/1/12 @ 100,
              AMBAC.........................     1,541,355
   3,120,000 Hawaii Housing Finance &
              Development Corp., Single
              Family Mortgage Revenue,
              Series A, 6.00%, 7/1/26,
              Callable 7/1/04 @ 102,
              FNMA..........................     3,165,365
                                             -------------
  Total Alternative Minimum Tax Paper
   (Cost $55,913,666)                           61,508,193
                                             -------------
Commercial Paper (0.2%)
Hawaii (0.2%)
   1,000,000 Honolulu City & County GO,
              1.05%, Mandatory Put
              8/7/03 @ 100..................     1,000,000
                                             -------------
  Total Commercial Paper (Cost $1,000,000)       1,000,000
                                             -------------

 Principal               Security
  Amount                Description                Value
------------ --------------------------------- -------------
Municipal Bonds (82.8%)
Arizona (1.7%)
$  1,000,000 Maricopa School District No. 69
              Paradise Valley GO, 5.40%,
              7/1/12, Callable 7/1/05 @ 101,
              MBIA............................ $   1,071,500
   1,000,000 Mesa GO, 5.00%, 7/1/13, FGIC.....     1,101,220
   2,150,000 Phoenix Civic Improvement Corp.
              Revenue, 5.25%, 7/1/16,
              Callable 7/1/27 @ 100, MBIA.....     2,288,589
   2,510,000 Scottsdale GO, 5.38%, 7/1/16,
              Callable 7/1/11 @ 101...........     2,696,568
                                               -------------
                                                   7,157,877
                                               -------------
California (0.7%)
   2,745,000 San Francisco City & County
              Airport Community
              International Airport Revenue,
              Second Series, 5.63%, 5/1/21,
              Callable 5/1/06 @ 101, FGIC.....     2,946,236
                                               -------------
Colorado (0.6%)
     600,000 Adams & Arapahoe Counties
              School District No. 28 GO,
              Series C, 5.35%, 12/1/15,
              Callable 12/1/06 @ 102,
              FGIC............................       653,712
   2,000,000 Colorado Housing & Finance
              Authority Revenue, Class I,
              Series A-1, 0.88%*, 10/1/30,
              FHLB............................     2,000,000
                                               -------------
                                                   2,653,712
                                               -------------
Connecticut (1.2%)
   5,000,000 Connecticut State Health &
              Educational Facilities Authority
              Revenue, Series V-2,
              0.82%*, 7/1/36..................     5,000,000
                                               -------------
Florida (6.3%)
   3,000,000 Florida State Board of Education
              Capital Outlay GO, Series C,
              5.88%, 6/1/20, Callable 6/1/10
              @ 101, FGIC.....................     3,289,710
     700,000 Florida State Board of Education
              Capital Outlay GO, Series 99E,
              5.25%, 6/1/12, Callable
              6/1/11 @ 101....................       763,861
   5,000,000 Florida State Turnpike Authority
              Revenue, Department of
              Transportation, Series A,
              5.50%, 7/1/17, Callable
              7/1/05 @ 101, FGIC..............     5,444,700
   3,500,000 Florida State Turnpike Authority
              Revenue, Department of
              Transportation, Series A,
              5.75%, 7/1/17, Callable
              7/1/10 @ 101....................     3,843,980

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
Tax-Free Securities Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 2003

 Principal              Security
  Amount               Description                Value
------------ -------------------------------- -------------
Municipal Bonds, continued
Florida, continued
$  2,000,000 Miami-Dade County Expressway
              Authority Toll System Revenue,
              6.00%, 7/1/20, Prerefunded
              7/1/10 @ 101, FGIC............. $   2,320,040
   4,875,000 Orange County Public Service Tax
              Revenue, 6.00%, 10/1/24,
              Callable 10/1/05 @ 102,
              FGIC...........................     5,354,651
   3,725,000 Orlando Utilities Community
              Water & Electric Revenue,
              Series D, 6.75%, 10/1/17.......     4,526,173
                                              -------------
                                                 25,543,115
                                              -------------
Georgia (2.6%)
     390,000 Georgia Municipal Electric
              Authority Power Revenue,
              Series W, 6.60%, 1/1/18,
              Escrowed to Maturity, MBIA.....       476,112
   6,420,000 Georgia Municipal Electric
              Authority Power Revenue,
              Series W, 6.60%, 1/1/18,
              MBIA...........................     7,708,365
   2,330,000 Metropolitan Atlanta Rapid
              Transportation Authority Sales
              Tax Revenue, Series P,
              6.25%, 7/1/11, AMBAC...........     2,735,676
                                              -------------
                                                 10,920,153
                                              -------------
Hawaii (44.7%)
   1,000,000 Hawaii County GO, Series A,
              4.70%, 2/1/07, Callable
              2/1/06 @ 101.5, FGIC...........     1,068,880
   2,000,000 Hawaii County GO, Series A,
              5.50%, 5/1/08, FGIC............     2,223,920
   1,000,000 Hawaii County GO, Series A,
              4.90%, 2/1/09, Callable
              2/1/06 @ 101.5, FGIC...........     1,073,430
   1,810,000 Hawaii County GO, Series A,
              5.00%, 2/1/10, Callable
              2/1/06 @ 101.5, FGIC...........     1,927,704
   2,095,000 Hawaii County GO, Series A,
              5.10%, 2/1/13, Callable
              2/1/06 @ 101.5, FGIC...........     2,242,006
     605,000 Hawaii County GO, Series A,
              5.60%, 5/1/13, FGIC............       674,648
   1,065,000 Hawaii County GO, Series A,
              5.50%, 7/15/14, FGIC...........     1,170,499
   2,320,000 Hawaii County GO, Series A,
              5.20%, 2/1/15, Callable
              2/1/06 @ 101.5, FGIC...........     2,484,279
   1,340,000 Hawaii County GO, Series A,
              5.50%, 7/15/15, FGIC...........     1,460,386
   2,000,000 Hawaii County GO, Series A,
              5.50%, 5/15/16, Callable
              5/15/09 @ 101, FSA.............     2,164,880

 Principal               Security
  Amount                Description                Value
------------ --------------------------------- -------------
Municipal Bonds, continued
Hawaii, continued
$  3,000,000 Hawaii Department of Budget &
              Finance, Special Purpose
              Revenue, Hawaiian Electric
              Co., Series A, 4.95%, 4/1/12,
              MBIA............................ $   3,202,110
   2,000,000 Hawaii Department of Budget &
              Finance, Special Purpose
              Revenue, Hawaiian Electric
              Co., Series A, 5.50%, 12/1/14,
              Callable 12/1/09 @ 101,
              AMBAC...........................     2,175,720
   1,700,000 Hawaii Department of Budget &
              Finance, Special Purpose
              Revenue, Kapiolani Health Care
              System, 6.30%, 7/1/08, Callable
              8/31/03 @ 102, MBIA.............     1,737,400
   3,680,000 Hawaii Department of Budget &
              Finance, Special Purpose
              Revenue, Kapiolani Health Care
              System, 6.40%, 7/1/13, Callable
              8/31/03 @ 102, MBIA.............     3,761,107
   1,455,000 Hawaii Department of Budget &
              Finance, Special Purpose
              Revenue, Queens Health
              System, Series A, 5.88%,
              7/1/11, Callable 7/1/06 @ 102...     1,546,738
   3,245,000 Hawaii Department of Budget &
              Finance, Special Purpose
              Revenue, Queens Health
              System, Series A, 6.05%,
              7/1/16, Callable 7/1/06 @ 102...     3,387,131
   3,500,000 Hawaii Department of Budget &
              Finance, Special Purpose
              Revenue, Queens Health
              System, Series B, 5.25%, 7/1/23,
              Callable 7/1/08 @ 102, MBIA.....     3,526,005
   1,400,000 Hawaii Department of
              Transportation, Matson
              Terminal, Inc. Special Facility
              Revenue, 5.75%, 3/1/13,
              Callable 8/20/03 @ 102..........     1,420,062
   2,795,000 Hawaii Housing Finance &
              Development Corp., Single
              Family Mortgage Revenue,
              Series B, 5.70%, 7/1/13,
              Callable 7/1/04 @ 102, FNMA.....     2,880,779
   1,325,000 Hawaii Housing Finance &
              Development Corp., Single
              Family Mortgage Revenue,
              Series B, 6.90%, 7/1/16,
              Callable 1/1/04 @ 100, FNMA.....     1,338,078
   5,980,000 Hawaii Housing Finance &
              Development Corp., Single
              Family Mortgage Revenue,
              Series B, 5.85%, 7/1/17,
              Callable 7/1/04 @ 102,
              FNMA............................     6,117,180

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
Tax-Free Securities Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 2003

 Principal             Security
  Amount              Description               Value
------------ ------------------------------ -------------
Municipal Bonds, continued
Hawaii, continued
$  3,475,000 Hawaii Housing Finance &
              Development Corp., Single
              Family Mortgage Revenue,
              Series B, 7.00%, 7/1/31,
              Callable 1/1/04 @ 100,
              FNMA......................... $   3,509,715
   2,340,000 Hawaii Housing Finance &
              Development Corp., University
              of Hawaii Faculty Housing
              Project Revenue, 5.70%,
              10/1/25, Callable
              10/1/05 @ 101, AMBAC.........     2,485,174
   2,000,000 Hawaii State GO, Series BZ,
              6.00%, 10/1/12, FGIC.........     2,300,700
   1,350,000 Hawaii State GO, Series CH,
              4.75%, 11/1/11, MBIA.........     1,434,024
   1,335,000 Hawaii State GO, Series CH,
              4.75%, 11/1/13, MBIA.........     1,401,189
   3,000,000 Hawaii State GO, Series CM,
              6.50%, 12/1/13, FGIC.........     3,586,830
   1,500,000 Hawaii State GO, Series CN,
              6.25%, 3/1/08, FGIC..........     1,710,240
   4,000,000 Hawaii State GO, Series CN,
              5.25%, 3/1/13, Callable
              3/1/07 @ 102, FGIC...........     4,312,120
   2,000,000 Hawaii State GO, Series CN,
              5.50%, 3/1/14, Callable
              3/1/07 @ 102, FGIC...........     2,186,220
   4,975,000 Hawaii State GO, Series CN,
              5.25%, 3/1/15, Callable
              3/1/07 @ 102, FGIC...........     5,349,269
   5,255,000 Hawaii State GO, Series CP,
              5.00%, 10/1/12, Callable
              10/1/07 @ 101, FGIC..........     5,630,048
   5,300,000 Hawaii State GO, Series CP,
              5.00%, 10/1/13, Callable
              10/1/07 @ 101, FGIC..........     5,652,767
   4,310,000 Hawaii State GO, Series CP,
              5.00%, 10/1/15, Callable
              10/1/07 @ 101, FGIC..........     4,588,254
   3,000,000 Hawaii State GO, Series CP,
              5.00%, 10/1/16, Callable
              10/1/07 @ 101, FGIC..........     3,171,000
   2,050,000 Hawaii State GO, Series CP,
              5.00%, 10/1/17, Callable
              10/1/07 @ 101, FGIC..........     2,151,475
   3,150,000 Hawaii State GO, Series CR,
              5.00%, 4/1/16, Callable
              4/1/08 @ 101, MBIA...........     3,318,242
   5,500,000 Hawaii State GO, Series CR,
              5.00%, 4/1/17, Callable
              4/1/08 @ 101, MBIA...........     5,738,809
   1,000,000 Hawaii State GO, Series CR,
              4.75%, 4/1/18, Callable
              4/1/08 @ 101, MBIA...........     1,018,220
   2,200,000 Hawaii State GO, Series CS,
              5.00%, 4/1/08, MBIA..........     2,394,766

 Principal             Security
  Amount              Description               Value
------------ ------------------------------ -------------
Municipal Bonds, continued
Hawaii, continued
$  2,000,000 Hawaii State GO, Series CT,
              5.88%, 9/1/16, Prerefunded
              9/1/09 @ 101, FSA............ $   2,320,380
   2,000,000 Hawaii State GO, Series CT,
              5.88%, 9/1/17, Prerefunded
              9/1/09 @ 101, FSA............     2,320,380
   1,000,000 Hawaii State GO, Series CU,
              5.50%, 10/1/17, MBIA.........     1,125,580
   4,000,000 Hawaii State GO, Series CV,
              5.00%, 8/1/20, Callable
              8/1/11 @ 100, FGIC...........     4,047,240
   3,000,000 Hawaii State GO, Series CV,
              5.25%, 8/1/21, Callable
              8/1/11 @ 100, FGIC...........     3,070,710
   1,000,000 Hawaii State Highway Revenue,
              5.25%, 7/1/14, Callable
              7/1/08 @ 101, FGIC...........     1,066,600
   2,000,000 Hawaii State Highway Revenue,
              5.38%, 7/1/14, Callable
              7/1/11 @ 100, FSA............     2,158,020
   2,325,000 Hawaii State Highway Revenue,
              5.38%, 7/1/15, Callable
              7/1/11 @ 100, FSA............     2,500,584
   1,250,000 Hawaii State Highway Revenue,
              5.25%, 7/1/16, Callable
              7/1/06 @ 102, MBIA...........     1,335,375
   1,350,000 Hawaii State Highway Revenue,
              5.38%, 7/1/17, Callable
              7/1/10 @ 100, FSA............     1,428,422
   2,530,000 Hawaii State Highway Revenue,
              5.38%, 7/1/18, Callable
              7/1/10 @ 100, FSA............     2,641,725
     875,000 Honolulu City & County GO,
              Series A, 6.00%, 1/1/11, FGIC       994,578
   2,125,000 Honolulu City & County GO,
              Series A, 6.00%, 1/1/11,
              Escrowed to Maturity, FGIC...     2,430,108
   4,820,000 Honolulu City & County GO,
              Series A, 5.75%, 4/1/11,
              Escrowed to Maturity, FGIC...     5,452,673
     465,000 Honolulu City & County GO,
              Series A, 5.75%, 4/1/12,
              Escrowed to Maturity, FGIC...       526,924
   1,865,000 Honolulu City & County GO,
              Series A, 5.75%, 4/1/12, FGIC     2,098,778
   1,010,000 Honolulu City & County GO,
              Series A, 5.00%, 11/1/12,
              Callable 11/1/05 @ 101,
              MBIA.........................     1,074,842
     850,000 Honolulu City & County GO,
              Series A, 5.75%, 4/1/13,
              Escrowed to Maturity, FGIC...       964,478
   3,345,000 Honolulu City & County GO,
              Series A, 5.75%, 4/1/13, FGIC     3,767,005
       5,000 Honolulu City & County GO,
              Series A, 5.63%, 9/1/13,
              Callable 9/1/06 @ 102, FGIC..         5,486

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
Tax-Free Securities Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 2003

 Principal              Security
  Amount               Description                Value
------------ -------------------------------- -------------
Municipal Bonds, continued
Hawaii, continued
$  1,670,000 Honolulu City & County GO,
              Series A, 5.63%, 9/1/13,
              Prerefunded 9/1/08 @ 100,
              FGIC........................... $   1,895,817
   3,500,000 Honolulu City & County GO,
              Series A, 5.38%, 9/1/18,
              Callable 9/1/11 @ 100, FSA.....     3,676,225
   1,000,000 Honolulu City & County GO,
              Series B, 5.13%, 7/1/10,
              Callable 7/1/09 @ 101, FGIC....     1,086,880
     295,000 Honolulu City & County GO,
              Series B, 5.25%, 10/1/12,
              Escrowed to Maturity, FGIC.....       324,922
     640,000 Honolulu City & County GO,
              Series B, 5.25%, 10/1/12,
              FGIC...........................       699,763
   2,595,000 Honolulu City & County GO,
              Series B, 5.13%, 7/1/18,
              Callable 7/1/09 @ 101, FGIC....     2,672,201
   2,500,000 Honolulu City & County GO,
              Series C, 5.13%, 7/1/16,
              Callable 7/1/09 @ 101, FGIC....     2,631,250
   2,000,000 Honolulu City & County Waste
              Water System Revenue, Junior
              Series, 5.00%, 7/1/23, Callable
              7/1/09 @ 101, FGIC.............     1,982,480
   2,320,000 Honolulu City & County Water
              GO, 6.00%, 12/1/11,
              Escrowed to Maturity, FGIC.....     2,688,277
     935,000 Honolulu City & County Water
              GO, 6.00%, 12/1/14,
              Escrowed to Maturity, FGIC.....     1,089,023
   1,340,000 Kauai County GO, Series C,
              5.90%, 8/1/09, AMBAC...........     1,533,402
     935,000 Maui County GO, 5.25%, 9/1/06,
              Callable 9/1/03 @ 101, FGIC....       947,305
   1,000,000 Maui County GO, 6.00%,
              12/15/08, FGIC.................     1,158,230
   1,180,000 Maui County GO, 5.13%,
              12/15/10, Prerefunded
              12/15/03 @ 101, FGIC...........     1,209,901
   1,005,000 Maui County GO, Series A,
              5.10%, 9/1/11, Callable
              9/1/07 @ 101, FGIC.............     1,079,782
   1,020,000 Maui County GO, Series A,
              5.90%, 6/1/14, Prerefunded
              6/1/06 @ 101, MBIA.............     1,140,340
   1,160,000 Maui County GO, Series A,
              5.13%, 3/1/15, Callable
              3/1/08 @ 101, FGIC.............     1,235,702
   2,040,000 Maui County GO, Series A,
              5.38%, 3/1/17, Callable
              3/1/08 @ 101, FGIC.............     2,187,247
   1,125,000 Maui County GO, Series C,
              5.25%, 3/1/18, FGIC............     1,169,809

 Principal               Security
  Amount                Description                Value
------------ --------------------------------- -------------
Municipal Bonds, continued
Hawaii, continued
$  1,000,000 University of Hawaii System
              Revenue, Series A,
              5.50%, 7/15/16, FGIC............ $   1,089,070
   1,205,000 University of Hawaii System
              Revenue, Series A, 5.50%,
              7/15/22, Callable 7/15/12 @
              100, FGIC.......................     1,259,478
   1,000,000 University of Hawaii System
              Revenue, Series A, 5.50%,
              7/15/29, Callable 7/15/12 @
              100, FGIC.......................     1,027,690
                                               -------------
                                                 184,636,686
                                               -------------
Illinois (0.8%)
   3,230,000 Chicago GO, Series A, 5.38%,
              1/1/14, Callable 7/1/12 @ 100,
              AMBAC...........................     3,496,960
                                               -------------
Kansas (1.5%)
   3,725,000 Burlington Pollution Control
              Revenue, Kansas Gas &
              Electric Co. Project, 7.00%,
              6/1/31, Callable 9/15/03 @ 101,
              MBIA............................     3,924,362
   2,195,000 Kansas City Utilities System
              Revenue, 6.38%, 9/1/23,
              Callable 9/1/04 @ 102, FGIC.....     2,365,156
                                               -------------
                                                   6,289,518
                                               -------------
Kentucky (0.3%)
   1,250,000 Kentucky State Property &
              Buildings Commission
              Revenue, 2nd Series,
              5.50%, 11/1/16, FSA.............     1,359,313
                                               -------------
Massachusetts (1.6%)
   1,000,000 Massachusetts State GO, Series C,
              5.75%, 10/1/20, Prerefunded
              10/1/10 @ 100...................     1,141,280
   5,000,000 Massachusetts State GO, Series D,
              5.25%, 11/1/17, MBIA............     5,523,350
      80,000 Massachusetts State Water
              Pollution Abatement Revenue,
              Series 2, 5.70%, 2/1/13,
              Callable 2/1/05 @ 102...........        85,788
                                               -------------
                                                   6,750,418
                                               -------------
Michigan (4.1%)
   3,000,000 Caledonia Community Schools
              GO, 5.50%, 5/1/23, Callable
              5/1/10 @ 100, FGIC..............     3,102,000
   3,000,000 Michigan Municipal Building
              Authority Revenue, Clean
              Water Revolving Fund, 5.50%,
              10/1/21, Callable 10/1/10
              @ 101...........................     3,400,140
   1,500,000 Michigan State Building Authority
              Revenue, Series II,
              5.00%, 10/15/12, Callable
              10/15/07 @ 101..................     1,665,720

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
Tax-Free Securities Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 2003

 Principal              Security
  Amount               Description               Value
------------ ------------------------------- -------------
Municipal Bonds, continued
Michigan, continued
$  3,000,000 Michigan State GO,
              5.50%, 12/1/13................ $   3,361,140
   2,245,000 Michigan State Strategic Fund
              Ltd. Obligation Revenue,
              6.95%, 5/1/11, FGIC...........     2,696,784
   2,250,000 Saline Area Schools GO,
              5.50%, 5/1/15, Callable
              5/1/05 @ 101, FGIC............     2,402,775
                                             -------------
                                                16,628,559
                                             -------------
Minnesota (0.3%)
   1,000,000 St. Paul Special Assessment GO,
              Series B, 5.00%, 3/1/13.......     1,053,560
                                             -------------
Missouri (0.5%)
   2,000,000 University of Missouri Revenue,
              Series B, 5.38%, 11/1/16......     2,137,680
                                             -------------
New Mexico (0.4%)
   1,625,000 Sante Fe Gross Receipts Tax
              Revenue, Series B, 5.63%,
              6/1/16, Callable 6/1/06 @ 102,
              AMBAC.........................     1,773,590
                                             -------------
New York (2.1%)
   5,000,000 New York State Thruway
              Authority General Revenue,
              Series D, 5.50%, 1/1/16,
              Callable 1/1/07 @ 102.........     5,430,700
   2,000,000 New York State Thruway
              Authority Revenue, Highway &
              Bridge Trust Fund, Series A,
              5.80%, 4/1/18, Callable
              4/1/10 @ 101, FSA.............     2,183,340
   1,000,000 New York State Thruway
              Authority Revenue, Highway &
              Bridge Trust Fund, Series B,
              5.25%, 4/1/12, AMBAC..........     1,087,590
                                             -------------
                                                 8,701,630
                                             -------------
Ohio (2.8%)
   2,320,000 Cleveland Package Facilities
              Revenue, 5.50%, 9/15/16,
              Callable 9/15/06 @ 102,
              MBIA..........................     2,502,932
   3,165,000 Columbus Municipal Airport
              Authority Revenue, Port
              Columbus Improvement, Series
              B, 5.00%, 1/1/16, Callable
              1/1/08 @ 101, AMBAC...........     3,245,011
   1,000,000 Hamilton County Sales Tax
              Revenue, Series B,
              5.25%, 12/1/18, AMBAC.........     1,046,280
   1,000,000 Ohio State Building Authority,
              Adult Correction Facility
              Revenue, Series A,
              5.50%, 10/1/14, FSA...........     1,087,490

 Principal             Security
  Amount              Description               Value
------------ ------------------------------ -------------
Municipal Bonds, continued
Ohio, continued
$  2,250,000 Ohio State Community Turnpike
              Revenue, Series B,
              5.50%, 2/15/12, FSA.......... $   2,490,098
   1,000,000 Ohio State Water Development
              Authority Pollution Control
              Facilities Revenue,
              5.50%, 12/1/15, Callable
              6/1/05 @ 101, MBIA...........     1,085,520
                                            -------------
                                               11,457,331
                                            -------------
Oregon (2.1%)
   3,100,000 Clackamas Community College
              District GO, 5.25%, 6/15/16,
              Callable 6/15/11 @ 100,
              FGIC.........................     3,286,031
   5,000,000 Portland Sewer System Revenue,
              Series A, 5.75%, 8/1/18,
              Callable 8/1/10 @ 100, FGIC..     5,455,700
                                            -------------
                                                8,741,731
                                            -------------
Puerto Rico (0.4%)
   1,500,000 Puerto Rico Commonwealth
              Public Improvement GO,
              Series A, 5.50%, 7/1/13,
              FGIC.........................     1,681,170
                                            -------------
Tennessee (1.6%)
   4,730,000 Shelby County GO, Series A,
              5.63%, 4/1/15, Callable
              4/1/05 @ 101.................     5,032,625
   1,600,000 Shelby County GO, Series B,
              5.25%, 8/1/17, Callable
              8/1/07 @ 101.................     1,701,936
                                            -------------
                                                6,734,561
                                            -------------
Virginia (2.8%)
   3,650,000 Norfolk Water Revenue, 5.75%,
              11/1/13, Callable
              11/1/05 @ 102, MBIA..........     4,011,971
   1,750,000 Richmond GO, Series B, 5.20%,
              1/15/14, Callable
              1/15/06 @ 102, FGIC..........     1,891,225
   5,000,000 Virginia State Public School
              Authority Special Obligation
              Chesapeake School Financing
              Revenue, 5.63%, 6/1/15,
              Callable 6/1/05 @ 102........     5,487,650
                                            -------------
                                               11,390,846
                                            -------------
Washington (3.7%)
   3,475,000 Douglas County School District
              No. 206 Eastmont GO,
              5.00%, 12/1/17, FGIC.........     3,567,539
   3,000,000 King County Sewer Revenue,
              Second Series, 6.25%, 1/1/14,
              Callable 1/1/09 @ 101, FGIC..     3,408,810

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
Tax-Free Securities Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 2003

 Principal             Security
  Amount              Description               Value
------------ ------------------------------ -------------
Municipal Bonds, continued
Washington, continued
$  1,000,000 Snohomish County GO, 5.70%,
              12/1/14, Callable
              12/1/09 @ 100, MBIA.......... $   1,098,170
   2,880,000 Snohomish County Limited Tax
              GO, 5.25%, 12/1/12, Callable
              12/1/11 @ 100, MBIA..........     3,113,482
   4,000,000 Washington State GO, Series A,
              5.63%, 7/1/19, Callable
              7/1/10 @ 100.................     4,288,920
                                            -------------
                                               15,476,921
                                            -------------
  Total Municipal Bonds (Cost $317,184,505)   342,531,567
                                            -------------

                       Security
Shares                Description                Value
 -------     -------------------------------  ------------
Investment Company (0.2%)
850,822     Dreyfus Tax Exempt Cash
             Management Fund, Institutional
             Shares.......................... $    850,822
                                              ------------
  Total Investment Company (Cost $850,822)         850,822
                                              ------------
  Total Investments (Cost $374,948,993)
   (a)--98.1%                                  405,890,582
  Other assets in excess of liabilities--1.9%    7,738,571
                                              ------------
  Net Assets--100.0%                          $413,629,153
                                              ============

--------
* Variable rate security. Rate represents rate in effect on July 31, 2003. Maturity reflects final maturity date.
(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation.... $30,970,553
Unrealized depreciation....     (28,964)
                            -----------
Net unrealized appreciation $30,941,589
                            ===========

   Aggregate cost for federal income tax purposes is substantially the same.

AMBAC--Insured by AMBAC Indemnity Corporation
FGIC--Insured by the Financial Guaranty Insurance Company
FHLB--Insured by Federal Home Loan Bank collateral
FNMA--Insured by Federal National Mortgage Association collateral
FSA--Insured by Financial Security Assurance
GO--General Obligation
MBIA--Insured by MBIA, Inc.

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
Tax-Free Short Intermediate Securities Fund

                       Schedule of Portfolio Investments
                                 July 31, 2003

 Principal               Security
  Amount                Description                Value
----------- ----------------------------------- ------------
Alternative Minimum Tax Paper (9.1%)
Hawaii (6.7%)
$   610,000 Hawaii Airport System Revenue,
             Second Series, 6.90%, 7/1/12,
             Escrowed to Maturity, MBIA........ $    723,747
  1,000,000 Hawaii State Airport System
             Revenue, 4.75%, 7/1/06, FGIC......    1,058,330
    585,000 Hawaii State Harbor Capital
             Improvements Revenue,
             5.80%, 7/1/04, FGIC...............      609,915
  1,885,000 Hawaii State Housing Finance &
             Development Corp., Single
             Family Mortgage Revenue,
             Series A, 4.75%, 7/1/06, FNMA.....    1,994,952
                                                ------------
                                                   4,386,944
                                                ------------
Tennessee (0.8%)
    500,000 Memphis-Shelby County Airport
             Authority Revenue,
             4.00%, 11/15/03, MBIA.............      503,775
                                                ------------
Utah (1.6%)
  1,000,000 Utah State Board of Regents Student
             Loan Revenue, Series N, 5.90%,
             11/1/07, Callable 11/1/05 @ 102,
             AMBAC.............................    1,084,880
                                                ------------
  Total Alternative Minimum Tax Paper
   (Cost $5,719,538)                               5,975,599
                                                ------------
Commercial Paper (3.0%)
Hawaii (3.0%)
  2,000,000 Honolulu City & County GO,
             1.05%, 8/7/03.....................    2,000,000
                                                ------------
  Total Commercial Paper (Cost $2,000,000)         2,000,000
                                                ------------
Municipal Bonds (85.7%)
Connecticut (0.0%)
     25,000 Connecticut State GO, Series E,
             4.75%, 3/15/08, Prerefunded
             3/15/04 @ 101.50..................       25,950
                                                ------------
Hawaii (44.0%)
    775,000 Hawaii County GO, Series A,
             5.20%, 5/1/04, FGIC...............      799,010
  1,065,000 Hawaii County GO, Series A,
             5.25%, 5/15/12, Callable
             5/15/09 @ 101.....................    1,140,338
  2,275,000 Hawaii Department of Budget &
             Finance, Special Purpose
             Revenue, Queens Health System,
             Series A, 0.85%*, 7/1/26..........    2,275,000
  2,000,000 Hawaii State Airport System
             Revenue, First Series,
             5.60%, 7/1/04, MBIA...............    2,079,920
  1,000,000 Hawaii State GO, Series CN,
             6.25%, 3/1/08, FGIC...............    1,140,160
    800,000 Hawaii State GO, Series CO,
             6.00%, 9/1/05, FGIC...............      871,112
  1,000,000 Hawaii State GO, Series CO,
             6.00%, 9/1/06, FGIC...............    1,110,070
  1,150,000 Hawaii State GO, Series CP,
             5.50%, 10/1/07, FGIC..............    1,277,167

 Principal              Security
  Amount               Description                           Value
----------- ----------------------------------            ------------
Municipal Bonds, continued
Hawaii, continued
$ 1,000,000 Hawaii State GO, Series CR,
             5.25%, 4/1/13, Callable
             4/1/08 @ 101, MBIA.......................... $  1,072,780
  1,000,000 Hawaii State GO, Series CS,
             5.00%, 4/1/07, MBIA.........................    1,082,420
  1,000,000 Hawaii State GO, Series CT,
             5.25%, 9/1/07, FSA..........................    1,098,910
  1,000,000 Hawaii State GO, Series CU,
             5.75%, 10/1/10, MBIA........................    1,132,490
  1,250,000 Hawaii State GO, Series CV,
             5.50%, 8/1/08, FGIC.........................    1,393,800
  1,000,000 Hawaii State GO, Series CZ,
             5.25%, 7/1/12, FSA..........................    1,091,270
  1,000,000 Hawaii State Harbor System
             Revenue, Series A, 4.50%, 7/1/08,
             AMBAC.......................................    1,067,930
    750,000 Hawaii State Highway Revenue,
             4.85%, 7/1/09, FSA..........................      814,830
  1,200,000 Hawaii State Housing Finance &
             Development Corp., Single
             Family Mortgage Revenue,
             Series B, 4.80%, 7/1/07, FNMA...............    1,270,836
  3,600,000 Honolulu City & County GO,
             Series A, 0.80%*, 1/1/10....................    3,599,999
  1,000,000 Honolulu City & County GO,
             Series B, 0.80%*, 1/1/05....................    1,000,000
  1,150,000 Honolulu City & County Waste
             Water System Revenue,
             5.00%, 7/1/09, FGIC.........................    1,258,606
  1,000,000 Honolulu City & County Waste
             Water System Revenue,
             Series SR, 5.00%, 7/1/07,
             AMBAC.......................................    1,085,850
  1,125,000 Maui County GO, Series B,
             5.375%, 9/1/13, Callable
             9/1/12 @ 100, MBIA..........................    1,231,830
                                                          ------------
                                                            28,894,328
                                                          ------------
Idaho (1.5%)
  1,000,000 Idaho Health Facilities Authority
             Revenue, St. Lukes Regional
             Medical Center Project,
             0.90%*, 5/1/22..............................    1,000,000
                                                          ------------
Kansas (3.3%)
  1,075,000 Johnson County, Unified School
             District #233 GO, Series C,
             5.00%, 9/1/05, FGIC.........................    1,148,509
  1,000,000 Wyandotte County & Kansas City
             Unified Government Utility
             System Revenue, 4.50%, 9/1/03,
             MBIA........................................    1,002,812
                                                          ------------
                                                             2,151,321
                                                          ------------
Michigan (8.7%)
  3,000,000 Eastern Michigan University
             Revenue, 0.90%*, 6/1/27, FGIC...............    2,999,999
  1,000,000 Huron Valley School District GO,
             3.00%, 5/1/05...............................    1,027,380

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
Tax-Free Short Intermediate Securities Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 2003


 Principal                Security
  Amount                 Description                 Value
----------- ------------------------------------- ------------
Municipal Bonds, continued
Michigan, continued
$ 1,500,000 Michigan State Building Authority
             Revenue, Series II, 5.00%,
             10/15/12, Callable
             10/15/07 @ 101...................... $  1,665,720
                                                  ------------
                                                     5,693,099
                                                  ------------
Minnesota (1.5%)
  1,000,000 Cohasset Minnesota Power & Light
             Co. Project Revenue, Series A,
             0.90%*, 6/1/20......................    1,000,000
                                                  ------------
Mississippi (2.0%)
  1,200,000 Mississippi State GO, 5.50%, 9/1/09..    1,347,672
                                                  ------------
Missouri (6.1%)
  2,000,000 Kansas City Industrial Development
             Authority Revenue, Ewing Marion
             Kaufman Foundation,
             0.90%*, 4/1/27......................    2,000,000
  1,000,000 Missouri State Health & Educational
             Facilities Authority Revenue,
             Saint Louis University, Series A,
             0.95%*, 10/1/09.....................    1,000,000
  1,000,000 Missouri State Health & Educational
             Facilities Authority Revenue,
             Washington University, Series D,
             0.90%*, 9/1/30......................    1,000,000
                                                  ------------
                                                     4,000,000
                                                  ------------
New Jersey (2.7%)
  1,750,000 New Jersey State Transportation
             Corp., Capital Grant Revenue
             Anticipation Notes, Series B,
             5.50%, 2/1/11, Continuously
             Callable @ 100, AMBAC...............    1,752,223
                                                  ------------
New York (4.8%)
  1,000,000 Metropolitan Transportation Authority
             Revenue, Dedicated Tax Fund,
             Series A, 5.25%, 11/15/12, FSA......    1,092,790
  1,000,000 New York GO, Series F, 4.00%, 8/1/03     1,000,073

Shares or
Principal               Security
 Amount                Description                Value
 ----------  --------------------------------  ------------
Municipal Bonds, continued
New York, continued
$1,000,000   New York State Thruway Authority
              Revenue, Highway & Bridge
              Trust Fund, Series B,
              5.25%, 4/1/12, AMBAC............ $  1,087,590
                                               ------------
                                                  3,180,453
                                               ------------
North Carolina (4.5%)
 2,975,000   Durham GO, 0.90%*, 2/1/11........    2,975,000
                                               ------------
Pennsylvania (1.7%)
 1,030,000   Philadelphia Water & Wastewater
              Revenue, Series B, 5.50%,
              11/1/11, FGIC...................    1,147,410
                                               ------------
Texas (1.6%)
 1,000,000   Texas Municipal Power Agency
              Revenue, 3.75%, 9/1/05,
              Continuously Callable @ 100,
              AMBAC...........................    1,022,110
                                               ------------
Utah (1.7%)
 1,000,000   Utah State GO, Series F,
              5.00%, 7/1/12, Prerefunded
              7/1/07 @ 100....................    1,096,360
                                               ------------
Washington (1.6%)
 1,000,000   Washington State GO, Series A,
              5.80%, 9/1/08, Prerefunded
              9/1/04 @ 100....................    1,051,610
                                               ------------
  Total Municipal Bonds (Cost $55,025,513)       56,337,536
                                               ------------
Investment Company (1.4%)
   904,967   Dreyfus Tax Exempt Cash
              Management Fund, Institutional
              Shares..........................      904,967
                                               ------------
  Total Investment Company (Cost $904,967)          904,967
                                               ------------
  Total Investments (Cost $63,650,018)
   (a)--99.2%                                    65,218,102
  Other assets in excess of liabilities--0.8%       552,483
                                               ------------
  Net Assets--100.0%                           $ 65,770,585
                                               ============

--------
* Variable rate security. Rate represents rate in effect on July 31, 2003. Maturity reflects final maturity date.
(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation.... $1,627,313
Unrealized depreciation....    (59,229)
                            ----------
Net unrealized appreciation $1,568,084
                            ==========

   Aggregate cost for federal income tax purposes is substantially the same.

AMBAC--Insured by AMBAC Indemnity Corporation
FGIC--Insured by the Financial Guaranty Insurance Company
FNMA--Insured by Federal National Mortgage Association collateral
FSA--Insured by Financial Security Assurance
GO--General Obligation
MBIA--Insured by MBIA, Inc.

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
International Stock Fund

                       Schedule of Portfolio Investments
                                 July 31, 2003

                    Security
Shares             Description                Value
------- ---------------------------------- ------------
Common Stocks (94.2%)
Australia (2.2%)
Airlines (0.5%)
142,374 Qantas Airways Ltd................ $    294,350
                                           ------------
Multimedia (1.3%)
 66,000 News Corp., Ltd. (The)............      494,902
 46,000 Publishing & Broadcasting Ltd.....      306,175
                                           ------------
                                                801,077
                                           ------------
Telecommunications (0.4%)
 86,000 Telstra Corp., Ltd................      260,847
                                           ------------
                                              1,356,274
                                           ------------
Belgium (0.5%)
Beverages (0.5%)
 12,800 Interbrew.........................      285,548
                                           ------------
Bermuda (0.7%)
Oil & Gas--Exploration & Production Services (0.7%)
  4,700 Nabors Industries Ltd. (b)........      168,260
  7,300 Weatherford International Ltd. (b)      264,771
                                           ------------
                                                433,031
                                           ------------
Brazil (2.8%)
Beverages (0.6%)
 19,300 Companhia de Bebidas das Americas,
         ADR..............................      383,105
                                           ------------
Oil & Gas--Exploration & Production Services (0.6%)
 19,400 Petroleo Brasileiro SA, ADR.......      393,626
                                           ------------
Paper Products (0.3%)
  7,500 Aracruz Celulose SA, ADR..........      187,800
                                           ------------
Telecommunications (1.3%)
 31,500 Tele Norte Leste Participacoes SA,
         ADR..............................      347,130
 16,200 Telecomunicacoes Brasileiras SA,
         ADR..............................      416,016
                                           ------------
                                                763,146
                                           ------------
                                              1,727,677
                                           ------------
Canada (6.4%)
Automotive Parts (0.6%)
  4,700 Magna International, Inc., Class A      357,444
                                           ------------
Banks (0.8%)
 11,400 Bank of Nova Scotia...............      490,323
                                           ------------
Food Distributors (0.6%)
  8,000 Loblaw Cos., Ltd..................      359,311
                                           ------------
Metals (0.5%)
  9,400 Alcan, Inc........................      327,214
                                           ------------
Oil & Gas--Exploration & Production Services (2.6%)
 13,400 EnCana Corp.......................      462,541
  6,000 Petro-Canada......................      229,988
 17,000 Precision Drilling Corp. (b)......      617,101
  7,100 Talisman Energy, Inc..............      304,519
                                           ------------
                                              1,614,149
                                           ------------

                      Security
 Shares              Description                Value
--------- ---------------------------------- ------------
Common Stocks, continued
Canada, continued
Telecommunications (0.7%)
   24,530 Telus Corp........................ $    426,198
                                             ------------
Transportation (0.6%)
    7,300 Canadian National Railway Co......      379,965
                                             ------------
                                                3,954,604
                                             ------------
China (1.9%)
Oil & Gas--Exploration & Production Services (0.7%)
  239,000 CNOOC Ltd.........................      412,161
                                             ------------
Telecommunications (0.9%)
2,322,000 China Telecom Corp., Ltd., Class H      625,215
                                             ------------
Transportation (0.3%)
  390,000 Jiangsu Expressway Co., Ltd.,
           Class H..........................      160,015
                                             ------------
                                                1,197,391
                                             ------------
Denmark (0.5%)
Telecommunications (0.5%)
   11,200 TDC A/S...........................      321,500
                                             ------------
Finland (1.6%)
Paper Products (0.8%)
   28,500 UPM-Kymmene Oyj...................      465,775
                                             ------------
Telecommunications--Services & Equipment (0.8%)
   17,500 Nokia Corp., Class A, ADR.........      267,750
   16,300 Nokia Oyj.........................      249,879
                                             ------------
                                                  517,629
                                             ------------
                                                  983,404
                                             ------------
France (5.0%)
Automotive Parts (0.2%)
    3,900 Compagnie Generale des
           Etablissements Michelin, Class B.      141,434
                                             ------------
Banks (1.1%)
   12,900 BNP Paribas SA....................      701,587
                                             ------------
Insurance (0.8%)
   27,100 Axa...............................      466,687
                                             ------------
Leisure (0.5%)
    8,000 Accor SA..........................      301,017
                                             ------------
Oil & Gas--Exploration & Production Services (1.3%)
    5,100 Total Fina SA, Class B............      756,572
                                             ------------
Telecommunication Equipment (0.8%)
   49,200 Alcatel (b).......................      493,963
                                             ------------
Telecommunications (0.3%)
    7,800 France Telecom SA (b).............      206,226
                                             ------------
                                                3,067,486
                                             ------------
Germany (4.6%)
Automotive (0.7%)
    7,400 Bayerische Motoren Werke AG.......      287,353
      392 Porsche AG........................      160,161
                                             ------------
                                                  447,514
                                             ------------

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
International Stock Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 2003

                  Security
Shares           Description              Value
------- ------------------------------ ------------
Common Stocks, continued
Germany, continued
Chemicals (0.9%)
 11,600 BASF AG....................... $    551,632
                                       ------------
Financial Services (0.5%)
  2,700 Muenchener Rueckversicherungs-
         Gesellschaft AG..............      305,418
                                       ------------
Pharmaceuticals (0.6%)
  6,000 Altana AG.....................      370,756
                                       ------------
Retail (0.1%)
  1,500 Metro AG......................       55,377
                                       ------------
Software & Computer Services (1.3%)
  4,300 SAP AG........................      504,314
 27,000 T-Online International AG (b).      281,106
                                       ------------
                                            785,420
                                       ------------
Transportation (0.5%)
 20,800 Deutsche Post AG..............      310,202
                                       ------------
                                          2,826,319
                                       ------------
Hong Kong (1.3%)
Real Estate (0.6%)
 52,000 Cheung Kong Holdings Ltd......      341,700
                                       ------------
Utilities--Electric (0.7%)
102,000 CLP Holdings Ltd..............      448,581
                                       ------------
                                            790,281
                                       ------------
Hungary (0.4%)
Banks (0.4%)
 28,900 OTP Bank Rt. (b)..............      270,376
                                       ------------
Ireland (1.0%)
Banks (1.0%)
 53,300 Bank of Ireland...............      620,915
                                       ------------
Israel (2.7%)
Pharmaceuticals (2.7%)
 10,000 Taro Pharmaceutical Industries
         Ltd. (b).....................      545,700
 19,200 Teva Pharmaceutical Industries
         Ltd., ADR....................    1,100,928
                                       ------------
                                          1,646,628
                                       ------------
Italy (2.9%)
Aerospace/Defense (0.4%)
396,600 Finmeccanica SpA..............      271,407
                                       ------------
Banks (0.6%)
 81,700 UniCredito Italiano SpA.......      383,463
                                       ------------
Oil & Gas--Exploration & Production Services (1.4%)
 19,600 ENI SpA.......................      289,217
145,700 Snam Rete Gas SpA.............      560,854
                                       ------------
                                            850,071
                                       ------------
Television (0.5%)
 32,000 Mediaset SpA..................      287,060
                                       ------------
                                          1,792,001
                                       ------------

                        Security
Shares                 Description                   Value
------- ----------------------------------------- ------------
Common Stocks, continued
Japan (18.3%)
Advertising (0.4%)
     87 Dentsu, Inc.............................. $    276,420
                                                  ------------
Automotive (1.6%)
 10,500 Honda Motor Co., Ltd.....................      405,035
 22,300 Toyota Motor Corp........................      564,230
                                                  ------------
                                                       969,265
                                                  ------------
Banks (0.7%)
     94 Mitsubishi Tokyo Financial Group, Inc.         417,968
                                                  ------------
Building Materials (0.8%)
 74,000 Asahi Glass Co., Ltd.....................      503,380
                                                  ------------
Business Equipment & Services (1.0%)
 13,000 Canon, Inc...............................      625,493
                                                  ------------
Chemicals (1.6%)
125,000 Asahi Kasei Corp.........................      379,526
 17,400 Shin-Etsu Chemical Co., Ltd..............      606,247
                                                  ------------
                                                       985,773
                                                  ------------
Electrical & Electronic (3.8%)
  9,700 Fanuc Ltd................................      539,135
  2,500 Keyence Corp.............................      465,386
 56,000 Matsushita Electricl Industrial Co., Ltd.      661,994
  9,000 Murata Manufacturing Co., Ltd............      414,368
  3,000 SMC Corp.................................      281,223
                                                  ------------
                                                     2,362,106
                                                  ------------
Financial Services (1.3%)
 49,000 Daiwa Securities Group, Inc..............      283,728
 41,000 Nomura Holdings, Inc.....................      544,195
                                                  ------------
                                                       827,923
                                                  ------------
Insurance (1.1%)
     74 Millea Holdings, Inc.....................      687,544
                                                  ------------
Manufacturing--Consumer Goods (0.7%)
 22,000 Kao Corp.................................      412,460
                                                  ------------
Medical Equipment & Supplies (1.0%)
  9,000 Hoya Corp................................      645,817
                                                  ------------
Printing & Publishing (1.1%)
 56,000 Dai Nippon Printing Co., Ltd.............      657,812
                                                  ------------
Real Estate (1.0%)
 87,000 Mitsubishi Estate Co., Ltd...............      635,116
                                                  ------------
Telecommunications (1.6%)
    140 Japan Telecom Holdings Co., Ltd..........      429,715
    130 KDDI Corp................................      586,669
                                                  ------------
                                                     1,016,384
                                                  ------------
Transportation (0.6%)
     80 East Japan Railway Co....................      351,072
                                                  ------------
                                                    11,374,533
                                                  ------------
Netherlands (4.3%)
Electronics--Semiconductors (0.7%)
 33,500 ASML Holding NV (b)......................      433,490
                                                  ------------
Insurance (1.3%)
 42,600 ING Groep NV.............................      862,592
                                                  ------------

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
International Stock Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 2003

                  Security
Shares           Description              Value
------  ------------------------------ ------------
Common Stocks, continued
Netherlands, continued
Oil & Gas--Exploration & Production Services (1.4%)
13,300  Royal Dutch Petroleum Co...... $    579,614
 6,100  Schlumberger Ltd..............      274,927
                                       ------------
                                            854,541
                                       ------------
Transportation (0.9%)
28,800  TPG NV........................      537,455
                                       ------------
                                          2,688,078
                                       ------------
Norway (1.1%)
Oil & Gas--Exploration & Production Services (0.5%)
35,700  Statoil ASA...................      321,564
                                       ------------
Telecommunications (0.6%)
78,750  Telenor ASA...................      345,697
                                       ------------
                                            667,261
                                       ------------
Russia (0.7%)
Oil & Gas--Exploration & Production Services (0.7%)
 6,000  OAO LUKOIL, ADR...............      428,400
                                       ------------
Singapore (1.4%)
Airlines (0.3%)
32,000  Singapore Airlines Ltd........      196,576
                                       ------------
Banks (0.6%)
53,000  DBS Group Holdings Ltd........      343,666
                                       ------------
Publishing (0.5%)
32,000  Singapore Press Holdings Ltd..      344,008
                                       ------------
                                            884,250
                                       ------------
South Korea (5.2%)
Banks (0.6%)
11,900  Kookmin Bank..................      390,618
                                       ------------
Chemicals (0.7%)
11,100  KG Chem Ltd...................      437,230
                                       ------------
Electronic Components/Instruments (2.1%)
15,760  LG Electronics, Inc...........      676,859
 3,400  Samsung Electronics Co., Ltd.,
         GDR (c)......................      599,250
                                       ------------
                                          1,276,109
                                       ------------
Steel (0.5%)
 2,700  POSCO.........................      324,778
                                       ------------
Telecommunications (1.3%)
 3,200  SK Telecom Co., Ltd...........      555,697
13,600  SK Telecom Co., Ltd., ADR.....      263,976
                                       ------------
                                            819,673
                                       ------------
                                          3,248,408
                                       ------------
Spain (2.1%)
Electric Services (0.6%)
22,000  Endesa SA.....................      349,146
                                       ------------
Oil & Gas--Exploration & Production Services (0.5%)
20,000  Repsol YPF SA.................      320,782
   200  Repsol YPF SA, ADR............        3,172
                                       ------------
                                            323,954
                                       ------------

                   Security
Shares            Description                Value
------ ---------------------------------- ------------
Common Stocks, continued
Spain, continued
Utilities--Telecommunications (1.0%)
51,408 Telefonica SA (b)................. $    601,188
                                          ------------
                                             1,274,288
                                          ------------
Sweden (1.6%)
Banks (0.9%)
52,000 Skandinaviska Enskilda Banken AB,
        Class A..........................      563,521
                                          ------------
Retail (0.7%)
19,600 Hennes & Mauritz AB, Class B......      417,648
                                          ------------
                                               981,169
                                          ------------
Switzerland (6.2%)
Banks (3.1%)
34,500 Credit Suisse Group...............    1,084,250
13,800 UBS AG............................      808,099
                                          ------------
                                             1,892,349
                                          ------------
Building Materials (0.7%)
11,000 Holcim Ltd........................      456,664
                                          ------------
Insurance (0.3%)
 4,400 Converium Holding AG..............      209,104
                                          ------------
Pharmaceuticals (2.1%)
16,858 Novartis AG.......................      650,132
 7,600 Roche Holding AG..................      633,795
                                          ------------
                                             1,283,927
                                          ------------
                                             3,842,044
                                          ------------
Taiwan (0.6%)
Electronics (0.1%)
 3,592 Taiwan Semiconductor Manufacturing
        Co., Ltd., ADR (b)...............       35,920
                                          ------------
Telecommunications (0.5%)
26,300 Chunghwa Telecom Co., Ltd., ADR...      362,677
                                          ------------
                                               398,597
                                          ------------
United Kingdom (17.8%)
Airlines (0.3%)
70,700 British Airways PLC (b)...........      196,325
                                          ------------
Airport Development (0.5%)
38,000 BAA PLC...........................      286,480
                                          ------------
Banks (4.4%)
69,052 Barclays PLC......................      519,746
65,700 HBOS PLC..........................      818,474
46,428 Royal Bank of Scotland Group PLC..    1,311,262
                                          ------------
                                             2,649,482
                                          ------------
Financial Services (1.1%)
35,400 Man Group PLC.....................      704,468
                                          ------------
Food Products (0.4%)
44,410 Cadbury Schweppes PLC.............      269,128
                                          ------------
Leisure (0.5%)
10,300 Carnival PLC......................      327,161
                                          ------------

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
International Stock Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 2003

                      Security
Shares               Description                 Value
------- ------------------------------------- ------------
Common Stocks, continued
United Kingdom, continued
Lodging (0.4%)
 35,254 InterContinental Hotels Group PLC (b) $    264,078
                                              ------------
Manufacturing--Consumer Goods (0.7%)
 25,200 Reckitt Benckiser PLC................      463,409
Metals (1.4%)
148,372 BHP Billiton PLC.....................      885,433
                                              ------------
Pharmaceuticals (1.3%)
 42,700 GlaxoSmithKline PLC..................      818,166
                                              ------------
Real Estate (1.1%)
 18,000 Berkeley Group PLC (The).............      246,127
 39,000 George Wimpey PLC....................      221,925
 24,500 Persimmon PLC........................      205,971
                                              ------------
                                                   674,023
                                              ------------
Retail (1.6%)
 21,000 Kesa Electricals PLC (b).............       69,201
 91,875 Kingfisher PLC.......................      414,255
122,900 Tesco PLC............................      425,238
                                              ------------
                                                   908,694
                                              ------------
Telecommunications (2.4%)
632,000 mmO2 PLC (b).........................      546,051
478,300 Vodafone Group PLC...................      907,235
                                              ------------
                                                 1,453,286
                                              ------------
Television (0.9%)
 49,700 British Sky Broadcasting Group
         PLC (b).............................      562,827
                                              ------------
Tobacco (0.4%)
 17,500 Imperial Tobacco Group PLC...........      275,115
                                              ------------
Utilities--Gas (0.4%)
 61,600 BG Group PLC.........................      268,341
                                              ------------
                                                11,006,416
                                              ------------

                       Security
 Shares               Description                Value
--------- ----------------------------------- -----------
Common Stocks, continued
United States (0.4%)
Telecommunication Equipment (0.4%)
    6,300 UTStarcom, Inc. (b)................ $   268,191
                                              -----------
  Total Common Stocks (Cost $52,440,198)       58,335,070
                                              -----------
Equity Linked Notes (3.1%)
Taiwan (3.1%)
Chemicals (0.7%)
  303,500 Formosa Plastics Corp. (b).........     412,760
                                              -----------
Computers & Peripherals (1.2%)
  117,100 Asustek Computer, Inc. (b).........     380,575
  190,000 Quanta Computer, Inc., Series C (b)     446,500
                                              -----------
                                                  827,075
                                              -----------
Electronics--Semiconductors (0.4%)
  297,000 Nanya Technology Corp. (b).........     219,780
                                              -----------
Semiconductors (0.8%)
  284,000 Taiwan Semiconductor Manufacturing
           Co., Ltd. (b).....................     485,640
                                              -----------
  Total Equity Linked Notes (Cost $1,784,180)   1,945,255
                                              -----------
Option (0.0%)
Hong Kong (0.0%)
1,030,000 Hong Kong Dollar Put, Expires
           10/7/03...........................         312
                                              -----------
  Total Option (Cost $5,871)                          312
                                              -----------
Cash Sweep (1.0%)
  628,029 Bank of New York...................     628,029
                                              -----------
  Total Cash Sweep (Cost $628,029)                628,029
                                              -----------
  Total Investments (Cost $54,858,278)
   (a)--98.3%                                  60,908,666
  Other assets in excess of liabilities--1.7%   1,059,780
                                              -----------
  Net Assets--100.0%                          $61,968,446
                                              ===========

--------
(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation.... $ 7,310,348
Unrealized depreciation....  (1,259,960)
                            -----------
Net unrealized appreciation $ 6,050,388
                            ===========

   Aggregate cost for federal income tax purposes is substantially the same.
(b) Non-income producing security.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.

AB--Aktiebolog (Swedish Stock Co.)
ADR--American Depositary Receipt
AG--Aktiengesellschaft (West German Stock Co.)
GDR--Global Depositary Receipt
NV--Naamloze Vennootschaap (Dutch Corp.)
PLC--Public Limited Company
SA--Societe Anonyme (French Corp.)
SpA--Societa per Azioni (Italian Corp.)

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
Value Fund

                       Schedule of Portfolio Investments
                                 July 31, 2003

                    Security
Shares             Description                 Value
------- ---------------------------------- -------------
Common Stocks (98.0%)
Aerospace/Defense (0.9%)
 20,980 Northrop Grumman Corp............. $   1,935,195
                                           -------------
Banks (9.8%)
 93,460 Bank of America Corp..............     7,716,992
 72,141 Bank of New York Co., Inc.........     2,172,887
 57,240 Comerica, Inc.....................     2,774,995
120,911 FleetBoston Financial Corp........     3,759,123
104,850 Wachovia Corp.....................     4,580,897
                                           -------------
                                              21,004,894
                                           -------------
Beverages (0.7%)
 28,600 Anheuser-Busch Cos., Inc..........     1,482,052
                                           -------------
Business Equipment & Services (2.6%)
307,380 Cendant Corp. (b).................     5,517,471
                                           -------------
Chemicals (3.8%)
 66,830 Air Products & Chemicals, Inc.....     3,106,258
 43,270 Dow Chemical Co...................     1,527,431
 79,926 E.I. du Pont de Nemours & Co......     3,511,949
                                           -------------
                                               8,145,638
                                           -------------
Computers & Peripherals (3.4%)
188,943 Hewlett-Packard Co................     3,999,923
 40,230 International Business Machines
         Corp.............................     3,268,688
                                           -------------
                                               7,268,611
                                           -------------
Consumer Goods & Services (0.7%)
 32,665 Kimberly-Clark Corp...............     1,580,986
                                           -------------
Diversified Operations (7.3%)
171,370 Flowserve Corp. (b)...............     3,300,586
 98,770 Honeywell International, Inc......     2,793,216
 63,240 Ingersoll-Rand Co., Ltd...........     3,430,138
 51,600 ITT Industries, Inc...............     3,441,719
139,940 Tyco International Ltd............     2,602,884
                                           -------------
                                              15,568,543
                                           -------------
Electronic Components/Instruments (1.9%)
269,620 Flextronics International Ltd. (b)     2,965,820
 82,415 Vishay Intertechnology, Inc. (b)..     1,096,120
                                           -------------
                                               4,061,940
                                           -------------
Electronics--Semiconductors (1.1%)
 58,800 Cypress Semiconductor Corp. (b)...       822,024
 70,550 STMicroelectronics NV, ADR........     1,509,065
                                           -------------
                                               2,331,089
                                           -------------
Entertainment (2.7%)
130,390 AOL Time Warner, Inc. (b).........     2,011,918
 85,085 Viacom, Inc., Class B (b).........     3,702,899
                                           -------------
                                               5,714,817
                                           -------------
Financial Services (13.9%)
 84,670 Capital One Financial Corp........     4,056,540
237,193 Citigroup, Inc....................    10,626,247
 47,420 Fannie Mae........................     3,036,777
132,165 J.P. Morgan Chase & Co............     4,632,383
 44,040 Lehman Brothers Holdings, Inc.....     2,786,411
100,330 Morgan Stanley....................     4,759,655
                                           -------------
                                              29,898,013
                                           -------------

                    Security
Shares             Description                 Value
------- ---------------------------------- -------------
Common Stocks, continued
Food Processing & Packaging (1.0%)
 93,090 ConAgra Foods, Inc................ $   2,097,318
                                           -------------
Health Care Facilities (1.0%)
 83,370 Apria Healthcare Group, Inc. (b)..     2,164,285
                                           -------------
Insurance (7.5%)
 61,590 ACE Ltd...........................     2,031,854
 56,970 American International Group, Inc.     3,657,474
 65,600 Hartford Financial Services Group,
         Inc. (The).......................     3,423,664
 84,300 MetLife, Inc......................     2,336,796
 55,380 RenaissanceRe Holdings Ltd........     2,358,634
134,669 Travelers Property Casualty Corp.,
         Class B..........................     2,173,558
                                           -------------
                                              15,981,980
                                           -------------
Insurance--Life & Health (2.5%)
111,720 Lincoln National Corp.............     4,171,625
 79,600 UnumProvident Corp................     1,080,968
                                           -------------
                                               5,252,593
                                           -------------
Media--Cable TV (3.5%)
144,355 Comcast Corp., Class A (b)........     4,376,843
288,220 Liberty Media Corp., Class A (b)..     3,196,360
                                           -------------
                                               7,573,203
                                           -------------
Medical Instruments (1.0%)
 30,640 C.R. Bard, Inc....................     2,100,678
                                           -------------
Medical Services (0.6%)
 40,260 Laboratory Corp. of America
         Holdings (b).....................     1,279,060
                                           -------------
Metal & Mineral Production (1.4%)
110,620 Alcoa, Inc........................     3,071,917
                                           -------------
Oil & Gas--Exploration & Production Services (9.8%)
 52,860 ChevronTexaco Corp................     3,811,735
 75,680 ConocoPhillips....................     3,961,091
 58,084 Devon Energy Corp.................     2,751,439
217,678 Exxon Mobil Corp..................     7,744,984
 39,900 National-Oilwell, Inc. (b)........       734,160
 61,730 Newfield Exploration Co. (b)......     2,230,305
                                           -------------
                                              21,233,714
                                           -------------
Paper Products (0.4%)
 20,470 Temple-Inland, Inc................       949,603
                                           -------------
Pharmaceuticals (1.2%)
 57,050 Wyeth.............................     2,600,339
                                           -------------
Publishing (2.2%)
 35,250 Gannett Co., Inc..................     2,708,257
 33,270 McGraw-Hill Cos., Inc. (The)......     2,022,151
                                           -------------
                                               4,730,408
                                           -------------
Restaurants (0.6%)
 43,330 Yum! Brands, Inc. (b).............     1,296,867
                                           -------------
Retail (1.6%)
 82,850 Pier 1 Imports, Inc...............     1,541,010
 48,551 Target Corp.......................     1,860,474
                                           -------------
                                               3,401,484
                                           -------------

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
Value Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 2003

                Security
Shares         Description             Value
------- -------------------------- -------------
Common Stocks, continued
Savings & Loans (2.9%)
155,055 Washington Mutual, Inc.... $   6,121,571
                                   -------------
Software & Computer Services (0.6%)
 69,269 FileNET Corp. (b).........     1,262,081
                                   -------------
Telecommunications--Services & Equipment (0.6%)
187,510 RF Micro Devices, Inc. (b)     1,378,199
                                   -------------
Tobacco (0.5%)
 27,094 Altria Group, Inc.........     1,084,031
                                   -------------
Utilities--Electric (5.4%)
 69,900 Dominion Resources, Inc...     4,200,990
 75,380 Exelon Corp...............     4,332,088
 86,620 FirstEnergy Corp..........     2,987,524
                                   -------------
                                      11,520,602
                                   -------------

                        Security
 Shares                Description              Value
  ---------      -------------------------   ------------
Common Stocks, continued
Utilities--Telecommunications (4.9%)
   53,242       AT&T Corp................... $  1,131,925
  174,250       SBC Communications, Inc.....    4,070,480
  150,161       Verizon Communications......    5,234,612
                                             ------------
                                               10,437,017
                                             ------------
  Total Common Stocks (Cost $203,974,978)     210,046,199
                                             ------------
Investment Company (1.9%)
4,026,077       LEADER Money Market Fund,
                 Institutional Shares.......    4,026,077
                                             ------------
  Total Investment Company (Cost $4,026,077)    4,026,077
                                             ------------
  Total Investments (Cost $208,001,055)
   (a)--99.9%                                 214,072,276
  Other assets in excess of liabilities--0.1%      245,527
                                             ------------
  Net Assets--100.0%                         $214,317,803
                                             ============

--------
(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation.... $ 19,371,792
Unrealized depreciation....  (13,300,571)
                            ------------
Net unrealized appreciation $  6,071,221
                            ============

   Aggregate cost for federal income tax purposes is substantially the same.
(b) Non-income producing security.

ADR--American Depositary Receipt
NV--Naamloze Vennootschaap (Dutch Corp.)

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
Small Cap Fund

                       Schedule of Portfolio Investments
                                 July 31, 2003

                                  Security
          Shares                 Description                  Value
        ---------- --------------------------------------- ------------
        Common Stocks (88.5%)
        Aerospace/Defense (2.5%)
           177,100 AAR Corp............................... $  1,434,510
            64,200 Kaman Corp.............................      789,018
                                                           ------------
                                                              2,223,528
                                                           ------------
        Agricultural Services (1.3%)
            46,800 Delta & Pine Land Co...................    1,156,428
                                                           ------------
        Airlines (1.0%)
            61,300 Continental Airlines, Inc., Class B (b)      896,819
                                                           ------------
        Apparel (1.0%)
            26,700 Kellwood Co............................      877,095
                                                           ------------
        Appliances (1.0%)
           112,000 Applica, Inc...........................      919,520
                                                           ------------
        Automotive (1.1%)
            14,900 Oshkosh Truck Corp.....................      991,148
                                                           ------------
        Banks (7.7%)
            23,960 Associated Banc-Corp...................      900,417
            30,700 Banknorth Group, Inc...................      847,320
            25,200 Community Bank System, Inc.............    1,063,439
            30,300 F.N.B. Corp............................      955,965
            33,400 FirstMerit Corp........................      797,258
            33,900 Greater Bay Bancorp....................      664,101
            30,300 Oak Hill Financial, Inc................      892,335
            56,200 Riggs National Corp....................      909,316
                                                           ------------
                                                              7,030,151
                                                           ------------
        Building Materials (4.1%)
            27,900 Ameron International Corp..............      946,368
            58,800 Dycom Industries, Inc. (b).............    1,000,188
            85,900 Louisiana-Pacific Corp. (b)............    1,043,685
            21,700 Quanex Corp............................      687,890
                                                           ------------
                                                              3,678,131
                                                           ------------
        Business Equipment & Services (6.2%)
            23,300 CACI International, Inc., Class A (b)        916,622
           127,700 Danka Business Systems PLC,
                    ADR (b)...............................      440,565
            52,100 infoUSA, Inc. (b)......................      468,900
            29,900 PEC Solutions, Inc. (b)................      670,956
            37,500 RadiSys Corp. (b)......................      577,500
            95,100 Titan Corp. (The) (b)..................    1,458,834
            46,200 Viad Corp..............................    1,025,178
                                                           ------------
                                                              5,558,555
                                                           ------------
        Chemicals (1.2%)
            77,000 OM Group, Inc..........................    1,071,070
                                                           ------------
        Commercial Services (1.9%)
            45,300 Price Communications Corp. (b).........      575,310
            46,000 SOURCECORP, Inc. (b)...................    1,099,400
                                                           ------------
                                                              1,674,710
                                                           ------------
        Computers & Peripherals (1.4%)
            52,400 ATI Technologies, Inc. (b).............      650,808
            17,800 Imation Corp...........................      635,282
                                                           ------------
                                                              1,286,090
                                                           ------------
        Consumer Services (0.9%)
           188,400 Stewart Enterprises, Inc., Class A (b)       830,844
                                                           ------------

                                  Security
          Shares                 Description                  Value
        ---------- --------------------------------------- ------------
        Common Stocks, continued
        Diversified Operations (0.5%)
             9,500 Actuant Corp., Class A (b)............. $    462,650
                                                           ------------
        Educational Services (0.5%)
            21,600 Concorde Career Colleges, Inc. (b).....      447,120
                                                           ------------
        Electronic Components/Instruments (1.7%)
            82,000 Power-One, Inc. (b)....................      868,380
            21,500 Rogers Corp. (b).......................      633,820
                                                           ------------
                                                              1,502,200
                                                           ------------
        Electronics--Semiconductors (3.4%)
           245,100 Agere Systems, Inc., Class A (b).......      688,731
           133,700 ASE Test Ltd. (b)......................      903,812
            27,700 Photronics, Inc. (b)...................      508,295
            20,900 Planar Systems, Inc. (b)...............      504,108
            38,200 PMC-Sierra, Inc. (b)...................      468,332
                                                           ------------
                                                              3,073,278
                                                           ------------
        Food Processing & Packaging (1.4%)
            25,900 Chiquita Brands International, Inc. (b)      396,270
            43,350 Flowers Foods, Inc.....................      882,173
                                                           ------------
                                                              1,278,443
                                                           ------------
        Health Care (1.3%)
            42,400 LifePoint Hospitals, Inc. (b)..........    1,196,952
                                                           ------------
        Hotels & Lodging (0.8%)
            45,400 Extended Stay America, Inc. (b)........      679,184
                                                           ------------
        Insurance (4.2%)
           287,700 Meadowbrook Insurance Group, Inc. (b)        891,870
            52,500 Phoenix Cos., Inc. (The)...............      491,400
            21,700 Platinum Underwriters Holdings, Ltd.         586,985
            28,300 RLI Corp...............................      915,788
            33,100 Selective Insurance Group, Inc.........      842,726
                                                           ------------
                                                              3,728,769
                                                           ------------
        Machinery/Equipment (1.1%)
            59,910 Gerber Scientific, Inc. (b)............      507,438
            29,800 Rofin-Sinar Technologies, Inc. (b).....      441,040
                                                           ------------
                                                                948,478
                                                           ------------
        Manufacturing (1.8%)
            38,200 Cooper Tire & Rubber Co................      649,400
            59,100 Tredegar Corp..........................      930,825
                                                           ------------
                                                              1,580,225
                                                           ------------
        Media--Cable TV (0.3%)
            59,700 Charter Communications, Inc.,
                    Class A (b)...........................      290,739
                                                           ------------
        Medical--Biotechnology (1.2%)
            13,400 CV Therapeutics, Inc. (b)..............      478,246
            37,200 SangStat Medical Corp. (b).............      595,572
                                                           ------------
                                                              1,073,818
                                                           ------------
        Medical Instruments (1.2%)
            15,900 Inamed Corp. (b).......................    1,055,760
                                                           ------------
        Metals (3.3%)
            90,000 Allegheny Technologies, Inc............      679,500
            45,000 Cleveland-Cliffs, Inc. (b).............      886,500
            85,000 Commonweath Industries, Inc............      408,000

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS
Small Cap Fund

                 Schedule of Portfolio Investments, Continued
                                 July 31, 2003

                                  Security
            Shares               Description                Value
          ---------- ----------------------------------- ------------
          Common Stocks, continued
          Metals, continued
              57,800 Joy Global, Inc. (b)............... $    912,662
               5,600 Steel Technologies, Inc............       60,256
                                                         ------------
                                                            2,946,918
                                                         ------------
          Multimedia (1.8%)
              52,500 aQuantive, Inc. (b)................      519,750
             172,900 UnitedGlobalCom, Inc., Class A (b).    1,096,186
                                                         ------------
                                                            1,615,936
                                                         ------------
          Oil & Gas--Exploration & Production Services (1.7%)
             155,500 Newpark Resources, Inc. (b)........      747,955
              37,000 Westport Resources Corp. (b).......      767,750
                                                         ------------
                                                            1,515,705
                                                         ------------
          Pharmaceuticals (2.9%)
              47,200 Andrx Corp. (b)....................    1,070,496
              29,100 CIMA Labs, Inc. (b)................      838,080
             124,100 Medarex, Inc. (b)..................      689,996
                                                         ------------
                                                            2,598,572
                                                         ------------
          Publishing (0.9%)
              22,400 Lee Enterprises, Inc...............      831,712
                                                         ------------
          Raw Materials (1.1%)
              42,100 Georgia Gulf Corp..................      963,248
                                                         ------------
          Real Estate (4.3%)
              70,000 American Financial Realty Trust....    1,031,800
              39,000 Anworth Mortgage Asset Corp........      599,820
              21,100 Gables Residential Trust...........      669,925
              78,700 Innkeepers USA Trust...............      645,340
              23,800 Manufactured Home Communities, Inc.      871,080
                                                         ------------
                                                            3,817,965
                                                         ------------
          Recreational Products (0.8%)
              18,400 Toro Co............................      735,632
                                                         ------------
          Retail (2.8%)
              59,000 Duane Reade, Inc. (b)..............      988,250
              27,300 Jo-Ann Stores, Inc., Class A (b)...      738,465
              30,500 Men's Wearhouse, Inc. (The) (b)....      771,955
                                                         ------------
                                                            2,498,670
                                                         ------------
          Retail--Food Chain (0.9%)
              51,100 Casey's General Stores, Inc........      782,852
                                                         ------------
          Savings & Loans (5.3%)
              68,200 BankAtlantic Bancorp, Inc., Class A      951,390
              68,050 Brookline Bancorp, Inc.............    1,013,265
              25,200 First Essex Bancorp, Inc...........    1,251,432

                                  Security
            Shares               Description                 Value
          ---------- ------------------------------------ ------------
          Common Stocks, continued
          Savings & Loans, continued
              26,200 Parkvale Financial Corp............. $    642,948
              37,800 TierOne Corp. (b)...................      873,180
                                                          ------------
                                                             4,732,215
                                                          ------------
          Security & Protection Services (1.1%)
              58,600 Brink's Co. (The)...................      963,384
                                                          ------------
          Software & Computer Services (0.3%)
              32,000 MSC.Software Corp. (b)..............      237,440
                                                          ------------
          Telecommunications--Services & Equipment (3.1%)
              75,600 Cincinnati Bell, Inc. (b)...........      426,384
              22,600 Commonwealth Telephone
                      Enterprises, Inc. (b)..............      858,800
              70,300 Dobson Communications Corp.,
                      Class A (b)........................      452,732
              52,700 REMEC, Inc. (b).....................      506,447
              34,700 Tekelec (b).........................      509,049
                                                          ------------
                                                             2,753,412
                                                          ------------
          Transportation (3.4%)
              44,800 Genesee & Wyoming, Inc., Class A (b)    1,003,968
              39,282 Heartland Express, Inc. (b).........      997,763
              71,700 SCS Transportation, Inc. (b)........    1,076,217
                                                          ------------
                                                             3,077,948
                                                          ------------
          Utilities--Electric (1.3%)
              28,000 Black Hills Corp....................      859,320
              52,900 Sierra Pacific Resources (b)........      272,435
                                                          ------------
                                                             1,131,755
                                                          ------------
          Utilities--Gas (2.8%)
              27,000 Energen Corp........................      936,900
              57,015 Southern Union Co. (b)..............      878,601
              23,200 UGI Corp............................      732,424
                                                          ------------
                                                             2,547,925
                                                          ------------
            Total Common Stocks (Cost $64,407,042)          79,262,994
                                                          ------------
          Depositary Receipt (4.8%)
              32,000 iShares Russell 2000 Value Index
                      Fund...............................    4,329,600
                                                          ------------
            Total Depositary Receipt (Cost $4,249,111)       4,329,600
                                                          ------------
          Cash Sweep (4.7%)
           4,246,524 Bank of New York....................    4,246,524
                                                          ------------
            Total Cash Sweep (Cost $4,246,524)               4,246,524
                                                          ------------
            Total Investments (Cost $72,902,677)
             (a)--98.0%                                     87,839,118
            Other assets in excess of liabilities--2.0%      1,751,675
                                                          ------------
            Net Assets--100.0%                            $ 89,590,793
                                                          ============

--------
(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation.... $17,394,205
Unrealized depreciation....  (2,457,764)
                            -----------
Net unrealized appreciation $14,936,441
                            ===========

   Aggregate cost for federal income tax purposes is substantially the same.
(b) Non-income producing security.
ADR--American Depositary Receipt

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                         Notes to Financial Statements
                                 July 31, 2003

1. Organization

  Pacific Capital Funds (the "Trust") was organized on October 30, 1992, and is registered under the Investment Company Act of 1940, as amended ("the 1940 Act"), as an open-end management investment company established as a Massachusetts business trust. The Trust currently consists of the following investment portfolios (individually, a "Fund" and collectively, the "Funds"):
  Growth Stock Fund, Growth and Income Fund, New Asia Growth Fund, Diversified Fixed Income Fund, Ultra Short Government Fund, Short Intermediate U.S. Government Securities Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund, International Stock Fund, Value Fund, and Small Cap Fund. The Trust is authorized to issue an unlimited number of shares without par value in three classes of shares for each Fund: Class A, Class B and Class Y. Each class of shares for each Fund has identical rights and privileges except with respect to sales charges, distribution (12b-1) fees paid by Class A and B shares, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

  Effective June 1, 2003, the offering of Class B shares by all the Funds of the Trust was suspended. On and after June 1, 2003, investors are not able to make new purchases of Class B shares, except dividend or distribution reinvestments in Class B shares.

2. Significant Accounting Policies

  The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  Securities Valuation:

  Investments and options of the Funds for which the primary market is a national securities exchange are valued at the last reported sale price, or official closing price, on the day of valuation. In the absence of any sale of such securities on the valuation date, the valuations are based on the mean of the latest quoted bid and asked prices. Securities, including thinly traded, unlisted, and restricted securities, for which market quotations are not readily available, are valued at fair market value by The Asset Management Group of Bank of Hawaii (the "Advisor") under the supervision of the Trust's Board of Trustees. Investments in investment companies are valued at their respective net asset values as reported by such companies. Money market instruments and other debt securities maturing in 60 days or less are valued at either amortized cost, which approximates market value, or at original cost which combined with accrued interest, approximates market value. Under the amortized cost valuation method, the discount or premium is amortized on a constant basis to the maturity of the security. Investments in foreign securities, currency holdings and other assets and liabilities of New Asia Growth Fund and International Stock Fund are valued based on quotations from the primary market in which they are traded and translated from the local currency into U.S. dollars using current exchange rates.

  Securities Transactions and Related Income:

  Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2003


  Foreign Currency Translation:

  The accounting records of the Trust are maintained in U.S. dollars. Investment securities and other assets and liabilities of the New Asia Growth Fund and International Stock Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of the transactions.

  The New Asia Growth Fund and International Stock Fund do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

  Reported net realized foreign currency exchange gains or losses arise from sales and maturities of portfolio securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the differences between the amounts of assets and liabilities recorded and the U.S. dollar equivalents of the amounts actually received or paid. Net unrealized foreign currency appreciation or depreciation arises from changes in the values of assets and liabilities, including investments in securities, resulting from changes in currency exchange rates.

  Forward Currency Exchange Contracts:

  The New Asia Growth Fund and International Stock Fund may enter into foreign currency exchange contracts to convert U.S. dollars to and from various foreign currencies. A foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific foreign currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Funds do not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Funds' foreign currency contracts might be considered spot (typically a contract of one week or less) contracts or forward (contract length over one week) contracts. Spot contracts are entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. These Funds enter into foreign currency exchange contracts solely for spot or forward hedging purposes, and not for speculative purposes (i.e., the Funds do not enter into such contracts for the purpose of earning foreign currency gains). Foreign currency exchange contracts are adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward foreign exchange currency contract or if the value of the foreign currency changes unfavorably.

  Dividends to Shareholders:

  Dividends from net investment income are declared daily and paid monthly for the Diversified Fixed Income Fund, Ultra Short Government Fund, Short Intermediate U.S. Government Securities Fund, Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund. Dividends from net investment income are declared and paid quarterly for the Growth Stock Fund, Growth and Income Fund, New Asia Growth Fund, International Stock Fund, Value Fund and Small Cap Fund. Distributable net realized capital gains, if any, are declared and distributed annually for all the Funds.

  The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2003

  reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Concentration of Credit Risk:

  The Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund have a majority of their investments in the securities of issuers in Hawaii. Such concentration may subject the Fund to the effects of economic changes occurring within that State.

  The New Asia Growth Fund has a majority of its investments in securities of the Far East Asia region. Such concentration may subject the Fund to the effects of economic changes occurring within the region.

  Allocation Methodology:

  Expenses directly related to one Fund are charged to that Fund. Other operating expenses for the Funds or the Trust are prorated to the Funds on the basis of relative net assets or other appropriate basis.

  Income, expenses (other than expenses attributable to a specific share class), realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Class specific expenses are charged directly to the class incurring the expense.

3. Purchases and Sales of Securities

  Purchases and sales of securities (excluding short-term securities) for the year ended July 31, 2003 are as follows:

                                                    Purchases      Sales
                                                   ------------ ------------
Growth Stock Fund................................. $ 99,180,127 $ 75,352,838
Growth and Income Fund............................   68,508,956   60,990,370
New Asia Growth Fund..............................   27,100,589   22,643,931
Diversified Fixed Income Fund.....................  130,594,992  123,713,074
Ultra Short Government Fund.......................   59,223,139   21,785,000
Short Intermediate U.S. Government Securities Fund   43,004,889   11,329,112
Tax-Free Securities Fund..........................    5,226,124   37,338,231
Tax-Free Short Intermediate Securities Fund.......    6,509,408    2,584,815
International Stock Fund..........................   99,576,863   91,033,587
Value Fund........................................  154,590,676  155,378,393
Small Cap Fund....................................   68,403,828   71,350,175

4. Transactions with Affiliates

  Investment advisory services are provided to the Trust by the Advisor. For the Advisor's services, the Funds pay the Advisor as follows: Growth Stock Fund, Growth and Income Fund, and Value Fund--0.80% of the Funds' average daily net assets; New Asia Growth Fund and Ultra Short Government Fund--0.40% of the Funds' average daily net assets; Diversified Fixed Income Fund and Tax-Free Securities Fund--0.60% of the Funds' average daily net assets; Short Intermediate U.S. Government Securities Fund, Tax-Free Short Intermediate Securities Fund and Small Cap Fund--0.50% of the Funds' average daily net assets; International Stock Fund--0.45% of the Fund's average daily net assets. Certain Trustees and officers of the Trust are employees of either the Advisor or its affiliates and are not paid any fees directly by the Trust for serving in such capacities.

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2003


  First State Investments (formerly First State (Hong Kong) LLC) is the Sub-Advisor to the New Asia Growth Fund. Nicholas-Applegate Capital Management ("NACM") is the Sub-Advisor to the International Stock Fund and the Small Cap Fund. For the Sub-Advisors' services, the Funds pay the Sub-Advisors as follows: New Asia Growth Fund--0.50% of the Fund's average daily net assets; International Stock Fund--0.65% of the first $50 million of the Fund's average daily net assets, and 0.60% of it's average daily net assets in excess of $50 million; Small Cap Fund--0.60% of the first $50 million of the Fund's average daily net assets, and 0.55% of it's average daily net assets in excess of $50 million. Prior to October 1, 2002, all sub-advisory fees were borne by the Advisor, and not the Funds.

  BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of The BISYS Group, Inc. BISYS, with whom certain officers of the Trust are affiliated, serves the Trust as principal underwriter and distributor. Such officers are not paid any fees directly by the Funds for serving as officers of the Trust. BISYS Ohio serves the Trust as administrator. Under the terms of the administration agreement, BISYS Ohio's fees are computed at an annual rate of 0.16% of the average daily net assets of each Fund.

  The Trust has adopted for the Class A and Class B shares of each of the Funds a Class A Distribution Plan and a Class B Distribution Plan (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under the Plans each Fund pays BISYS a fee which will not exceed on an annual basis, 0.75% and 1.00%, respectively, of the average daily net assets attributable to the Class A and Class B shares of each Fund. These fees are for payments BISYS makes to banks, including the Advisor or its affiliates, other institutions and broker/dealers, and for expenses BISYS and any of its affiliates or subsidiaries incur for providing distribution or shareholder service assistance.

  Effective January 1, 2003, the Pacific Capital New Asia Growth Fund and Pacific Capital International Stock Fund implemented a redemption fee. This fee may be assessed on redemptions and exchanges of Fund shares within 90 days from the date the Fund shares were acquired. This fee will not apply to Fund shares acquired prior to January 1, 2003.

  For the year ended July 31, 2003, BISYS, as the Trust's principal underwriter, received approximately $205,401 from commissions on sales of Class A and Class B shares, of which $6,612 was retained by the principal underwriter or other affiliated broker-dealer.

  BISYS Ohio serves the Trust as fund accountant. Under the terms of the fund accounting agreement, BISYS Ohio is entitled to receive a fixed-dollar fee per Fund and is reimbursed for certain out-of-pocket expenses incurred in providing fund accounting services.

  BISYS Ohio serves the Trust as transfer agent. Under the terms of the transfer agency agreement, BISYS Ohio is entitled to receive fees and reimbursement for certain out-of-pocket expenses incurred in providing transfer agent services.

  Fees may be voluntarily reduced or expenses reimbursed to assist the Funds in maintaining competitive expense ratios. These amounts are disclosed on the Statements of Operations.

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2003


5. Capital Share Transactions:

  Transactions in capital shares for the Trust were as follows:

                         Growth Stock Fund      Growth and Income Fund
                     ------------------------  ------------------------
                        Amount       Shares       Amount       Shares
                     ------------  ----------  ------------  ----------
                        For the Year Ended        For the Year Ended
                           July 31, 2003             July 31, 2003
                     ------------------------  ------------------------
Class A:
Shares issued....... $    794,002     116,111  $    458,084      47,199
Dividends reinvested           --          --         9,875       1,028
Shares redeemed.....   (2,226,355)   (333,103)   (1,003,144)   (105,049)
                     ------------  ----------  ------------  ----------
Net Change.......... $ (1,432,353)   (216,992) $   (535,185)    (56,822)
                     ============  ==========  ============  ==========
Class B:
Shares issued....... $    408,072      62,518  $    314,186      34,022
Shares redeemed.....   (2,314,827)   (357,992)   (1,507,241)   (163,869)
                     ------------  ----------  ------------  ----------
Net Change.......... $ (1,906,755)   (295,474) $ (1,193,055)   (129,847)
                     ============  ==========  ============  ==========
Class Y:
Shares issued....... $ 97,236,084  14,135,813  $ 54,447,192   5,651,480
Dividends reinvested           --          --        50,111       5,086
Shares redeemed.....  (68,267,887) (9,536,077)  (45,452,881) (4,545,501)
                     ------------  ----------  ------------  ----------
Net Change.......... $ 28,968,197   4,599,736  $  9,044,422   1,111,065
                     ============  ==========  ============  ==========

                        For the Year Ended        For the Year Ended
                           July 31, 2002             July 31, 2002
                     ------------------------  ------------------------
Class A:
Shares issued....... $    969,671     107,597  $    848,305      68,472
Shares redeemed.....   (5,106,185)   (577,794)   (2,228,457)   (188,859)
                     ------------  ----------  ------------  ----------
Net Change.......... $ (4,136,514)   (470,197) $ (1,380,152)   (120,387)
                     ============  ==========  ============  ==========
Class B:
Shares issued....... $  1,451,173     168,292  $    682,498      58,504
Shares redeemed.....   (3,524,287)   (424,193)   (2,058,843)   (181,311)
                     ------------  ----------  ------------  ----------
Net Change.......... $ (2,073,114)   (255,901) $ (1,376,345)   (122,807)
                     ============  ==========  ============  ==========
Class Y:
Shares issued....... $ 44,376,625   4,901,855  $ 39,496,238   3,277,090
Dividends reinvested           --          --        20,119       1,665
Shares redeemed.....  (80,198,473) (8,814,396)  (39,036,638) (3,166,989)
                     ------------  ----------  ------------  ----------
Net Change.......... $(35,821,848) (3,912,541) $    479,719     111,766
                     ============  ==========  ============  ==========

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2003


5. Capital Share Transactions (continued):

  Transactions in capital shares for the Trust were as follows:

                       New Asia Growth Fund    Diversified Fixed Income Fund
                     ------------------------  ----------------------------
                        Amount       Shares        Amount         Shares
                     ------------  ----------  -------------   -----------
                        For the Year Ended         For the Year Ended
                           July 31, 2003              July 31, 2003
                     ------------------------  ----------------------------
Class A:
Shares issued....... $  8,254,007     960,004  $  10,551,678       916,978
Dividends reinvested        1,579         161        310,351        27,018
Shares redeemed.....   (8,565,630)   (986,327)    (8,796,698)     (762,287)
                     ------------  ----------  -------------   -----------
Net Change.......... $   (310,044)    (26,162) $   2,065,331       181,709
                     ============  ==========  =============   ===========
Class B:
Shares issued....... $     55,524       6,676  $   1,068,526        93,369
Dividends reinvested           --          --        212,372        18,528
Shares redeemed.....      (55,546)     (6,424)    (1,113,027)      (96,909)
                     ------------  ----------  -------------   -----------
Net Change.......... $        (22)        252  $     167,871        14,988
                     ============  ==========  =============   ===========
Class Y:
Shares issued....... $ 16,884,508   1,948,497  $ 102,268,745     8,829,242
Dividends reinvested       14,297       1,536      2,893,514       252,121
Shares redeemed.....  (13,706,030) (1,531,287)   (93,017,421)   (8,007,707)
                     ------------  ----------  -------------   -----------
Net Change.......... $  3,192,775     418,746  $  12,144,838     1,073,656
                     ============  ==========  =============   ===========

                        For the Year Ended         For the Year Ended
                           July 31, 2002              July 31, 2002
                     ------------------------  ----------------------------
Class A:
Shares issued....... $  3,749,111     369,052  $   1,893,293       173,497
Dividends reinvested           --          --        324,522        29,499
Shares redeemed.....   (4,020,146)   (391,088)    (3,371,707)     (308,107)
                     ------------  ----------  -------------   -----------
Net Change.......... $   (271,035)    (22,036) $  (1,153,892)     (105,111)
                     ============  ==========  =============   ===========
Class B:
Shares issued....... $     26,602       2,521  $   1,036,961        94,634
Dividends reinvested           --          --        175,383        15,975
Shares redeemed.....      (83,194)     (9,384)      (725,837)      (66,187)
                     ------------  ----------  -------------   -----------
Net Change.......... $    (56,592)     (6,863) $     486,507        44,422
                     ============  ==========  =============   ===========
Class Y:
Shares issued....... $ 28,658,100   2,902,349  $  95,790,472     8,681,877
Dividends reinvested          122          12      1,170,234       105,809
Shares redeemed.....  (30,498,918) (3,061,180)  (111,743,576)  (10,114,575)
                     ------------  ----------  -------------   -----------
Net Change.......... $ (1,840,696)   (158,819) $ (14,782,870)   (1,326,889)
                     ============  ==========  =============   ===========

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2003


5. Capital Share Transactions (continued):

  Transactions in capital shares for the Trust were as follows:

                                                    Short Intermediate
                             Ultra Short              U.S. Government
                           Government Fund            Securities Fund
                     --------------------------  ------------------------
                         Amount        Shares       Amount       Shares
                     -------------  -----------  ------------  ----------
                         For the Year Ended         For the Year Ended
                            July 31, 2003              July 31, 2003
                     --------------------------  ------------------------
Class A:
Shares issued....... $  10,153,475      986,435  $ 12,283,053   1,215,990
Dividends reinvested       344,808       33,490        61,059       6,055
Shares redeemed.....   (11,737,626)  (1,140,688)   (9,104,516)   (901,407)
                     -------------  -----------  ------------  ----------
Net Change.......... $  (1,239,343)    (120,763) $  3,239,596     320,638
                     =============  ===========  ============  ==========
Class B:
Shares issued....... $     939,560       91,194  $         --          --
Dividends reinvested        26,819        2,605            --          --
Shares redeemed.....      (361,943)     (35,197)           --          --
                     -------------  -----------  ------------  ----------
Net Change.......... $     604,436       58,602  $         --          --
                     =============  ===========  ============  ==========
Class Y:
Shares issued....... $ 192,951,426   18,738,665  $ 55,975,493   5,526,973
Dividends reinvested     1,254,423      121,766       606,943      60,296
Shares redeemed.....  (137,634,410) (13,362,464)  (28,971,109) (2,860,109)
                     -------------  -----------  ------------  ----------
Net Change.......... $  56,571,439    5,497,967  $ 27,611,327   2,727,160
                     =============  ===========  ============  ==========

                         For the Year Ended         For the Year Ended
                            July 31, 2002              July 31, 2002
                     --------------------------  ------------------------
Class A:
Shares issued....... $  10,252,262      999,926  $  6,399,749     645,212
Dividends reinvested       451,375       43,982        49,686       5,019
Shares redeemed.....   (11,745,912)  (1,145,137)   (5,440,001)   (547,786)
                     -------------  -----------  ------------  ----------
Net Change.......... $  (1,042,275)    (101,229) $  1,009,434     102,445
                     =============  ===========  ============  ==========
Class B:
Shares issued....... $     843,336       82,029  $         --          --
Dividends reinvested        23,595        2,299            --          --
Shares redeemed.....      (330,887)     (32,263)           --          --
                     -------------  -----------  ------------  ----------
Net Change.......... $     536,044       52,065  $         --          --
                     =============  ===========  ============  ==========
Class Y:
Shares issued....... $ 237,413,965   23,172,347  $ 52,678,793   5,316,645
Dividends reinvested     3,293,865      320,758       407,401      41,275
Shares redeemed.....  (206,399,153) (20,112,064)  (39,428,267) (3,976,642)
                     -------------  -----------  ------------  ----------
Net Change.......... $  34,308,677    3,381,041  $ 13,657,927   1,381,278
                     =============  ===========  ============  ==========

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2003

5. Capital Share Transactions (continued):

  Transactions in capital shares for the Trust were as follows:

                                                       Tax-Free
                                                  Short Intermediate
                     Tax-Free Securities Fund       Securities Fund
                     ------------------------  ------------------------
                        Amount       Shares       Amount       Shares
                     ------------  ----------  ------------  ----------
                        For the Year Ended        For the Year Ended
                           July 31, 2003             July 31, 2003
                     ------------------------  ------------------------
Class A:
Shares issued....... $  2,148,066     195,318  $    336,781      32,272
Dividends reinvested      455,258      41,614        64,372       6,171
Shares redeemed.....   (2,409,293)   (219,713)     (228,995)    (21,940)
                     ------------  ----------  ------------  ----------
Net Change.......... $    194,031      17,219  $    172,158      16,503
                     ============  ==========  ============  ==========
Class B:
Shares issued....... $    199,331      18,133  $         --          --
Dividends reinvested      108,025       9,886            --          --
Shares redeemed.....   (1,073,333)    (98,782)           --          --
                     ------------  ----------  ------------  ----------
Net Change.......... $   (765,977)    (70,763) $         --          --
                     ============  ==========  ============  ==========
Class Y:
Shares issued....... $ 32,547,775   2,951,050  $ 33,234,318   3,157,037
Dividends reinvested    2,413,368     222,567       334,244      32,033
Shares redeemed.....  (79,990,466) (7,261,015)  (19,441,424) (1,844,448)
                     ------------  ----------  ------------  ----------
Net Change.......... $(45,029,323) (4,087,398) $ 14,127,138   1,344,622
                     ============  ==========  ============  ==========

                        For the Year Ended        For the Year Ended
                           July 31, 2002             July 31, 2002
                     ------------------------  ------------------------
Class A:
Shares issued....... $  4,195,139     390,368  $  1,261,813     123,126
Dividends reinvested      434,420      40,696        52,675       5,142
Shares redeemed.....   (1,399,399)   (130,662)     (931,139)    (90,746)
                     ------------  ----------  ------------  ----------
Net Change.......... $  3,230,160     300,402  $    383,349      37,522
                     ============  ==========  ============  ==========
Class B:
Shares issued....... $  1,003,730      93,546  $         --          --
Dividends reinvested      141,930      13,308            --          --
Shares redeemed.....     (761,266)    (71,405)           --          --
                     ------------  ----------  ------------  ----------
Net Change.......... $    384,394      35,449  $         --          --
                     ============  ==========  ============  ==========
Class Y:
Shares issued....... $ 41,368,476   3,854,797  $ 21,292,806   2,071,550
Dividends reinvested    4,387,669     413,870        13,622       1,323
Shares redeemed.....  (68,352,683) (6,348,340)  (12,554,998) (1,218,877)
                     ------------  ----------  ------------  ----------
Net Change.......... $(22,596,538) (2,079,673) $  8,751,430     853,996
                     ============  ==========  ============  ==========

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2003

5. Capital Share Transactions (continued):

  Transactions in capital shares for the Trust were as follows:

                     International Stock Fund          Value Fund
                     ------------------------  -------------------------
                        Amount       Shares       Amount        Shares
                     ------------  ----------  ------------  -----------
                        For the Year Ended         For the Year Ended
                           July 31, 2003             July 31, 2003
                     ------------------------  -------------------------
Class A:
Shares issued....... $ 15,931,966   2,721,226  $    368,226       54,381
Dividends reinvested           --          --        20,160        2,949
Shares redeemed.....  (16,261,026) (2,764,493)     (375,626)     (55,445)
                     ------------  ----------  ------------  -----------
Net Change.......... $   (329,060)    (43,267) $     12,760        1,885
                     ============  ==========  ============  ===========
Class B:
Shares issued....... $     11,235       1,868  $    174,581       25,618
Dividends reinvested           --          --         3,507          524
Shares redeemed.....      (87,797)    (14,984)     (367,645)     (54,333)
                     ------------  ----------  ------------  -----------
Net Change.......... $    (76,562)    (13,116) $   (189,557)     (28,191)
                     ============  ==========  ============  ===========
Class Y:
Shares issued....... $ 18,694,187   3,153,781  $ 89,512,632   13,483,447
Dividends reinvested           --          --        43,711        6,378
Shares redeemed.....  (10,546,609) (1,760,198)  (91,632,660) (13,187,291)
                     ------------  ----------  ------------  -----------
Net Change.......... $  8,147,578   1,393,583  $ (2,076,317)     302,534
                     ============  ==========  ============  ===========

                        For the Year Ended         For the Year Ended
                           July 31, 2002             July 31, 2002
                     ------------------------  -------------------------
Class A:
Shares issued....... $  6,038,643     875,402  $  1,092,784      128,030
Dividends reinvested           --          --        10,405        1,310
Shares redeemed.....   (6,771,277)   (968,071)     (935,520)    (114,192)
                     ------------  ----------  ------------  -----------
Net Change.......... $   (732,634)    (92,669) $    167,669       15,148
                     ============  ==========  ============  ===========
Class B:
Shares issued....... $     50,474       7,096  $    509,644       60,443
Shares redeemed.....     (116,958)    (16,418)     (213,502)     (25,473)
                     ------------  ----------  ------------  -----------
Net Change.......... $    (66,484)     (9,322) $    296,142       34,970
                     ============  ==========  ============  ===========
Class Y:
Shares issued....... $ 31,364,773   4,354,051  $ 77,678,106    9,457,545
Dividends reinvested           --          --        19,610        2,501
Shares redeemed.....  (44,913,555) (6,191,769)  (53,974,761)  (6,457,303)
                     ------------  ----------  ------------  -----------
Net Change.......... $(13,548,782) (1,837,718) $ 23,722,955    3,002,743
                     ============  ==========  ============  ===========

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2003


5. Capital Share Transactions (continued):

  Transactions in capital shares for the Trust were as follows:

                          Small Cap Fund
                     ------------------------
                        Amount       Shares
                     ------------  ----------
                        For the Year Ended
                           July 31, 2003
                     ------------------------
Class A:
Shares issued....... $    274,132      24,441
Dividends reinvested      145,154      13,895
Shares redeemed.....     (242,169)    (22,036)
                     ------------  ----------
Net Change.......... $    177,117      16,300
                     ============  ==========
Class B:
Shares issued....... $    398,341      37,409
Dividends reinvested      233,202      22,863
Shares redeemed.....     (390,963)    (37,132)
                     ------------  ----------
Net Change.......... $    240,580      23,140
                     ============  ==========
Class Y:
Shares issued....... $ 39,167,209   3,446,523
Dividends reinvested    5,596,681     534,466
Shares redeemed.....  (34,719,701) (3,135,575)
                     ------------  ----------
Net Change.......... $ 10,044,189     845,414
                     ============  ==========

                        For the Year Ended
                           July 31, 2002
                     ------------------------
Class A:
Shares issued....... $    709,296      52,361
Dividends reinvested       71,233       5,623
Shares redeemed.....     (609,029)    (46,243)
                     ------------  ----------
Net Change.......... $    171,500      11,741
                     ============  ==========
Class B:
Shares issued....... $  1,455,831     108,532
Dividends reinvested       80,425       6,464
Shares redeemed.....     (170,257)    (12,977)
                     ------------  ----------
Net Change.......... $  1,365,999     102,019
                     ============  ==========
Class Y:
Shares issued....... $ 54,148,882   4,089,207
Dividends reinvested    3,328,751     262,585
Shares redeemed.....  (37,337,889) (2,737,517)
                     ------------  ----------
Net Change.......... $ 20,139,744   1,614,275
                     ============  ==========

6. Federal Income Tax Information

  It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2003

  distributions from net investment income and from net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with applicable country's tax rules and rates.

  The tax character of distributions during the fiscal year ended July 31, 2003 was as follows (amounts in thousands):

                                               Distribution Paid From
                                              ------------------------
                                                 Net          Net          Total                       Total
                                              Investment   Long-Term      Taxable     Tax Exempt   Distributions
                                                Income   Capital Gains Distributions Distributions     Paid
                                              ---------- ------------- ------------- ------------- -------------
Growth and Income Fund.......................  $   568      $   --        $   568       $    --       $   568
New Asia Growth Fund.........................       64          --             64            --            64
Diversified Fixed Income Fund................   10,613       2,062         12,675            --        12,675
Ultra Short Government Fund..................    5,572          --          5,572            --         5,572
Short Intermediate U.S. Government Securities
 Fund........................................    2,409         514          2,923            --         2,923
Tax-Free Securities Fund.....................      243       2,395          2,638        18,309        20,947
Tax-Free Short Intermediate Securities Fund..       60         193            253         1,471         1,724
Value Fund...................................    2,562          --          2,562            --         2,562
Small Cap Fund...............................    5,106       2,833          7,939            --         7,939

  The tax character of distributions during the fiscal year ended July 31, 2002 was as follows (amounts in thousands):

                                              Distributions Paid From
                                              ------------------------
                                                 Net          Net          Total          Tax          Total
                                              Investment   Long-Term      Taxable       Exempt     Distributions
                                                Income   Capital Gains Distributions Distributions     Paid*
                                              ---------- ------------- ------------- ------------- -------------
Growth and Income Fund.......................  $   190      $   --        $   190       $    --       $   190
New Asia Growth Fund.........................       --**        --             --            --            --
Diversified Fixed Income Fund................   12,042          --         12,042            --        12,042
Ultra Short Government Fund..................    8,078          32          8,110            --         8,110
Short Intermediate U.S. Gov't Securities Fund    2,514          --          2,514            --         2,514
Tax-Free Securities Fund.....................      185       4,512          4,697        20,422        25,119
Tax-Free Short Intermediate Securities Fund..        2          --              2         1,446         1,448
Value Fund...................................    1,677          --          1,677            --         1,677
Small Cap Fund...............................    2,011       3,628          5,639            --         5,639
Balanced Fund................................    3,501          --          3,501            --         3,501

* Total distributions paid differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.
** Less than $1,000.

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2003


  As of July 31, 2003, the components of accumulated earnings/(deficit) on a tax basis was as follows (amounts in thousands):

                                                                                                           Total
                                   Undistributed Undistributed             Accumulated    Unrealized    Accumulated
                                     Ordinary      Long-Term   Accumulated  Capital &    Appreciation/   Earnings/
                                      Income     Capital Gains  Earnings   Other Losses (Depreciation)*  (Deficit)
                                   ------------- ------------- ----------- ------------ --------------- -----------
Growth Stock Fund.................    $   --        $   --       $   --     $(132,178)      $ 2,131      $(130,047)
Growth and Income Fund............        20            --           20       (39,468)          246        (39,202)
New Asia Growth Fund..............        --            --           --        (5,584)        2,354         (3,230)
Diversified Fixed Income Fund.....     1,120         3,724        4,844        (2,158)        9,434         12,120
Ultra Short Government Fund.......        21            --           21            (4)        2,121          2,138
Short Intermediate U.S. Government
 Securities Fund..................        15            20           35            --         1,496          1,531
International Stock Fund..........        --            --           --       (44,954)        5,796        (39,158)
Value Fund........................        93            --           93       (45,407)        3,841        (41,473)
Small Cap Fund....................        --            --           --           (30)       14,835         14,805

* The differences between book-basis and tax basis unrealized appreciation/(depreciation) is attributable to the tax deferral of losses on wash sales for the Growth Stock Fund, Growth and Income Fund, New Asia Growth Fund, International Stock Fund, Value Fund, and Small Cap Fund.

                                                 Undistributed                                         Total
                                       ---------------------------------               Unrealized   Accumulated
                                       Tax Exempt Ordinary   Long-Term   Accumulated Appreciation/   Earnings/
                                         Income    Income  Capital Gains  Earnings   (Depreciation)  (Deficit)
                                       ---------- -------- ------------- ----------- -------------- -----------
Tax-Free Securities Fund..............    $48       $--**     $1,387       $1,435       $30,942       $32,377
Tax-Free Short Intermediate Securities
 Fund.................................      4        --           --            4         1,568         1,572

** Less than $1,000.

  Capital Loss Carryforward

  On July 31, 2003, the Funds' most recent fiscal year end for tax purposes, the following Funds had net capital loss carryforwards to offset future net capital gains, if any:

                                Amount    Expires
                              ----------- -------
Growth Stock Fund............ $   709,011  2009
                               38,902,738  2010
                               82,021,934  2011
Growth and Income Fund.......   7,912,252  2010
                               28,653,978  2011
New Asia Growth Fund.........     683,203  2007
                                  400,314  2009
                                2,794,727  2010
                                  529,712  2011
Diversified Fixed Income Fund   2,061,471  2004
                                   58,103  2005
                                   38,240  2006
International Stock Fund.....   1,431,316  2009
                               29,506,697  2010
                                9,834,840  2011
Value Fund...................   3,347,910  2010
                               36,042,699  2011
Small Cap Fund...............      29,610  2011

                                   Continued

PACIFIC CAPITAL FUNDS

                                 July 31, 2003


  Post October Loss Deferral

  Capital (and foreign currency) losses incurred after October 31 within a Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and will elect to defer such capital losses (and foreign currency losses):

                             Post October      Foreign
                            Capital Losses Currency Losses
                            -------------- ---------------
Growth Stock Fund..........  $10,544,089      $     --
Growth and Income Fund.....    2,901,475            --
New Asia Growth Fund.......    1,173,295         2,574
Ultra Short Government Fund        4,227            --
International Stock Fund...    3,641,415       539,640
Value Fund.................    6,016,557            --

  Dividend Received Deduction

  For corporate shareholders, the following percentages of the total ordinary income distributions paid during the fiscal year ended July 31, 2003 qualify for the corporate dividends received deduction for the following Funds:

                       Percentage
                       ----------
Growth and Income Fund    100%
Value Fund............    100%
Small Cap Fund........     27%

  Additional Tax Information (unaudited)

  For the fiscal year ended July 31, 2003, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2003 Form 1099-DIV.

  For the year ended July 31, 2003, the following Funds paid qualified dividend income of (amounts in thousands):

                       Amount
                       ------
Growth and Income Fund $  283
Value Fund............  1,502

                                   Continued

PACIFIC CAPITAL FUNDS -- GROWTH STOCK FUND

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the year)

                                          Investment Activities                   Distributions
                                   -----------------------------------  --------------------------------

                         Net Asset             Net Realized                                               Net Asset
                          Value,      Net     and Unrealized Total from    Net       Net                   Value,
                         Beginning Investment Gains (Losses) Investment Investment Realized     Total      End of    Total
                          of Year     Loss    on Investments Activities   Income    Gains   Distributions   Year    Return*
-----------------------------------------------------------------------------------------------------------------------------
CLASS A
Year Ended July 31, 2003  $ 6.90     $(0.04)      $ 0.74       $ 0.70     $   --    $   --     $   --      $ 7.60    10.14%
Year Ended July 31, 2002   10.25      (0.08)       (3.27)       (3.35)        --        --         --        6.90   (32.68%)
Year Ended July 31, 2001   19.73      (0.09)       (4.67)       (4.76)        --     (4.72)     (4.72)      10.25   (30.04%)
Year Ended July 31, 2000   17.45      (0.11)        7.24         7.13         --     (4.85)     (4.85)      19.73    45.24%
Year Ended July 31, 1999   17.75      (0.08)        2.80         2.72      (0.01)    (3.01)     (3.02)      17.45    17.40%
-----------------------------------------------------------------------------------------------------------------------------
CLASS B
Year Ended July 31, 2003  $ 6.62     $(0.09)      $ 0.70       $ 0.61     $   --    $   --     $   --      $ 7.23     9.21%
Year Ended July 31, 2002    9.89      (0.14)       (3.13)       (3.27)        --        --         --        6.62   (33.06%)
Year Ended July 31, 2001   19.32      (0.16)       (4.55)       (4.71)        --     (4.72)     (4.72)       9.89   (30.51%)
Year Ended July 31, 2000   17.28      (0.18)        7.07         6.89         --     (4.85)     (4.85)      19.32    44.14%
Year Ended July 31, 1999   17.72      (0.10)        2.67         2.57         --     (3.01)     (3.01)      17.28    16.55%
-----------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year Ended July 31, 2003  $ 7.06     $(0.02)      $ 0.75       $ 0.73     $   --    $   --     $   --      $ 7.79    10.34%
Year Ended July 31, 2002   10.44      (0.05)       (3.33)       (3.38)        --        --         --        7.06   (32.38%)
Year Ended July 31, 2001   19.95      (0.06)       (4.73)       (4.79)        --     (4.72)     (4.72)      10.44   (29.84%)
Year Ended July 31, 2000   17.56      (0.08)        7.32         7.24         --     (4.85)     (4.85)      19.95    45.56%
Year Ended July 31, 1999   17.81      (0.06)        2.82         2.76         --     (3.01)     (3.01)      17.56    17.72%
-----------------------------------------------------------------------------------------------------------------------------

                                            Ratios/Supplemental Data
                         -------------------------------------------------------------
                                                 Ratio of Net
                                       Ratio of   Investment    Ratio of
                         Net Assets,   Expenses    Loss to      Expenses
                            End of    to Average   Average     to Average   Portfolio
                         Year (000's) Net Assets  Net Assets  Net Assets** Turnover (a)
---------------------------------------------------------------------------------------
CLASS A
Year Ended July 31, 2003   $ 11,231      1.35%      (0.58%)       1.85%        33.11%
Year Ended July 31, 2002     11,701      1.34%      (0.80%)       1.86%        36.85%
Year Ended July 31, 2001     22,182      1.33%      (0.69%)       1.87%        97.27%
Year Ended July 31, 2000     30,971      1.30%      (0.70%)       1.84%       117.11%
Year Ended July 31, 1999     17,417      1.32%      (0.58%)       1.85%        81.02%
---------------------------------------------------------------------------------------
CLASS B
Year Ended July 31, 2003   $ 13,630      2.10%      (1.33%)       2.10%        33.11%
Year Ended July 31, 2002     14,431      2.09%      (1.55%)       2.11%        36.85%
Year Ended July 31, 2001     24,084      2.08%      (1.45%)       2.12%        97.27%
Year Ended July 31, 2000     28,789      2.06%      (1.46%)       2.10%       117.11%
Year Ended July 31, 1999      9,988      2.06%      (1.35%)       2.10%        81.02%
---------------------------------------------------------------------------------------
CLASS Y
Year Ended July 31, 2003   $251,310      1.10%      (0.33%)       1.10%        33.11%
Year Ended July 31, 2002    195,252      1.09%      (0.55%)       1.11%        36.85%
Year Ended July 31, 2001    329,572      1.08%      (0.44%)       1.12%        97.27%
Year Ended July 31, 2000    504,125      1.05%      (0.45%)       1.09%       117.11%
Year Ended July 31, 1999    382,298      1.07%      (0.32%)       1.11%        81.02%
---------------------------------------------------------------------------------------

* Excludes sales charge for class A and contingent deferred sales charge for class B.
** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS -- GROWTH AND INCOME FUND

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the year)


                                           Investment Activities                   Distributions
                                   ------------------------------------  ---------------------------------


                         Net Asset    Net       Net Realized                                                Net Asset
                          Value,   Investment  and Unrealized Total from    Net        Net                   Value,
                         Beginning   Income    Gains (Losses) Investment Investment  Realized     Total      End of    Total
                          of Year    (Loss)    on Investments Activities   Income     Gains   Distributions   Year    Return*
-------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year Ended July 31, 2003  $ 9.89     $ 0.02        $ 0.80       $ 0.82     $(0.02)    $   --     $(0.02)     $10.69     8.31%
Year Ended July 31, 2002   13.89         --         (4.00)       (4.00)        --         --         --        9.89   (28.80%)
Year Ended July 31, 2001   21.33      (0.03)        (4.72)       (4.75)        --      (2.69)     (2.69)      13.89   (24.39%)
Year Ended July 31, 2000   18.89      (0.04)         5.16         5.12         --      (2.68)     (2.68)      21.33    28.85%
Year Ended July 31, 1999   18.72      (0.02)         2.38         2.36         --      (2.19)     (2.19)      18.89    13.67%
-------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year Ended July 31, 2003  $ 9.50     $(0.05)       $ 0.76       $ 0.71     $   --     $   --     $   --      $10.21     7.47%
Year Ended July 31, 2002   13.44      (0.10)        (3.84)       (3.94)        --         --         --        9.50   (29.32%)
Year Ended July 31, 2001   20.88      (0.14)        (4.61)       (4.75)        --      (2.69)     (2.69)      13.44   (24.97%)
Year Ended July 31, 2000   18.66      (0.15)         5.05         4.90         --      (2.68)     (2.68)      20.88    27.95%
Year Ended July 31, 1999   18.68      (0.08)         2.25         2.17         --      (2.19)     (2.19)      18.66    12.58%
-------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year Ended July 31, 2003  $ 9.96     $ 0.04        $ 0.80       $ 0.84     $(0.04)    $   --     $(0.04)     $10.76     8.52%
Year Ended July 31, 2002   13.97       0.03         (4.02)       (3.99)     (0.02)        --      (0.02)       9.96   (28.60%)
Year Ended July 31, 2001   21.39       0.01         (4.74)       (4.73)        --(b)   (2.69)     (2.69)      13.97   (24.19%)
Year Ended July 31, 2000   18.90         --(b)       5.18         5.18      (0.01)     (2.68)     (2.69)      21.39    29.22%
Year Ended July 31, 1999   18.75       0.03          2.34         2.37      (0.03)     (2.19)     (2.22)      18.90    13.69%
-------------------------------------------------------------------------------------------------------------------------------

                                            Ratios/Supplemental Data
                         --------------------------------------------------------------
                                                 Ratio of Net
                                                  Investment
                                       Ratio of     Income      Ratio of
                         Net Assets,   Expenses   (Loss) to     Expenses
                            End of    to Average   Average     to Average   Portfolio
                         Year (000's) Net Assets  Net Assets  Net Assets** Turnover (a)
---------------------------------------------------------------------------------------
CLASS A
Year Ended July 31, 2003   $  5,548     1.37%        0.24%       1.87%        46.92%
Year Ended July 31, 2002      5,696     1.35%       (0.03%)      1.88%        43.28%
Year Ended July 31, 2001      9,669     1.35%       (0.16%)      1.89%        43.24%
Year Ended July 31, 2000     12,540     1.33%       (0.22%)      1.87%        60.51%
Year Ended July 31, 1999      9,593     1.35%       (0.12%)      1.89%        65.56%
---------------------------------------------------------------------------------------
CLASS B
Year Ended July 31, 2003   $  7,507     2.12%       (0.51%)      2.12%        46.92%
Year Ended July 31, 2002      8,222     2.10%       (0.79%)      2.13%        43.28%
Year Ended July 31, 2001     13,282     2.10%       (0.92%)      2.14%        43.24%
Year Ended July 31, 2000     15,593     2.08%       (0.99%)      2.12%        60.51%
Year Ended July 31, 1999      8,265     2.09%       (0.90%)      2.13%        65.56%
---------------------------------------------------------------------------------------
CLASS Y
Year Ended July 31, 2003   $138,027     1.12%        0.49%       1.12%        46.92%
Year Ended July 31, 2002    116,719     1.10%        0.20%       1.13%        43.28%
Year Ended July 31, 2001    162,138     1.10%        0.09%       1.14%        43.24%
Year Ended July 31, 2000    201,600     1.08%        0.03%       1.12%        60.51%
Year Ended July 31, 1999    157,891     1.10%        0.15%       1.14%        65.56%
---------------------------------------------------------------------------------------

* Excludes sales charge for class A and contingent deferred sales charge for class B.
** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b) Less than $0.01 per share.


                      See notes to financial statements.

PACIFIC CAPITAL FUNDS -- NEW ASIA GROWTH FUND

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the year)

                                            Investment Activities                    Distributions
                                   --------------------------------------  -------------------------------

                         Net Asset                Net Realized                                                Net Asset
                          Value,        Net      and Unrealized Total from    Net        Net                   Value,
                         Beginning  Investment   Gains (Losses) Investment Investment  Realized     Total      End of    Total
                          of Year  Income (Loss) on Investments Activities   Income     Gains   Distributions   Year    Return*
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year Ended July 31, 2003  $ 9.83      $ 0.02         $(0.07)      $(0.05)    $(0.01)     $--       $(0.01)     $ 9.77    (0.47%)
Year Ended July 31, 2002    9.42       (0.01)          0.42         0.41         --       --           --        9.83     4.35%
Year Ended July 31, 2001   12.50       (0.05)         (3.03)       (3.08)        --       --           --        9.42   (24.64%)
Year Ended July 31, 2000   10.57       (0.17)          2.10         1.93         --       --           --       12.50    18.26%
Year Ended July 31, 1999    6.35       (0.05)          4.29         4.24      (0.02)      --        (0.02)      10.57    66.99%
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year Ended July 31, 2003  $ 9.60      $(0.04)        $(0.08)      $(0.12)    $   --      $--       $   --      $ 9.48    (1.25%)
Year Ended July 31, 2002    9.22       (0.10)          0.48         0.38         --       --           --        9.60     4.12%
Year Ended July 31, 2001   12.34       (0.15)         (2.97)       (3.12)        --       --           --        9.22   (25.28%)
Year Ended July 31, 2000   10.50       (0.13)         1. 97         1.84         --       --           --       12.34    17.52%
Year Ended July 31, 1999    6.34       (0.02)          4.18         4.16         --       --           --       10.50    65.66%
---------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year Ended July 31, 2003  $ 9.93      $ 0.05         $(0.06)      $(0.01)    $(0.03)     $--       $(0.03)     $ 9.89    (0.13%)
Year Ended July 31, 2002    9.49        0.01           0.43         0.44         --(b)    --           --(b)     9.93     4.64%
Year Ended July 31, 2001   12.58       (0.02)         (3.07)       (3.09)        --       --           --        9.49   (24.56%)
Year Ended July 31, 2000   10.60       (0.09)          2.07         1.98         --       --           --       12.58    18.68%
Year Ended July 31, 1999    6.37       (0.06)          4.33         4.27      (0.04)      --        (0.04)      10.60    67.38%
---------------------------------------------------------------------------------------------------------------------------------

                                            Ratios/Supplemental Data
                         --------------------------------------------------------------
                                                 Ratio of Net
                                      Ratio of    Investment     Ratio of
                         Net Assets, Expenses to Income (Loss) Expenses to
                         End of Year   Average    to Average     Average     Portfolio
                           (000's)   Net Assets   Net Assets   Net Assets** Turnover (a)
----------------------------------------------------------------------------------------
CLASS A
Year Ended July 31, 2003   $ 1,264      2.10%         0.22%        2.61%       110.44%
Year Ended July 31, 2002     1,530      1.96%        (0.07%)       2.48%        70.55%
Year Ended July 31, 2001     1,673      1.98%        (0.40%)       2.53%       115.95%
Year Ended July 31, 2000     2,704      1.99%        (1.22%)       2.54%       172.57%
Year Ended July 31, 1999     2,379      2.14%        (0.52%)       2.78%       152.58%
----------------------------------------------------------------------------------------
CLASS B
Year Ended July 31, 2003   $   424      2.85%        (0.51%)       2.86%       110.44%
Year Ended July 31, 2002       426      2.71%        (0.91%)       2.74%        70.55%
Year Ended July 31, 2001       473      2.73%        (1.16%)       2.78%       115.95%
Year Ended July 31, 2000       823      2.75%        (1.94%)       2.80%       172.57%
Year Ended July 31, 1999       311      2.82%        (1.33%)       2.95%       152.58%
----------------------------------------------------------------------------------------
CLASS Y
Year Ended July 31, 2003   $23,937      1.85%         0.59%        1.86%       110.44%
Year Ended July 31, 2002    19,870      1.71%         0.13%        1.73%        70.55%
Year Ended July 31, 2001    20,512      1.73%        (0.17%)       1.78%       115.95%
Year Ended July 31, 2000    25,740      1.74%        (0.95%)       1.79%       172.57%
Year Ended July 31, 1999    15,954      1.90%        (0.33%)       2.05%       152.58%
----------------------------------------------------------------------------------------

* Excludes sales charge for class A and contingent deferred sales charge for class B.
** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b) Less than $0.01 per share.

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS -- DIVERSIFIED FIXED INCOME FUND

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the year)


                                          Investment Activities                   Distributions
                                   ------------------------------------ --------------------------------

                         Net Asset             Net Realized                                               Net Asset
                          Value,      Net     and Unrealized Total from    Net       Net                   Value,
                         Beginning Investment Gains (Losses) Investment Investment Realized     Total      End of    Total
                          of Year    Income   on Investments Activities   Income    Gains   Distributions   Year    Return*
----------------------------------------------------------------------------------------------------------------------------
CLASS A
Year Ended July 31, 2003  $11.22     $0.47        $ 0.17       $0.64      $(0.47)   $(0.11)    $(0.58)     $11.28    5.76%
Year Ended July 31, 2002   10.89      0.53          0.33        0.86       (0.53)       --      (0.53)      11.22    8.13%
Year Ended July 31, 2001   10.22      0.58          0.67        1.25       (0.58)       --      (0.58)      10.89   12.48%
Year Ended July 31, 2000   10.39      0.58         (0.17)       0.41       (0.58)       --      (0.58)      10.22    4.09%
Year Ended July 31, 1999   10.92      0.56         (0.43)       0.13       (0.56)    (0.10)     (0.66)      10.39    1.02%
----------------------------------------------------------------------------------------------------------------------------
CLASS B
Year Ended July 31, 2003  $11.20     $0.38        $ 0.17       $0.55      $(0.38)   $(0.11)    $(0.49)     $11.26    4.96%
Year Ended July 31, 2002   10.87      0.45          0.33        0.78       (0.45)       --      (0.45)      11.20    7.34%
Year Ended July 31, 2001   10.20      0.50          0.67        1.17       (0.50)       --      (0.50)      10.87   11.68%
Year Ended July 31, 2000   10.37      0.50         (0.17)       0.33       (0.50)       --      (0.50)      10.20    3.34%
Year Ended July 31, 1999   10.91      0.48         (0.44)       0.04       (0.48)    (0.10)     (0.58)      10.37    0.24%
----------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year Ended July 31, 2003  $11.29     $0.50        $ 0.17       $0.67      $(0.50)   $(0.11)    $(0.61)     $11.35    6.00%
Year Ended July 31, 2002   10.96      0.56          0.33        0.89       (0.56)       --      (0.56)      11.29    8.38%
Year Ended July 31, 2001   10.28      0.61          0.68        1.29       (0.61)       --      (0.61)      10.96   12.83%
Year Ended July 31, 2000   10.45      0.61         (0.17)       0.44       (0.61)       --      (0.61)      10.28    4.37%
Year Ended July 31, 1999   11.00      0.59         (0.45)       0.14       (0.59)    (0.10)     (0.69)      10.45    1.10%
----------------------------------------------------------------------------------------------------------------------------

                                           Ratios/Supplemental Data
                         -------------------------------------------------------------
                                                Ratio of Net
                                      Ratio of   Investment    Ratio of
                         Net Assets,  Expenses     Income    Expenses to
                         End of Year to Average  to Average    Average     Portfolio
                           (000's)   Net Assets  Net Assets  Net Assets** Turnover (a)
--------------------------------------------------------------------------------------
CLASS A
Year Ended July 31, 2003  $  8,841     0.97%       4.04%        1.62%        52.53%
Year Ended July 31, 2002     6,755     0.96%       4.86%        1.63%        71.59%
Year Ended July 31, 2001     7,702     0.95%       5.43%        1.65%        58.91%
Year Ended July 31, 2000     5,252     0.97%       5.70%        1.66%        84.65%
Year Ended July 31, 1999     2,228     0.98%       5.08%        1.67%        60.00%
--------------------------------------------------------------------------------------
CLASS B
Year Ended July 31, 2003  $  5,193     1.72%       3.30%        1.87%        52.53%
Year Ended July 31, 2002     4,997     1.71%       4.11%        1.88%        71.59%
Year Ended July 31, 2001     4,367     1.70%       4.67%        1.90%        58.91%
Year Ended July 31, 2000     2,760     1.71%       4.95%        1.90%        84.65%
Year Ended July 31, 1999     2,078     1.72%       4.39%        1.91%        60.00%
--------------------------------------------------------------------------------------
CLASS Y
Year Ended July 31, 2003  $235,902     0.72%       4.30%        0.87%        52.53%
Year Ended July 31, 2002   222,500     0.71%       5.11%        0.88%        71.59%
Year Ended July 31, 2001   230,523     0.70%       5.70%        0.90%        58.91%
Year Ended July 31, 2000   241,169     0.71%       5.95%        0.90%        84.65%
Year Ended July 31, 1999   199,413     0.73%       5.34%        0.92%        60.00%
--------------------------------------------------------------------------------------

* Excludes sales charge for class A and contingent deferred sales charge for class B.
** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS -- ULTRA SHORT GOVERNMENT FUND

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)


                                                Investment Activities                    Distributions
                                         ------------------------------------ ----------------------------------

                               Net Asset             Net Realized                                                 Net Asset
                                Value,      Net     and Unrealized Total from    Net       Net                     Value,
                               Beginning Investment Gains (Losses) Investment Investment Realized       Total      End of
                               of Period   Income   on Investments Activities   Income    Gains     Distributions  Period
----------------------------------------------------------------------------------------------------------------------------
CLASS A
Year Ended July 31, 2003        $10.31     $0.23        $(0.06)      $0.17      $(0.23)   $(0.01)      $(0.24)     $10.24
Year Ended July 31, 2002         10.20      0.30          0.11        0.41       (0.30)       --(d)     (0.30)      10.31
Year Ended July 31, 2001 (b)     10.02      0.55          0.18        0.73       (0.55)       --        (0.55)      10.20
----------------------------------------------------------------------------------------------------------------------------
CLASS B
Year Ended July 31, 2003        $10.31     $0.15        $(0.06)      $0.09      $(0.15)   $(0.01)      $(0.16)     $10.24
Year Ended July 31, 2002         10.21      0.22          0.10        0.32       (0.22)       --(d)     (0.22)      10.31
Year Ended July 31, 2001 (b)     10.02      0.48          0.19        0.67       (0.48)       --        (0.48)      10.21
----------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year Ended July 31, 2003        $10.32     $0.26        $(0.06)      $0.20      $(0.26)   $(0.01)      $(0.27)     $10.25
Year Ended July 31, 2002         10.21      0.33          0.11        0.44       (0.33)       --(d)     (0.33)      10.32
Year Ended July 31, 2001         10.02      0.58          0.19        0.77       (0.58)       --        (0.58)      10.21
Period Ended July 31, 2000 (c)   10.00      0.11          0.02        0.13       (0.11)       --        (0.11)      10.02
----------------------------------------------------------------------------------------------------------------------------

                                                           Ratios/Supplemental Data
                                         -------------------------------------------------------------
                                                                Ratio of Net
                                         Net Assets,  Ratio of   Investment    Ratio of
                                           End of     Expenses   Income to     Expenses
                                Total      Period    to Average   Average     to Average   Portfolio
                               Return*     (000's)   Net Assets  Net Assets  Net Assets** Turnover (a)
------------------------------------------------------------------------------------------------------
CLASS A
Year Ended July 31, 2003        1.67%     $ 12,787     0.62%       2.23%        1.42%        17.41%
Year Ended July 31, 2002        4.10%       14,116     0.62%       2.93%        1.42%        26.15%
Year Ended July 31, 2001 (b)    7.46%       15,002     0.64%       5.20%        1.51%         8.22%
------------------------------------------------------------------------------------------------------
CLASS B
Year Ended July 31, 2003        0.91%     $  1,994     1.37%       1.46%        1.67%        17.41%
Year Ended July 31, 2002        3.22%        1,403     1.37%       2.14%        1.67%        26.15%
Year Ended July 31, 2001 (b)    6.79%          858     1.39%       4.48%        1.76%         8.22%
------------------------------------------------------------------------------------------------------
CLASS Y
Year Ended July 31, 2003        1.92%     $240,916     0.37%       2.47%        0.67%        17.41%
Year Ended July 31, 2002        4.35%      185,806     0.37%       3.16%        0.67%        26.15%
Year Ended July 31, 2001        7.85%      149,445     0.39%       5.56%        0.76%         8.22%
Period Ended July 31, 2000 (c)  1.27%(f)    47,483     0.40%(e)    6.38%(e)     1.28%(e)      0.00%
------------------------------------------------------------------------------------------------------

* Excludes sales charge for class A and contingent deferred sales charge for class B.
** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b) Period from August 1, 2000 (commencement of operations) to July 31, 2001.
(c) Period from June 1, 2000 (commencement of operations) to July 31, 2000.
(d) Less than $0.01 per share.
(e) Annualized
(f) Not Annualized

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS -- SHORT INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the year)

                                          Investment Activities                   Distributions
                                   ------------------------------------ --------------------------------

                         Net Asset             Net Realized                                               Net Asset
                          Value,      Net     and Unrealized Total from    Net       Net                   Value,
                         Beginning Investment Gains (Losses) Investment Investment Realized     Total      End of    Total
                          of Year    Income   on Investments Activities   Income    Gains   Distributions   Year    Return*
----------------------------------------------------------------------------------------------------------------------------
CLASS A
Year Ended July 31, 2003  $10.06     $0.31        $ 0.02       $0.33      $(0.31)   $(0.11)    $(0.42)     $ 9.97    3.28%
Year Ended July 31, 2002    9.81      0.34          0.30        0.64       (0.34)    (0.05)     (0.39)      10.06    6.68%
Year Ended July 31, 2001    9.30      0.45          0.51        0.96       (0.45)       --      (0.45)       9.81   10.58%
Year Ended July 31, 2000    9.42      0.44         (0.08)       0.36       (0.44)    (0.04)     (0.48)       9.30    3.97%
Year Ended July 31, 1999    9.64      0.45         (0.18)       0.27       (0.45)    (0.04)     (0.49)       9.42    2.79%
----------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year Ended July 31, 2003  $10.09     $0.33        $ 0.01       $0.34      $(0.33)   $(0.11)    $(0.44)     $ 9.99    3.41%
Year Ended July 31, 2002    9.83      0.37          0.31        0.68       (0.37)    (0.05)     (0.42)      10.09    7.03%
Year Ended July 31, 2001    9.32      0.48          0.51        0.99       (0.48)       --      (0.48)       9.83   10.84%
Year Ended July 31, 2000    9.44      0.47         (0.08)       0.39       (0.47)    (0.04)     (0.51)       9.32    4.24%
Year Ended July 31, 1999    9.66      0.48         (0.18)       0.30       (0.48)    (0.04)     (0.52)       9.44    3.05%
----------------------------------------------------------------------------------------------------------------------------

                                            Ratios/Supplemental Data
                         --------------------------------------------------------------
                                                 Ratio of Net
                                       Ratio of   Investment    Ratio of
                         Net Assets,   Expenses   Income to     Expenses
                            End of    to Average   Average     to Average   Portfolio
                         Year (000's) Net Assets  Net Assets  Net Assets** Turnover (a)
---------------------------------------------------------------------------------------
CLASS A
Year Ended July 31, 2003   $ 5,327      0.80%       2.93%        1.55%        17.50%
Year Ended July 31, 2002     2,148      0.81%       3.44%        1.57%        62.60%
Year Ended July 31, 2001     1,090      0.90%       4.66%        1.65%       107.46%
Year Ended July 31, 2000       452      0.89%       4.78%        1.64%        48.99%
Year Ended July 31, 1999       595      0.94%       4.65%        1.49%        63.27%
---------------------------------------------------------------------------------------
CLASS Y
Year Ended July 31, 2003   $88,824      0.55%       3.23%        0.80%        17.50%
Year Ended July 31, 2002    62,156      0.56%       3.69%        0.82%        62.60%
Year Ended July 31, 2001    47,000      0.65%       4.96%        0.90%       107.46%
Year Ended July 31, 2000    32,380      0.64%       5.04%        0.89%        48.99%
Year Ended July 31, 1999    33,332      0.67%       4.89%        0.72%        63.27%
---------------------------------------------------------------------------------------

* Excludes sales charge for class A.
** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS -- TAX-FREE SECURITIES FUND

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the year)

                                          Investment Activities                   Distributions
                                   ------------------------------------ --------------------------------

                         Net Asset             Net Realized                                               Net Asset
                          Value,      Net     and Unrealized Total from    Net       Net                   Value,
                         Beginning Investment Gains (Losses) Investment Investment Realized     Total      End of    Total
                          of Year    Income   on Investments Activities   Income    Gains   Distributions   Year    Return*
----------------------------------------------------------------------------------------------------------------------------
CLASS A
Year Ended July 31, 2003  $10.86     $0.43        $(0.05)      $0.38      $(0.43)   $(0.06)    $(0.49)     $10.75    3.54%
Year Ended July 31, 2002   10.74      0.45          0.23        0.68       (0.45)    (0.11)     (0.56)      10.86    6.47%
Year Ended July 31, 2001   10.29      0.47          0.45        0.92       (0.47)       --      (0.47)      10.74    9.07%
Year Ended July 31, 2000   10.49      0.48         (0.15)       0.33       (0.48)    (0.05)     (0.53)      10.29    3.28%
Year Ended July 31, 1999   10.84      0.48         (0.25)       0.23       (0.48)    (0.10)     (0.58)      10.49    2.00%
----------------------------------------------------------------------------------------------------------------------------
CLASS B
Year Ended July 31, 2003  $10.85     $0.35        $(0.04)      $0.31      $(0.35)   $(0.06)    $(0.41)     $10.75    2.86%
Year Ended July 31, 2002   10.74      0.37          0.22        0.59       (0.37)    (0.11)     (0.48)      10.85    5.58%
Year Ended July 31, 2001   10.29      0.39          0.45        0.84       (0.39)       --      (0.39)      10.74    8.28%
Year Ended July 31, 2000   10.49      0.40         (0.15)       0.25       (0.40)    (0.05)     (0.45)      10.29    2.54%
Year Ended July 31, 1999   10.83      0.40         (0.24)       0.16       (0.40)    (0.10)     (0.50)      10.49    1.40%
----------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year Ended July 31, 2003  $10.90     $0.46        $(0.05)      $0.41      $(0.46)   $(0.06)    $(0.52)     $10.79    3.80%
Year Ended July 31, 2002   10.78      0.47          0.23        0.70       (0.47)    (0.11)     (0.58)      10.90    6.73%
Year Ended July 31, 2001   10.33      0.49          0.45        0.94       (0.49)       --      (0.49)      10.78    9.33%
Year Ended July 31, 2000   10.53      0.50         (0.15)       0.35       (0.50)    (0.05)     (0.55)      10.33    3.55%
Year Ended July 31, 1999   10.88      0.51         (0.25)       0.26       (0.51)    (0.10)     (0.61)      10.53    2.26%
----------------------------------------------------------------------------------------------------------------------------

                                            Ratios/Supplemental Data
                         --------------------------------------------------------------
                                                 Ratio of Net
                                       Ratio of   Investment    Ratio of
                         Net Assets,   Expenses   Income to     Expenses
                            End of    to Average   Average     to Average   Portfolio
                         Year (000's) Net Assets  Net Assets  Net Assets** Turnover (a)
---------------------------------------------------------------------------------------
CLASS A
Year Ended July 31, 2003   $ 11,829     0.96%       3.93%        1.61%         1.24%
Year Ended July 31, 2002     11,765     0.94%       4.17%        1.61%        13.40%
Year Ended July 31, 2001      8,413     0.95%       4.41%        1.64%        19.05%
Year Ended July 31, 2000      6,832     0.95%       4.71%        1.64%        22.40%
Year Ended July 31, 1999      4,795     0.96%       4.41%        1.65%         9.91%
---------------------------------------------------------------------------------------
CLASS B
Year Ended July 31, 2003   $  4,643     1.71%       3.18%        1.86%         1.24%
Year Ended July 31, 2002      5,458     1.69%       3.42%        1.86%        13.40%
Year Ended July 31, 2001      5,019     1.70%       3.65%        1.89%        19.05%
Year Ended July 31, 2000      2,779     1.70%       3.97%        1.89%        22.40%
Year Ended July 31, 1999      1,756     1.70%       3.68%        1.89%         9.91%
---------------------------------------------------------------------------------------
CLASS Y
Year Ended July 31, 2003   $397,157     0.71%       4.18%        0.86%         1.24%
Year Ended July 31, 2002    445,733     0.69%       4.42%        0.86%        13.40%
Year Ended July 31, 2001    463,426     0.70%       4.66%        0.89%        19.05%
Year Ended July 31, 2000    432,677     0.70%       4.96%        0.89%        22.40%
Year Ended July 31, 1999    424,022     0.71%       4.66%        0.90%         9.91%
---------------------------------------------------------------------------------------

* Excludes sales charge for class A and contingent deferred sales charge for class B.
** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS -- TAX-FREE SHORT INTERMEDIATE SECURITIES FUND

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the year)


                                          Investment Activities                   Distributions
                                   ------------------------------------ --------------------------------

                         Net Asset             Net Realized                                               Net Asset
                          Value,      Net     and Unrealized Total from    Net       Net                   Value,
                         Beginning Investment Gains (Losses) Investment Investment Realized     Total      End of    Total
                          of Year    Income   on Investments Activities   Income    Gains   Distributions   Year    Return*
----------------------------------------------------------------------------------------------------------------------------
CLASS A
Year Ended July 31, 2003  $10.39     $0.25        $ 0.02       $0.27      $(0.25)   $(0.05)    $(0.30)     $10.36    2.62%
Year Ended July 31, 2002   10.18      0.29          0.21        0.50       (0.29)       --      (0.29)      10.39    4.98%
Year Ended July 31, 2001    9.86      0.35          0.32        0.67       (0.35)       --      (0.35)      10.18    6.89%
Year Ended July 31, 2000    9.95      0.35         (0.04)       0.31       (0.35)    (0.05)     (0.40)       9.86    3.19%
Year Ended July 31, 1999   10.09      0.34         (0.09)       0.25       (0.34)    (0.05)     (0.39)       9.95    2.44%
----------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year Ended July 31, 2003  $10.45     $0.28        $ 0.01       $0.29      $(0.28)   $(0.05)    $(0.33)     $10.41    2.78%
Year Ended July 31, 2002   10.23      0.32          0.22        0.54       (0.32)       --      (0.32)      10.45    5.33%
Year Ended July 31, 2001    9.91      0.38          0.32        0.70       (0.38)       --      (0.38)      10.23    7.15%
Year Ended July 31, 2000   10.00      0.37         (0.04)       0.33       (0.37)    (0.05)     (0.42)       9.91    3.44%
Year Ended July 31, 1999   10.15      0.37         (0.10)       0.27       (0.37)    (0.05)     (0.42)      10.00    2.60%
----------------------------------------------------------------------------------------------------------------------------

                                           Ratios/Supplemental Data
                         -------------------------------------------------------------
                                                Ratio of Net
                         Net Assets,  Ratio of   Investment    Ratio of
                           End of     Expenses   Income to     Expenses
                            Year     to Average   Average     to Average   Portfolio
                           (000's)   Net Assets  Net Assets  Net Assets** Turnover (a)
--------------------------------------------------------------------------------------
CLASS A
Year Ended July 31, 2003   $ 2,322     0.97%       2.40%        1.58%         6.01%
Year Ended July 31, 2002     2,157     0.98%       2.82%        1.61%        37.24%
Year Ended July 31, 2001     1,732     0.98%       3.48%        1.63%        73.06%
Year Ended July 31, 2000     1,458     0.98%       3.57%        1.63%        42.57%
Year Ended July 31, 1999       878     0.98%       3.35%        1.63%        18.40%
--------------------------------------------------------------------------------------
CLASS Y
Year Ended July 31, 2003   $63,449     0.72%       2.64%        0.83%         6.01%
Year Ended July 31, 2002    49,599     0.73%       3.06%        0.86%        37.24%
Year Ended July 31, 2001    39,857     0.73%       3.73%        0.88%        73.06%
Year Ended July 31, 2000    41,371     0.73%       3.80%        0.88%        42.57%
Year Ended July 31, 1999    47,668     0.73%       3.61%        0.88%        18.40%
--------------------------------------------------------------------------------------

*   Excludes sales charge for class A.
** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS -- INTERNATIONAL STOCK FUND

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)


                                                Investment Activities                        Distributions
                                         -----------------------------------  -------------------------------------------

                               Net Asset    Net      Net Realized                                               Net Asset
                                Value,   Investment and Unrealized Total from    Net       Net                   Value,
                               Beginning   Income   Gains (Losses) Investment Investment Realized     Total      End of
                               of Period   (Loss)   on Investments Activities   Income    Gains   Distributions  Period
--------------------------------------------------------------------------------------------------------------------------
CLASS A
Year Ended July 31, 2003        $ 6.37     $ 0.03       $ 0.06       $ 0.09      $--      $   --     $   --      $ 6.46
Year Ended July 31, 2002          8.15      (0.04)       (1.74)       (1.78)      --          --         --        6.37
Year Ended July 31, 2001         14.55      (0.05)       (3.77)       (3.82)      --       (2.58)     (2.58)       8.15
Year Ended July 31, 2000         11.96       0.05         3.03         3.08       --       (0.49)     (0.49)      14.55
Period Ended July 31, 1999 (b)   10.09         --         1.87         1.87       --          --         --       11.96
--------------------------------------------------------------------------------------------------------------------------
CLASS B
Year Ended July 31, 2003        $ 6.18     $(0.03)      $ 0.09       $ 0.06      $--      $   --     $   --      $ 6.24
Year Ended July 31, 2002          7.94      (0.07)       (1.69)       (1.76)      --          --         --        6.18
Year Ended July 31, 2001         14.35      (0.11)       (3.72)       (3.83)      --       (2.58)     (2.58)       7.94
Year Ended July 31, 2000         11.90       0.04         2.90         2.94       --       (0.49)     (0.49)      14.35
Period Ended July 31, 1999 (c)   10.20      (0.02)        1.72         1.70       --          --         --       11.90
--------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year Ended July 31, 2003        $ 6.44     $ 0.05       $ 0.08       $ 0.13      $--      $   --     $   --      $ 6.57
Year Ended July 31, 2002          8.19      (0.01)       (1.74)       (1.75)      --          --         --        6.44
Year Ended July 31, 2001         14.59      (0.02)       (3.80)       (3.82)      --       (2.58)     (2.58)       8.19
Year Ended July 31, 2000         11.98      (0.06)        3.16         3.10       --       (0.49)     (0.49)      14.59
Period Ended July 31, 1999 (d)   10.00         --         1.98         1.98       --          --         --       11.98
--------------------------------------------------------------------------------------------------------------------------

                                                              Ratios/Supplemental Data
                                          -----------------------------------------------------------------
                                                                    Ratio of Net
                                                         Ratio of    Investment     Ratio of
                                           Net Assets,  Expenses to Income (Loss) Expenses to
                                 Total    End of Period   Average    to Average     Average     Portfolio
                                Return*      (000's)    Net Assets   Net Assets   Net Assets** Turnover (a)
-----------------------------------------------------------------------------------------------------------
CLASS A
Year Ended July 31, 2003         1.41%      $    874       1.84%        0.43%        2.44%       178.04%
Year Ended July 31, 2002       (21.84%)        1,137       1.81%       (0.15%)       2.44%       244.40%
Year Ended July 31, 2001       (29.92%)        2,210       1.75%       (0.41%)       2.39%       213.53%
Year Ended July 31, 2000        25.62%         4,362       1.66%       (0.58%)       2.30%       214.18%
Period Ended July 31, 1999 (b)  18.53%(f)        265       1.94%(e)    (0.19%)(e)    2.61%(e)    156.46%
-----------------------------------------------------------------------------------------------------------
CLASS B
Year Ended July 31, 2003         0.97%      $    536       2.59%       (0.36%)       2.69%       178.04%
Year Ended July 31, 2002       (22.17%)          612       2.56%       (0.95%)       2.69%       244.40%
Year Ended July 31, 2001       (30.48%)          860       2.50%       (1.15%)       2.64%       213.53%
Year Ended July 31, 2000        24.56%         1,202       2.43%       (1.10%)       2.57%       214.18%
Period Ended July 31, 1999 (c)  16.67%(f)        102       2.76%(e)    (1.08%)(e)    2.91%(e)    156.46%
-----------------------------------------------------------------------------------------------------------
CLASS Y
Year Ended July 31, 2003         2.02%      $ 60,558       1.59%        0.74%        1.69%       178.04%
Year Ended July 31, 2002       (21.37%)       50,422       1.56%        0.03%        1.69%       244.40%
Year Ended July 31, 2001       (29.82%)       79,177       1.50%       (0.14%)       1.64%       213.53%
Year Ended July 31, 2000        25.65%       109,962       1.45%       (0.49%)       1.59%       214.18%
Period Ended July 31, 1999 (d)  19.90%(f)     81,253       1.65%(e)     0.03%(e)     1.79%(e)    156.46%
-----------------------------------------------------------------------------------------------------------

* Excludes sales charge for class A and contingent deferred sales charge for class B.
** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b) Period from December 8, 1998 (commencement of operations) to July 31, 1999.
(c) Period from December 20, 1998 (commencement of operations) to July 31, 1999.
(d) Period from December 2, 1998 (commencement of operations) to July 31, 1999.
(e) Annualized
(f) Not Annualized


                      See notes to financial statements.

PACIFIC CAPITAL FUNDS -- VALUE FUND

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)


                                                Investment Activities                   Distributions
                                         -----------------------------------  ---------------------------------



                               Net Asset    Net      Net Realized                                                Net Asset
                                Value,   Investment and Unrealized Total from    Net        Net                   Value,
                               Beginning   Income   Gains (Losses) Investment Investment  Realized     Total      End of
                               of Period   (Loss)   on Investments Activities   Income     Gains   Distributions  Period
---------------------------------------------------------------------------------------------------------------------------
CLASS A
Year Ended July 31, 2003        $ 7.02     $ 0.07       $ 0.35       $ 0.42     $(0.07)    $   --     $(0.07)     $ 7.37
Year Ended July 31, 2002          9.13       0.04        (2.11)       (2.07)     (0.04)        --      (0.04)       7.02
Year Ended July 31, 2001         10.73       0.04        (0.22)       (0.18)     (0.05)     (1.37)     (1.42)       9.13
Year Ended July 31, 2000         10.37       0.03         0.50         0.53      (0.04)     (0.13)     (0.17)      10.73
Period Ended July 31, 1999 (b)   10.05       0.01         0.78         0.79      (0.02)     (0.45)     (0.47)      10.37
---------------------------------------------------------------------------------------------------------------------------
CLASS B
Year Ended July 31, 2003        $ 6.93     $ 0.02       $ 0.34       $ 0.36     $(0.02)    $   --     $(0.02)     $ 7.27
Year Ended July 31, 2002          9.04      (0.02)       (2.09)       (2.11)        --         --         --        6.93
Year Ended July 31, 2001         10.65      (0.02)       (0.22)       (0.24)        --(e)   (1.37)     (1.37)       9.04
Year Ended July 31, 2000         10.34      (0.03)        0.47         0.44         --(e)   (0.13)     (0.13)      10.65
Period Ended July 31, 1999 (c)    9.90      (0.01)        0.91         0.90      (0.01)     (0.45)     (0.46)      10.34
---------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year Ended July 31, 2003        $ 7.03     $ 0.09       $ 0.35       $ 0.44     $(0.09)    $   --     $(0.09)     $ 7.38
Year Ended July 31, 2002          9.15       0.06        (2.12)       (2.06)     (0.06)        --      (0.06)       7.03
Year Ended July 31, 2001         10.74       0.07        (0.22)       (0.15)     (0.07)     (1.37)     (1.44)       9.15
Year Ended July 31, 2000         10.38       0.07         0.49         0.56      (0.07)     (0.13)     (0.20)      10.74
Period Ended July 31, 1999 (d)   10.00       0.04         0.83         0.87      (0.04)     (0.45)     (0.49)      10.38
---------------------------------------------------------------------------------------------------------------------------

                                                            Ratios/Supplemental Data
                                          -------------------------------------------------------------
                                                                  Ratio of
                                                                    Net
                                                                 Investment
                                          Net Assets,  Ratio of    Income       Ratio of
                                            End of     Expenses  (Loss) to      Expenses
                                 Total      Period    to Average  Average      to Average   Portfolio
                                Return*     (000's)   Net Assets Net Assets   Net Assets** Turnover (a)
-------------------------------------------------------------------------------------------------------
CLASS A
Year Ended July 31, 2003         6.07%     $  2,146     1.32%       1.05%        1.82%        77.62%
Year Ended July 31, 2002       (22.74%)       2,032     1.30%       0.48%        1.82%        48.18%
Year Ended July 31, 2001        (1.66%)       2,504     1.31%       0.49%        1.85%        79.05%
Year Ended July 31, 2000         5.21%        1,355     1.30%       0.30%        1.85%       120.42%
Period Ended July 31, 1999 (b)   7.81%(g)       178     1.60%(f)   (0.01%)(f)    2.15%(f)    113.72%
-------------------------------------------------------------------------------------------------------
CLASS B
Year Ended July 31, 2003         5.22%     $  1,291     2.07%       0.31%        2.07%        77.62%
Year Ended July 31, 2002       (23.34%)       1,427     2.05%      (0.28%)       2.07%        48.18%
Year Ended July 31, 2001        (2.25%)       1,544     2.06%      (0.26%)       2.10%        79.05%
Year Ended July 31, 2000         4.30%        1,018     2.06%      (0.37%)       2.10%       120.42%
Period Ended July 31, 1999 (c)   8.94%(g)       472     2.44%(f)   (0.71%)(f)    2.48%(f)    113.72%
-------------------------------------------------------------------------------------------------------
CLASS Y
Year Ended July 31, 2003         6.32%     $210,881     1.07%       1.30%        1.07%        77.62%
Year Ended July 31, 2002       (22.59%)     198,862     1.05%       0.71%        1.07%        48.18%
Year Ended July 31, 2001        (1.34%)     231,106     1.06%       0.76%        1.10%        79.05%
Year Ended July 31, 2000         5.44%      203,366     1.05%       0.66%        1.09%       120.42%
Period Ended July 31, 1999 (d)   8.56%(g)    75,464     1.28%(f)    0.40%(f)     1.32%(f)    113.72%
-------------------------------------------------------------------------------------------------------

* Excludes sales charge for class A and contingent deferred sales charge for class B.
** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b) Period from December 8, 1998 (commencement of operations) to July 31, 1999.
(c) Period from December 13, 1998 (commencement of operations) to July 31, 1999.
(d) Period from December 3, 1998 (commencement of operations) to July 31, 1999.
(e) Less than $0.01 per share.
(f) Annualized
(g) Not Annualized

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS -- SMALL CAP FUND

Financial Highlights
(Selected data for a share of capital stock outstanding throughout the period)


                                                  Investment Activities                         Distributions
                                         --------------------------------------  --------------------------------------------

                               Net Asset                Net Realized                                                Net Asset
                                Value,        Net      and Unrealized Total from    Net        Net                   Value,
                               Beginning  Investment   Gains (Losses) Investment Investment  Realized     Total      End of
                               of Period Income (Loss) on Investments Activities   Income     Gains   Distributions  Period
------------------------------------------------------------------------------------------------------------------------------
CLASS A
Year Ended July 31, 2003        $12.15      $(0.01)        $ 2.59       $ 2.58     $(0.02)    $(1.47)    $(1.49)     $13.24
Year Ended July 31, 2002         13.47        0.03          (0.36)       (0.33)     (0.03)     (0.96)     (0.99)      12.15
Year Ended July 31, 2001         10.40        0.05           3.90         3.95      (0.08)     (0.80)     (0.88)      13.47
Year Ended July 31, 2000         10.66        0.02           0.10         0.12      (0.03)     (0.35)     (0.38)      10.40
Period Ended July 31, 1999 (b)   10.07       (0.01)          0.60         0.59         --         --         --       10.66
------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year Ended July 31, 2003        $11.92      $(0.08)        $ 2.52       $ 2.44     $   --     $(1.47)    $(1.47)     $12.89
Year Ended July 31, 2002         13.29       (0.06)         (0.35)       (0.41)        --(e)   (0.96)     (0.96)      11.92
Year Ended July 31, 2001         10.31       (0.03)          3.82         3.79      (0.01)     (0.80)     (0.81)      13.29
Year Ended July 31, 2000         10.61       (0.03)          0.08         0.05         --(e)   (0.35)     (0.35)      10.31
Period Ended July 31, 1999 (c)    9.78       (0.03)          0.86         0.83         --         --         --       10.61
------------------------------------------------------------------------------------------------------------------------------
CLASS Y
Year Ended July 31, 2003        $12.18      $ 0.03         $ 2.60       $ 2.63     $(0.04)    $(1.47)    $(1.51)     $13.30
Year Ended July 31, 2002         13.49        0.06          (0.35)       (0.29)     (0.06)     (0.96)     (1.02)      12.18
Year Ended July 31, 2001         10.42        0.08           3.88         3.96      (0.09)     (0.80)     (0.89)      13.49
Year Ended July 31, 2000         10.67        0.05           0.10         0.15      (0.05)     (0.35)     (0.40)      10.42
Period Ended July 31, 1999 (d)   10.00          --           0.67         0.67         --         --         --       10.67
------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                         -----------------------------------------------------------------
                                                                   Ratio of Net
                                                        Ratio of    Investment     Ratio of
                                          Net Assets,  Expenses to Income (Loss) Expenses to
                                 Total   End of Period   Average    to Average     Average     Portfolio
                                Return*     (000's)    Net Assets   Net Assets   Net Assets** Turnover (a)
----------------------------------------------------------------------------------------------------------
CLASS A
Year Ended July 31, 2003       24.62%       $ 1,595       1.60%       (0.08%)       2.20%       105.27%
Year Ended July 31, 2002       (2.72%)        1,265       1.58%        0.20%        2.20%        81.67%
Year Ended July 31, 2001       40.28%         1,245       1.65%        0.31%        2.29%        90.31%
Year Ended July 31, 2000        1.51%           330       1.66%        0.30%        2.31%        98.73%
Period Ended July 31, 1999 (b)  5.91%(g)         93       1.84%(f)    (0.26%)(f)    2.50%(f)     60.08%
----------------------------------------------------------------------------------------------------------
CLASS B
Year Ended July 31, 2003       23.74%       $ 2,476       2.35%       (0.83%)       2.45%       105.27%
Year Ended July 31, 2002       (3.38%)        2,013       2.33%       (0.61%)       2.44%        81.67%
Year Ended July 31, 2001       38.92%           890       2.40%       (0.46%)       2.54%        90.31%
Year Ended July 31, 2000        0.85%           214       2.41%       (0.45%)       2.55%        98.73%
Period Ended July 31, 1999 (c)  8.56%(g)         82       2.59%(f)    (1.00%)(f)    2.73%(f)     60.08%
----------------------------------------------------------------------------------------------------------
CLASS Y
Year Ended July 31, 2003       24.96%       $85,520       1.35%        0.19%        1.45%       105.27%
Year Ended July 31, 2002       (2.47%)       68,001       1.33%        0.47%        1.45%        81.67%
Year Ended July 31, 2001       40.34%        53,558       1.40%        0.67%        1.54%        90.31%
Year Ended July 31, 2000        1.82%        36,962       1.41%        0.52%        1.55%        98.73%
Period Ended July 31, 1999 (d)  6.75%(g)     31,812       1.52%(f)     0.08%(f)     1.66%(f)     60.08%
----------------------------------------------------------------------------------------------------------

* Excludes sales charge for class A and contingent deferred sales charge for class B.
** During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(b) Period from December 8, 1998 (commencement of operations) to July 31, 1999.
(c) Period from December 20, 1998 (commencement of operations) to July 31, 1999.
(d) Period from December 3, 1998 (commencement of operations) to July 31, 1999.
(e) Less than $0.01 per share.
(f) Annualized
(g) Not Annualized

                      See notes to financial statements.

PACIFIC CAPITAL FUNDS

                        Report of Independent Auditors

The Board of Trustees and Shareholders
Pacific Capital Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Pacific Capital Funds (comprised of Growth Stock Fund, Growth and Income Fund, New Asia Growth Fund, Diversified Fixed Income Fund, Ultra Short Government Fund, Short Intermediate U.S. Government Securities Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund, International Stock Fund, Value Fund and Small Cap Fund) (the Funds) as of July 31, 2003, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Pacific Capital Funds at July 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Columbus, Ohio
September 5, 2003

PACIFIC CAPITAL FUNDS

   Trustees and Executive Officers of the Pacific Capital Funds (unaudited)

Interested Trustees. The table below sets forth certain information about each of the Trustees of the Trust who are "interested persons" of the Trust as defined by the 1940 Act.

                                     Term of                                Number of
                                     Office;                                Portfolios
                       Position(s)    Term                                   in Fund
Name, Address           Held with   Served in     Principal Occupation(s)    Complex            Other Directorships
   and Age                Trust      Office         During Past 5 Years      Overseen             Held by Trustee
-------------          ----------- ------------ --------------------------- ---------- -------------------------------------
Donna Tanoue*          Trustee and Indefinite;  Vice Chairman of Bank of        11     Member of the Boards of the Bank of
111 South King Street, Chairperson Since: 4/02  Hawaii--Investment                     Hawaii (since 2001), Bankoh
Honolulu, Hawaii 96813                          Services Group (since                  Investment Services, Inc. (since
Age: 49                                         2002); Self-employed                   2001), Hawaii Community
                                                Consultant (2001-2002);                Foundation (since 2002), Kaneohe
                                                Chairman of Federal                    Ranch Co., Ltd. (since 2002), Hawaii
                                                Deposit Insurance Corp.                Theatre Center (since 2002).
                                                (1998-2001)

Douglas Philpotts**,   Trustee     Indefinite;  Retired. Formerly Director,     11     Trustee of Cash Assets Trust, U.S.
55 Dowsett Avenue                  Since: 10/92 Chairman of the Board and              Treasuries Cash Assets Trust, Tax-
Honolulu, Hawaii 96817                          President of Hawaiian Trust            Free Cash Assets Trust, and Hawaiian
Age: 71                                         Co., Ltd. (until 1994), a              Tax-Free Trust (registered investment
                                                predecessor of The Asset               companies) (since 1993); Trustee of
                                                Management Group of                    The Strong Foundation (support of
                                                Bank of Hawaii.                        programs for Hawaiian youth) (since
                                                                                       1974).

--------
* Ms. Tanoue is an "interested person," as defined by the 1940 Act, because of her employment with The Asset Management Group of Bank of Hawaii, the investment adviser to the Trust.
** Mr. Philpotts may be deemed to be an "interested person," as defined by the 1940 Act, because of his ownership, as trustee of a revocable trust, of common stock of Bank of Hawaii.

PACIFIC CAPITAL FUNDS

Independent Trustees. The table below sets forth certain information about the Trustees of the Trust who are not "interested persons" of the Trust as defined in the 1940 Act.

                                       Term of                                Number of
                                       Office;                                Portfolios
                         Position(s)    Term                                   in Fund
Name, Address             Held with   Served in     Principal Occupation(s)    Complex            Other Directorships
   and Age                  Trust      Office         During Past 5 Years      Overseen             Held by Trustee
-------------            ----------- ------------ --------------------------- ---------- --------------------------------------
Richard W. Gushman, II     Trustee   Indefinite;  President and Chief             11     Trustee of Cash Assets Trust, Tax-
700 Bishop Street,                   Since: 10/92 Executive Officer of                   Free Cash Assets Trust, U.S.
Suite 200                                         OKOA, Inc., (commercial                Treasuries Cash Assets Trust, and
Honolulu, Hawaii 96813                            real estate) (since 1972);             Hawaiian Tax-Free Trust (registered
Age: 57                                           Managing Partner of                    investment companies) (since 1993);
                                                  Summit Financial                       Director of Oceanic Cablevision, Inc.
                                                  Resources (financial                   (since 1998), Servco Pacific, Inc.
                                                  services company); Trustee             (distribution of automotive and other
                                                  (since 2000) and Chairman              products), Outrigger Hotels, Inc.
                                                  of the Board (since 2002)              (since 2000), and American Savings
                                                  of the Estate of James                 Bank (2002); Trustee of Hawaii
                                                  Campbell (real estate                  Pacific University (since 1997); Board
                                                  holdings)***                           member of Aloha United Way, Boys
                                                                                         and Girls Club of Honolulu, and other
                                                                                         charitable and civic organizations.

Stanley W. Hong            Trustee   Indefinite;  President of Waste              11     Trustee of Cash Assets Trust, Tax-
4976 Poola Street                    Since: 10/92 Management of Hawaii,                  Free Cash Assets Trust, U.S.
Honolulu, Hawaii 96821                            Inc. (landfill management)             Treasuries Cash Assets Trust, and
Age: 67                                           (since 2002); President and            Hawaiian Tax-Free Trust (registered
                                                  Chief Executive Officer of             investment companies) (since 1993);
                                                  The Chamber of Commerce                Trustee of The King Williams Charles
                                                  of Hawaii (1996-2002)                  Lunalilo Trust Estate (since 2001);
                                                                                         Board member of several other
                                                                                         corporate and community
                                                                                         organizations.

Russell K. Okata           Trustee   Indefinite;  Executive Director of the       11     Trustee of Cash Assets Trust, Tax-
1015 Wilder Avenue, #203             Since: 10/92 Hawaii Government                      Free Cash Assets Trust, U.S.
Honolulu, Hawaii 96822                            Employees Association                  Treasuries Cash Assets Trust, and
Age: 59                                           (since 1981)                           Hawaiian Tax-Free Trust (registered
                                                                                         investment companies) (since 1993);
                                                                                         Vice President of the Hawaii State
                                                                                         AFL-CIO (since 1972) and the
                                                                                         American Federation of State, County
                                                                                         & Municipal Employees, AFL-CIO
                                                                                         (since 1981); Chairman of the Royal
                                                                                         State Group (since 1988); Member of
                                                                                         the Boards of Blood Bank of Hawaii,
                                                                                         Bishop Museum, Public Schools of
                                                                                         Hawaii Foundation, and other
                                                                                         community organizations.

Oswald K. Stender          Trustee   Indefinite;  Retired                         11     Trustee of Cash Assets Trust, Tax-
1056 Maunawili                       Since: 10/92                                        Free Cash Assets Trust, U.S.
Kailua, Hawaii 96734                                                                     Treasuries Cash Assets Trust and
Age: 71                                                                                  Hawaiian Tax-Free Trust (registered
                                                                                         investment companies) (since 1993);
                                                                                         Director of Hawaiian Electric
                                                                                         Industries, Inc., a public utility
                                                                                         holding company (since 1993); former
                                                                                         Trustee of the Bernice Pauahi Bishop
                                                                                         Estate (operation of school for
                                                                                         children of Hawaiian ancestry) (1990-
                                                                                         1999); Board member of various
                                                                                         housing and real estate associations
                                                                                         and community organizations.

--------
*** The Estate of James Campbell has entered into a credit agreement with a group of commercial banks, one of which is Bank of Hawaii, for which BNP Paribas acts as administrative agent. The agreement provides for a variety of term and revolving loans with a total lending commitment of $430 million, of which Bank of Hawaii's commitment is approximately $45 million, and is for a period of two years with certain rights of extension. The Trustees of the Trust (other than Mr. Gushman) who are not "interested persons" of the Trust as defined in the 1940 Act have determined that these are not material relationships that might impair Mr. Gushman's independence, and that he should continue to be classified as a "disinterested" Trustee of the Trust pursuant to the 1940 Act.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, upon request, by calling (800) 258-9232.

PACIFIC CAPITAL FUNDS

Executive Officers. The table below sets forth certain information about each of the Trust's executive officers.

                                        Term of Office
                       Position(s) Held and Length of
Name, Address and Age     with Trust     Time Served          Principal Occupation(s) During Past 5 Years
---------------------  ---------------- -------------- ----------------------------------------------------------
William P. Henry, Jr.   President        Indefinite;   Executive Vice President of Bank of Hawaii (2003);
130 Merchant Street                      Since 12/02   President of Trinity Solutions, Inc. and advisor to CEO of
Suite 240                                              Bank of Hawaii (2001-2002); Senior Vice President,
Honolulu, Hawaii 96813                                 Strategic Business Development of Jubilee Tech
Age: 39                                                International (2000); Senior Manager of Marakon
                                                       Associates (1991-1998).

Irimga McKay            Executive        Indefinite;   Executive Vice President, Client Services of BISYS Fund
3435 Stelzer Road       Vice President   Since: 12/02  Services (since 1988).
Columbus, Ohio 43219
Age: 43

Andrew Spencer          Executive Vice   Indefinite;   Vice President and Manager of Bank of Hawaii--
130 Merchant Street     President        Since: 6/01   Investment Products Division (since 2001); Assistant Vice
Suite 240                                              President of M&T Bank (1998-2001); Manager of Xerox
Honolulu, Hawaii 96813                                 Corporation--Product Development (1988-1998).
Age: 38

Jenna Alexander         Vice President   Indefinite;   Product Manager, Investment Products Division of Bank of
130 Merchant Street                      Since: 3/03   Hawaii (since 2000). Marketing Director, Megaxess, Inc.
Suite 240                                              (1998-2000)
Honolulu, Hawaii 96813
Age: 27

Alaina Metz             Vice President   Indefinite;   Vice President, Regulatory Services of BISYS Fund
3435 Stelzer Road                        Since: 9/96   Services--Blue Sky Compliance (since 1995).
Columbus, Ohio 43219
Age: 36

Mark Sichley            Vice President   Indefinite;   Vice President, Client Services of BISYS Fund Services
3435 Stelzer Road                        Since: 6/02   (since 1987).
Columbus, Ohio 43219
Age: 45

Nadeem Yousaf           Treasurer        Indefinite;   Vice President, Financial Services of BISYS Fund Services
3435 Stelzer Road                        Since: 6/00   (since 1999); Director of Canadian Operations, Investors
Columbus, Ohio 43219                                   Bank and Trust (1997-1999); Assistant Manager--
Age: 34                                                Investment Management Services Group of
                                                       PricewaterhouseCoopers LLP (1994-1997).

PACIFIC CAPITAL FUNDS

                  Special Meeting of Shareholders (unaudited)

A Special Meeting of shareholders of the Pacific Capital Growth and Income Fund (the "Fund") was held on May 8, 2003 at 60 State Street, Suite 1300, Boston, Massachusetts 02109, for the purpose of seeking approval to change the fundamental investment objectives of the Fund to make long term capital appreciation the primary objective and current income the secondary objective (the "Proposal"). As of the record date, there were 14,998,681.950 shares of the Fund outstanding and entitled to vote at the Special Meeting. A majority of the outstanding voting shares of the Fund approved the Proposal by the following votes:

FOR                        AGAINST                    ABSTAIN
12,078,761.069 shares      60,671.128 shares          17,549.249 shares

INVESTMENT ADVISER
The Asset Management Group of Bank of Hawaii
111 South King Street
Honolulu, HI 96813

SUB-ADVISERS
Nicholas-Applegate Capital Management
600 West Broadway
San Diego, CA 92102

First State Investments
3 Exchange Square
8 Connaught Place Central
Hong Kong

DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

LEGAL COUNSEL
Paul, Hastings,Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071

INDEPENDENT AUDITORS
Ernst & Young LLP
41 South High Street, Suite 1100
Columbus, OH 43215

ADMINISTRATOR AND TRANSFER AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

                         [GRAPHIC]Pacific Capital Funds
       MANAGED BY THE ASSET MANAGEMENT GROUP OF [GRAPHIC] Bank of Hawaii

The Pacific Capital Funds are distributed by BISYS Fund Services. This document must be preceded or accompanied by a current prospectus for the Pacific Capital Funds, which you should read carefully before you invest or send money.

PCR-0006                                                                    9/03

Item 2. Code of Ethics.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

     The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 10 (a)(1).

Item 3. Audit Committee Financial Expert.

         (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

                  (i) Has at least one audit committee financial expert serving on its audit committee; or

                  (ii) Does not have an audit committee financial expert serving on its audit committee.

              (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                  (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

                  (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

              (3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

The Registrant's Board of Trustees has determined that no member of the Board's audit committee qualifies as an audit committee financial expert ("ACFE"). After evaluating the matter, the Board concluded that it was not necessary to add a Trustee to the Board who qualified as an ACFE, as the business experience of the current independent members of the Board was adequate to exercise their oversight responsibilities.

Item 4. Principal Accountant Fees and Services.

         (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

         (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

                (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

         (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

         (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Only effective for annual reports with periods ending on or after December 15, 2003.

Item 5.   Audit Committee of Listed Registrants.
Not applicable.

Item 6.   [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities. Not applicable.

Item 8. [Reserved]

Item 9. Controls and Procedures.

         (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits.

         (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

         (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

         (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2). Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

         (b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940. Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pacific Capital Funds

By (Signature and Title)*        /s/ Nadeem Yousaf
                         -------------------------------------
                              Nadeem Yousaf, Treasurer

Date October 1, 2003

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*      /s/ William P. Henry, Jr.
                         -------------------------------------
                           William P. Henry, Jr., President

Date October 1, 2003

By (Signature and Title)*        /s/ Nadeem Yousaf
                         -------------------------------------
                              Nadeem Yousaf, Treasurer

Date October 1, 2003

* Print the name and title of each signing officer under his or her signature.